--------------
                                                                    EQUITY FUNDS
                                                                  --------------


BALANCED GROWTH FUND
GROWTH AND INCOME FUND
EQUITY INDEX FUND
GROWTH FUND
SPECIAL GROWTH FUND
EMERGING GROWTH FUND
MICROCAP FUND
INTERNATIONAL EQUITY FUND


                                  ANNUAL REPORT

                                OCTOBER 31, 1998

                                                              (LOGO)FIRSTARFUNDS

--------------------------------------------------------------------------------
                              NOTICE TO INVESTORS

- Shares of Firstar Funds:

 - ARE NOT INSURED BY THE
   FDIC, the US Government or any
   other governmental agency;
 - are not bank deposits or obligations
   of or guaranteed by Firstar Bank, its parent company or its affiliates;

 - are subject to investment risks,
   including possible loss of principal; and

 - are offered by B.C. Ziegler and Company, member NASD, SIPC, and an independent third-party distributor.

- Firstar Bank affiliates serve as investment adviser, custodian, transfer agent, administrator, and accounting services agent and receive compensation for such services as disclosed in the current prospectus.
--------------------------------------------------------------------------------


TABLE OF CONTENTS
                                                                       Page(s)
SHAREOWNER LETTER........................................................1-3
FIRSTAR BALANCED GROWTH FUND.............................................4-5
FIRSTAR GROWTH AND INCOME FUND...........................................6-7
FIRSTAR EQUITY INDEX FUND................................................8-9
FIRSTAR GROWTH FUND.....................................................10-11
FIRSTAR SPECIAL GROWTH FUND.............................................12-13
FIRSTAR EMERGING GROWTH FUND............................................14-15
FIRSTAR MICROCAP FUND...................................................16-17
FIRSTAR INTERNATIONAL EQUITY FUND.......................................18-19
STATEMENT OF ASSETS AND LIABILITIES.....................................20-21
STATEMENT OF CHANGES IN NET ASSETS......................................22-24
FINANCIAL HIGHLIGHTS....................................................25-32
STATEMENT OF OPERATIONS.................................................33-34
SCHEDULE OF INVESTMENTS.................................................35-61
NOTES TO THE FINANCIAL STATEMENTS.......................................62-69
REPORT OF INDEPENDENT ACCOUNTANTS.........................................70

                                                              (LOGO)FIRSTARFUNDS


DEAR SHAREOWNER:                                                   December 1998

INVESTMENT REVIEW

U.S. financial markets gave investors a roller coaster ride in the second half of Firstar Funds' October fiscal year. Russia's devaluation of the ruble and subsequent default on its debt set off a wave of selling in August that culminated in a stunning 513 point decline in the Dow Jones Industrial Average on August 31st. After rebounding somewhat in September, major market indexes like the Dow and the Standard & Poor's 500 again flirted with bear market territory in early October, declining nearly 20% from their July peak. Hardest hit was the small company sector of the market, which as of the October 8th low, was off nearly 38% from its April high as measured by the Russell 2000 Index. Since that time, U.S. stock markets have staged a breathtaking rally, aided in large part by the Federal Reserve's three successive quarter point interest rate cuts on September 29th, October 15th and November 17th.

The shift in Federal Reserve policy to a lower interest rate, rapid money growth posture is aimed at improving market liquidity and heading off a "credit crunch." Following the near collapse of hedge fund company Long-Term Capital Management, Inc., credit spreads (the difference in yield between a corporate bond and a U.S. Treasury bond of equal maturity) widened dramatically and the corporate bond market seized-up. Since the Fed began lowering interest rates, credit spreads have narrowed and the market has absorbed new corporate bond offerings from issuers who would have met a very chilly reception several weeks ago. The direction of short-term interest rates reflects the Fed's actions, with three-month Treasury bill yields declining from 5.0% to 4.3% between April 30th and October 31st. Long-term interest rates also declined during this period, but were much more volatile than short-term rates. The yield on the thirty-year U.S. Treasury bond declined from 6.0% to a low of 4.7% in September before settling back at 5.2% at the end of October.

During volatile times like these, a consistent investment approach is the key to success. Instead of trying to time the market and running the risk of zigging when you should zag, we believe investors should stick to their long-term asset allocation strategy. A consistent approach to asset allocation improves the chances of turning investment returns into investor returns. Equally important to long-term success, we believe, is following a consistent investment philosophy or style. Although Firstar Funds offers actively managed stock portfolios across the market capitalization spectrum and bond portfolios across the maturity range, our investment philosophy is focused. We follow a high-quality, structured approach in the management of our fixed-income portfolios and a growth-at-a-reasonable-price approach in the management of our equity portfolios. By staying focused on these twin investment disciplines, we believe we increase our chances of winning the investment "marathon." We are pleased with the long-term investment results our approach has achieved and remain confident in our ability to deliver competitive returns in the future.

On the technology front, we continue to enhance our web site at www.firstarfunds.com. Most recently, we added transactional capabilities. Now you can purchase and redeem shares on-line, as well as exchange or transfer assets between your existing Firstar Fund accounts. You now have the freedom to access your accounts when it best suits your schedule - seven days a week, 24-hours a day.

In other news, we reopened Firstar MicroCap Fund for new investments on November 2nd. Once the Fund receives an additional $50 million in contributions, it will once again close. We reopen the Fund when we feel there is sufficient capacity to absorb new assets. We are enthusiastic about the outlook for microcap investing given the tremendous relative values we believe are available among the market's smallest company stocks.

For more information about on-line transactions or if you have questions regarding the reopening of Firstar MicroCap Fund, please call the Firstar Funds Center at 1-800-982-8909.

Finally, we're very pleased at the appointment of Marian Zentmyer, CFA, as chief equity investment officer. She replaced Scott Harkness, who left the firm in November. Marian has 17 years of investment management experience with Firstar and has received national publicity for her outstanding portfolio management skills.

                                                              (LOGO)FIRSTARFUNDS

MARKET OUTLOOK

Looking ahead, our market forecast is predicated on the following trends:

-Representing 45% of global economic activity, the U.S. and Europe will combine to offset the collapse suffered by many emerging economies, producing a net gain in worldwide economic growth.

-Despite Japan's efforts to reform its banking industry and implement new measures to stimulate demand, such as lower tax rates and deficit spending by the government, the Japanese economy remains mired in recession.

-Economic policies prescribed by the International Monetary Fund (IMF), which include tax increases, government spending cuts and devalued currencies, will delay economic recovery in those countries infected by the "Asian Contagion."

-Deterioration in foreign trade will continue to have a negative impact on U.S.
 economic growth due to weakened international demand for U.S. exports and higher imports from countries with devalued currencies.

-The lowest mortgage rates in a generation, moderate job creation and the best inflation-adjusted personal income growth in twenty-five years will sustain today's high level of consumer spending gains and extend America's consumer-led economic expansion.

-Unable to raise prices due to fierce global competition, companies will continue to "buy" revenue growth by acquiring their competitors (the urge to merge).

-Under pressure from rising wages and slowing sales growth, companies will continue to restructure, improve productivity through technology and pare payrolls (the urge to purge) to maintain profits.

-Global overcapacity in manufacturing and commodity production (e.g. autos and oil) should continue to exert downward pressure on commodity prices.

-Inflation rates should continue to decline with a period of mild deflation in 1999 a strong possibility.

-The yield curve, which plots interest rates from short-term to long-term, will become more positively sloped (via lower short-term rates), prompting a swift reduction in money market yields.

-With earnings growth more difficult to achieve, the key to future stock market returns will continue to be expanding price-to-earnings ratios (P/E's).

-P/E's should expand in a disinflationary/deflationary environment because stock prices are expressed in current dollars while earnings are expressed in future dollars that are appreciating in terms of purchasing power.

                                                              (LOGO)FIRSTARFUNDS

IN SUMMARY

We believe the global economy will muddle through this turbulent period with the U.S. functioning as the "importer of last resort" and U.S. consumers providing the engine for continued economic growth. A withering corporate profit outlook makes stock selection critical and favors our active, growth-at-a-reasonable price equity management strategy. Lower levels of inflation or modest deflation increase the likelihood of further interest rate declines, creating a favorable environment for fixed income investing. Although volatility will remain high, we are optimistic for continued positive returns for both our equity and fixed-income funds going into 1999.

We appreciate your confidence in the Firstar Funds and encourage you to read the portfolio reviews that follow.


(PHOTO)                             (PHOTO)

MARY ELLEN STANEK, CFA              MARIAN ZENTMYER, CFA
President and                       Chief Equity Investment Officer
Chief Executive Officer

Firstar Investment Research & Management Company, LLC (FIRMCO)

                                                              (LOGO)FIRSTARFUNDS

--------------------------------------------------------------------------------
                              BALANCED GROWTH FUND
--------------------------------------------------------------------------------

The fiscal year ended October 31, 1998 culminated a year in which the world financial markets collapsed. The "Asian Contagion" that began the fiscal year in the Fall of 1997 spread to Latin America and Russia during the summer of 1998. The Russian government's decision to devalue the Ruble unleashed a deluge of selling in world markets that continues to unwind. The return of one's money became far more important than the return on one's money. Treasury securities staged a spectacular rally as a massive flow of funds sought quality. Concerns about U.S. vulnerability to recession and the associated company earnings risk removed the halo the stock market had been wearing for the last three and a half years. Liquidity for small stocks and lower quality corporate debt evaporated which created an enormous divergence in returns between mega cap stocks (companies with market capitalizations greater than $25 billion) and small cap stocks (companies with market capitalizations less than $1 billion).

In light of this volatility, the S&P 500 was up 22% while the S&P 600 declined 11%. This divergence of returns had an impact on your Fund as the equity portion of the portfolio had an above market weight position in smaller companies at 44%. Firstar Balanced Growth Fund was up +8.8% (+8.6% Retail no-load) for the year, trailing the average balanced fund at +10.8% as measured by Lipper Analytical Services.

In the equity portion of your portfolio, we have maintained large positions in the consumer cyclical and finance sectors for several years. Although this emphasis has enhanced longer term results of the portfolio, it also penalized short-term results during the last twelve months as investors became concerned about lack of economic growth and the repercussions of world financial problems on our domestic markets. We continue to believe that the U.S. consumer, aided by the Federal Reserve's lower interest rate and rapid money growth policies, will lead the economy to modest growth for 1999.

Technology stocks advanced 34% for the year led by the stalwarts: Dell, Microsoft, Intel and Cisco Systems, all of which were held in your portfolio. While the outlook for technology is somewhat clouded by the impact of spending to fix the "year 2000" problem, we remain bullish on the longer term outlook for this important sector of the market. Finally, in the consumer staples sector, healthcare was up +41% over the last twelve months, and should continue to be a beneficiary of record new drug approvals, expanded pharmaceutical coverage and aging demographics. As such, we remained over-weighted in this area. See page 35 for a complete listing of portfolio holdings.

We believe the key to future stock market returns will continue to be expanding price-to-earnings ratios. During the last twelve months, earnings forecasts for the S&P 500 declined 12%, yet the market value of the index has advanced 22%. The higher valuation is a rational result of lower inflation expectations more than offsetting the decline in earnings estimates. Our outlook is for flat corporate profits in 1999 with a further decline of interest rates.

The objective of the fixed-income component of Firstar Balanced Growth Fund is to provide an annual rate of total return comparable to the return of the Lehman Brothers Government/Corporate Bond Index. More than half (51%) of the fixed-income portion of the Fund is invested in U.S. Treasury bonds which was the strongest performing sector of the bond market over the last twelve months. Our careful, research-intensive process of selecting investment-grade corporate issues and asset-backed securities gives the Fund a high-quality focus. Nearly three-quarters (73%) of the fixed-income portion of the Fund is invested in obligations rated Aaa/AAA or higher. Among corporate bonds, we have a preference for finance, banking and brokerage issues along with dollar-denominated international ("Yankee") securities. We think these sectors represent exceptional value in the current environment. Since the Fund's inception in 1992, we have adhered to the same disciplined management approach. Although the past six+ years have brought us more volatility in the fixed-income markets than many would have expected, the hallmark of our fixed-income approach has been our consistent, risk-controlled approach in all market climates.

We appreciate your continued confidence in Firstar Balanced Growth Fund and look forward to working with you in the future.

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
MARIAN E. ZENTMYER, CFA, CFP, Chief Equity Investment Officer of Firstar Investment Research & Management Company, LLC (FIRMCO) and TERESA R. WESTMAN, CFA, Senior Portfolio Manager co-manage the Fund, Teresa since its inception on March 30, 1992, and Marian since June 18, 1996. Marian has been with Firstar since 1982 and has 20 years of investment management experience. She received her BA from Stanford University in 1978. Teresa has been with Firstar since 1987 and has 11 years of investment management experience. Teresa received her BA from Augustana College in 1985 and her MBA from the University of Chicago in 1991. Marian is a Chartered Financial Analyst and a Certified Financial Planner. Teresa is a Chartered Financial Analyst.

(PHOTO)                (PHOTO)
MARIAN E. ZENTMYER,    TERESA R. WESTMAN, CFA
CFA, CFP

                                                             (LOGO) FIRSTARFUNDS





                                3/30/92    10/92     10/93     10/94     10/95     10/96     10/97      10/98
                                --------  --------  --------  --------  --------  --------  --------   --------
FIRSTAR BALANCED GROWTH
  INSTITUTIONAL FUND             $10,000   $10,372   $11,771   $11,662   $13,969   $15,724   $18,615   $20,260
FIRSTAR BALANCED GROWTH
  FUND - NO LOAD                 $10,000   $10,372   $11,771   $11,662   $13,941   $15,655   $18,484   $20,074
FIRSTAR BALANCED GROWTH
  FUND - LOA                      $9,600    $9,958   $11,302   $11,197   $13,386   $15,032   $17,748   $19,271
LIPPER BALANCED FUND INDEX       $10,000   $10,481   $12,167   $12,093   $14,220   $16,281   $19,553   $21,657
S&P 500                          $10,000   $10,548   $12,124   $12,593   $15,923   $19,760   $26,106   $31,846



This chart assumes an initial investment of $10,000 made on 3/30/92 (inception). Per form ance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                                                 AVERAGE ANNUAL RATE OF RETURN (%)
                                                 FOR PERIODS ENDED OCTOBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Since Inception
                                                              1 Year         3 Years         5 Years          3/30/92
------------------------------------------------------------------------------------------------------------------------------------
FIRSTAR BALANCED GROWTH FUND - INSTITUTIONAL                   8.8            13.2            11.5              11.3
FIRSTAR BALANCED GROWTH FUND - A - NO LOAD                     8.6            12.9            11.3              11.2
FIRSTAR BALANCED GROWTH FUND - A - LOAD<F1>                    4.3            11.4            10.4              10.5
LIPPER BALANCED FUND INDEX<F2>                                 10.8           15.1            12.3              12.5
S&P 500 STOCK INDEX<F3>                                        22.0           26.0            21.3              19.2
------------------------------------------------------------------------------------------------------------------------------------



A = Series A (retail class)

<F1> Reflects maximum sales charge of 4.00%. Effective January 1, 1999 the maximum sales charge will be 4.50%.

<F2> The Lipper Balanced Fund Index is composed of the 30 largest mutual Funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds.

<F3> The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. The load performance for the Series A Shares has been restated to reflect the impact of the sales charge. Series A performance prior to January 10, 1995, does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.


TOP 5 EQUITY HOLDINGS 10/31/98
---------------------------------------
TYCO INTERNATIONAL, LTD.        1.5%
---------------------------------------
THE CHARLES SCHWAB CORPORATION  1.3%
---------------------------------------
SUNGARD DATA SYSTEMS, INC.      1.2%
---------------------------------------
PROTECTIVE LIFE CORPORATION     1.1%
---------------------------------------
MCI WORLDCOM, INC.              1.0%
---------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 10/31/98
---------------------------------------
$247,779,756
---------------------------------------

                                                             (LOGO) FIRSTARFUNDS


--------------------------------------------------------------------------------
                             GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
Firstar Growth and Income Fund's fiscal year ended October 31, 1998 witnessed one of the most volatile periods in market history. The month of September alone had 10 days where the market moved up or down more than 1%. We witnessed two corrections in the S&P 500 during the past fifteen months. The first was in October of 1997. Most recently, the S&P 500 fell over 20% between July 17 and August 31, 1998 - the technical definition of a bear market. Despite this volatility, the Growth and Income Fund returned positive results of +18.8% (+18.1% Retail no-load) while the S&P 500 was up +22.0% and the Lipper Growth & Income Index was up +9.45% for the same time period.

Our Growth style of investing involves purchasing companies that are growing sales and earnings at a greater rate than the average company. This technique fared well during the fiscal year as cyclical companies suffered from a lack of demand and foreign competition. Also, aiding performance was the strong relative performance of large capitalization companies versus small capitalization companies. The average weighted market capitalization of the Growth and Income Fund was $28 billion on October 31, 1998.

We have maintained our overweighted positions in consumer cyclicals and financials, combining to represent 32% of the portfolio. This emphasis hurt the relative performance of the Growth and Income Fund as investors became concerned about a collapse in the financial markets and the consequences of lower consumer spending and credit quality; however, we saw a change in mood in late October. The Federal Reserve's decision to lower interest rates 0.25% on October 15th signaled a heightened concern and willingness to provide needed liquidity to the financial markets. We believe continued strong job availability, lower interest rates, and declining prices on imported goods will continue to drive consumer spending. The market volatility has created opportunities to purchase quality companies at more reasonable prices, and over the past 12 months we added the following new positions:

Albertson's - One of the largest supermarket chains in the U.S. We believe the company should benefit from the recent acquisition of American stores as they leverage the benefits of centralized purchasing and distribution.

Medtronic - One of the world's largest makers of implantable biomedical devices. The company's primary focus is on products which improve cardiovascular and neurological health.

Clorox - Best known for its name brand bleach - however, other market leading brands include Kingsford Charcoal, S.O.S., Pine Sol and Black Flag.

Warner Lambert - A leading global marketer of prescription drugs including Lipitor which lowers cholesterol and is rapidly gaining market share in this key therapeutic category. The company also manufactures well known over-the-counter products including Neosporin, Sudafed and Listerine. See page 40 for a complete listing of portfolio holdings.

As 1999 approaches, we continue to be conservative on the outlook for the financial markets. We believe interest rates (the main driver of price-to-earnings ratios), will continue to fall due to the lack of any inflationary pressure (higher labor rates offset by declining raw materials costs). Although corporate profits will struggle as companies find it difficult to pass through higher labor rates, higher price-to-earnings ratios with flattish earnings can lead to modestly higher common stock prices.

We continue to adhere with our proven buy and sell disciplines and believe Firstar Growth and Income Fund will continue to prove an attractive investment for shareowners. We thank you for your continued participation and support.




PORTFOLIO MANAGER PROFILE
-------------------------------------------------------------------------------
MARIAN E. ZENTMYER, CFA, CFP, Chief Equity Investment Officer of Firstar Investment Research & Management Company, LLC (FIRMCO) and WALTER DEWEY, CFA, Vice President and Senior Portfolio Manager co-manage the Fund, Marian since February 22, 1993 and Walter since June 29, 1998. Marian has been with Firstar since 1982 and has 20 years of investment management experience. She received her BA from Stanford University in 1978. Walter has been with Firstar since 1986 and has 14 years of investment management experience. He received his BBA in 1983 from the University of Wisconsin. Marian is a Chartered Financial Analyst and a Certified Financial Planner. Walter is a Chartered Financial Analyst.


(PHOTO)                  (PHOTO)

MARIAN E. ZENTMYER,      WALTER DEWEY, CFA
CFA, CFP

                                                              (LOGO)FIRSTARFUNDS



                              12/29/89   10/90     10/91     10/92     10/93     10/94     10/95     10/96     10/97    10/98
                              --------  --------  --------  --------  --------  --------  --------   --------  -------  ------
FIRSTAR GROWTH & INCOME
  INSTITUTIONAL FUND           $10,000   $9,304   $11,688   $12,368   $13,596   $13,846   $17,307   $21,963    $28,734  $34,008
FIRSTAR GROWTH & INCOME
  FUND - NO LOAD               $10,000   $9,304   $11,688   $12,368   $13,596   $13,846   $17,273   $21,870    $28,534  $33,693
FIRSTAR GROWTH & INCOME
  FUND - LOAD                   $9,600   $8,933   $11,223   $11,875   $13,054   $13,294   $16,585   $20,999    $27,397  $32,345
S&P 500                        $10,000   $8,855   $11,821   $12,999   $14,941   $15,519   $19,622   $24,351    $32,170  $39,244


This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Per formance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL RATE OF RETURN (%)
                                                 FOR PERIODS ENDED OCTOBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Since Inception
                                                  1 Year        3 Years        5 Years           12/29/89
------------------------------------------------------------------------------------------------------------------------------------
FIRSTAR GROWTH AND INCOME FUND - INSTITUTIONAL     18.4           25.2           20.1              14.8
FIRSTAR GROWTH AND INCOME FUND - A - NO LOAD       18.1           25.0           19.9              14.7
FIRSTAR GROWTH AND INCOME FUND - A - LOAD<F1>      13.3           23.3           18.9              14.2
S&P 500 STOCK INDEX<F2>                            22.0           26.0           21.3              16.7
------------------------------------------------------------------------------------------------------------------------------------
A = Series A (retail class)

<F1> Reflects maximum sales charge of 4.00%.  Effective January 1, 1999 the maximum sales charge will be 4.50%.

<F2> The S&P 500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approx i mately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organiza tion fee. The load performance for Series A shares has been restated to reflect the impact of the sales charge.
Series A performance prior to January 10, 1995, does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.


TOP 5 EQUITY HOLDINGS 10/31/98
---------------------------------------------------
TYCO INTERNATIONAL, LTD.                      4.0%
---------------------------------------------------
BANK OF NEW YORK                              2.7%
---------------------------------------------------
MCKESSON CORPORATION                          2.5%
---------------------------------------------------
INTERPUBLIC GROUP OF COMPANIES, INC.          2.4%
---------------------------------------------------
NORWEST CORPORATION                           2.3%
---------------------------------------------------
Portfolio holdings are subject to change and are not a representation of the
Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 10/31/98
---------------------------------------------------
$664,934,122
---------------------------------------------------


                                                             (LOGO) FIRSTARFUNDS


------------------------------------------------------------------------------
                               EQUITY INDEX FUND
------------------------------------------------------------------------------

Firstar Equity Index Fund seeks to provide investment returns, before Fund expenses, comparable to the price and yield performance of publicly traded stocks in the aggregate, as represented by the S&P 500 Index. The Fund does not use traditional methods of financial and market analysis when making purchase and sale decisions: rather, the Fund invests primarily in common stocks that comprise the S&P 500 Index in proportion to their relative capitalization and sector weightings.

Firstar Equity Index Fund's net asset value of $74.66 ($74.58 Retail no-load) on
October 31, 1998 represents a one-year total return of 21.93% (21.63% Retail no-load), which was comparable to the S&P 500's return of 22.0% over the same period.

We believe that by applying a capitalization weighting and sector balancing technique that matches the structure of the S&P 500, as well as using S&P 500 futures contracts to equitize the cash, the Fund should reasonably track the performance of the index.


PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
DANIEL A. TRANCHITA, CFA, Vice President and Senior Portfolio Manager of Firstar
Investment Research & Management Company, LLC (FIRMCO) and CARL J. SMITH,
Assistant Vice President and Portfolio Manager co-manage the Fund - Dan since
July 1, 1992 and Carl since January 1, 1996. Dan has been with Firstar since
1989 and has nine years of investment management experience. He received his BA in 1987 and his MBA in 1989 from Marquette University. Dan is a Chartered
Financial Analyst. Carl has been with Firstar since 1982 and has six years of investment management experience. He received his BS in 1994 from Cardinal
Stritch College.

(PHOTO)                                (PHOTO)
DANIEL A. TRANCHITA, CFA               CARL J. SMITH


                                                             (LOGO) FIRSTARFUNDS




                                 12/29/89   10/90    10/91     10/92     10/93     10/94     10/95      10/96    10/97    10/98
                                --------  --------  --------  --------  --------  --------  --------   --------  -------  ------
FIRSTAR EQUITY INDEX
  INSTITUTIONAL FUND           $10,000   $8,854   $11,767   $12,869   $14,644   $15,157   $19,101     $23,624    $31,037  $37,843
FIRSTAR EQUITY INDEX
  FUND - NO LOAD               $10,000   $8,854   $11,767   $12,869   $14,644   $15,157   $19,066     $23,520    $30,830  $37,497
FIRSTAR EQUITY INDEX
  FUND - LOAD                   $9,600   $8,501   $11,297   $12,355   $14,059   $14,552   $18,305     $22,581    $29,599  $35,997
S&P 500                        $10,000   $8,855   $11,821   $12,999   $14,941   $15,519   $19,622     $24,351    $32,170  $39,244


This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Per formance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL RATE OF RETURN (%)
                                                 FOR PERIODS ENDED OCTOBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Since Inception
                                                       1 Year        3 Years        5 Years          12/29/89
------------------------------------------------------------------------------------------------------------------------------------
FIRSTAR EQUITY INDEX FUND - INSTITUTIONAL               21.9          25.6            20.9             16.2
FIRSTAR EQUITY INDEX FUND - A - NO LOAD                 21.6          25.3            20.7             16.1
FIRSTAR EQUITY INDEX FUND - A - LOAD<F1>                16.8          23.6            19.7             15.6
S&P 500 STOCK INDEX<F2>                                 22.0          26.0            21.3             16.7
------------------------------------------------------------------------------------------------------------------------------------

A = Series A (retail class)

<F1> Reflects maximum sales charge of 4.00%.  Effective January 1, 1999 the maximum sales charge will be 4.50%.

<F2> The S&P 500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approx i mately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The load performance for Series A shares has been restated to reflect the impact of the sales charge (and the elimination of the purchase price adjustment). The no-load performance for the Series A and Series Institutional shares has been restated to reflect the elimination of the purchase price adjustment. Series A performance prior to January 10, 1995 does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 EQUITY HOLDINGS 10/31/98
-------------------------------------
GENERAL ELECTRIC                3.1%
-------------------------------------
MICROSOFT CORPORATION           2.8%
-------------------------------------
EXXON CORPORATION               1.9%
-------------------------------------
COCA-COLA COMPANY               1.8%
-------------------------------------
MERCK & COMPANY, INC.           1.8%
-------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 10/31/98
-------------------------------------
$562,881,357
-------------------------------------

                                                             (LOGO) FIRSTARFUNDS

--------------------------------------------------------------------------------
                                  GROWTH FUND
--------------------------------------------------------------------------------
Volatility in the world's financial markets dominated the headlines over the last twelve months. The turmoil came to a climax during the last three months of your Fund's fiscal year with the "Asian Contagion" that began to surface in the Fall of 1997, spreading into Latin America and Russia. Despite this turmoil, Firstar Growth Fund was able to achieve a return of +18.9% (18.6% Retail no-load). This compares to the S&P 500's return of +22.0% and the average growth fund, as measured by Lipper Analytical Services, at +9.6%.

The financial turmoil manifested itself with the disappearance of liquidity in the marketplace. In this environment, large stocks continued to dominate investment results as investors sought liquidity and brand names. The 20 largest companies in the S&P 500 on October 31, 1998 contributed an absolute return of +14.6% to the entire index return of +22.0%. These companies on average returned an astounding +48% (the remaining 480 companies therefore contributed only an absolute return of 7.4% to the index). Of these 20 companies your portfolio held six - Microsoft, Merck, Intel, Cisco Systems, Lucent and Dell (which contributed 5.1% of absolute return as they advanced an average of 75% during the fiscal year).

Over the past 12 months, we owned critical stocks within the best performing capitalization range of the market. While important to our returns, these stocks did not determine our results as they did for the S&P 500. Our historical commitment to "growth-at-a-reasonable-price" kept most of the portfolio in companies outside of the "mega" category. Tyco (+59%), the largest contributor to portfolio performance, was also the largest position in the Fund during the year. Also showing material gains were Warner Lambert (+51%), SunGard Data (+39%), IMS Health (+49%) and SunAmerica (+90%). See page 49 for a complete listing of portfolio holdings.

Our decision last year to increase the market capitalization of the Fund obviously helped our relative performance, but was only partially responsible. Finding good medium-sized companies was still the most important variable. We continue to maintain large positions in the consumer cyclical and finance sectors as we have for several years. These two areas represented 41% of the portfolio on October 31, 1998. While we were disappointed with our returns in the consumer area we remain committed to them, as we believe the consumer remains the strength behind our economy benefiting from excellent job growth, lower interest rates and declining prices on imported products. In the financial sector, we have emphasized companies that benefit from a continuing trend toward savings and investment as the baby boom generation prepares for retirement.

Technology represents another significant weighting in the portfolio. The advent of the "year 2000" creates both challenges and opportunities for technology as corporate America prepares for the millennium. As mentioned above, the portfolio includes several of the technology industry giants currently riding a huge wave of investment. In particular, the use of digital media throughout our world is a theme we expect to be investing in for years to come.

Overall we remain constructive on the market. The two main components of market valuation are earnings and interest rates. Although third quarter operating earnings for S&P 500 companies are on pace to decline for the first time since 1991, the outlook for 1999 is moderately better. The negative impact of foreign currency should become a positive, and we are looking for flat corporate profits. We believe interest rates can continue to decline because of the lack of any inflationary pressure arguing for stable-to-higher price to earnings ratios. In this environment, companies able to grow their earnings should be richly rewarded by investors.

By sticking to our proven "growth-at-a-reasonable-price" strategy, we believe the Fund can continue to provide attractive returns to shareowners. We appreciate your continued confidence and support.



PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
MARIAN E. ZENTMYER, CFA, CFP, Chief Equity Investment Officer of Firstar Investment Research & Management Company, LLC (FIRMCO) and WALTER DEWEY, CFA, Vice President and Senior Portfolio Manager co-manage the Fund _ Marian since June 18, 1996 and Walter since July 7, 1997. Marian has been with Firstar since 1982 and has 20 years of investment management experience. She received her BA from Stanford University in 1978. Walter has been with Firstar since 1986 and has 15 years of investment management experience. He received his BBA in 1983 from the University of Wisconsin.

(PHOTO)                                 (PHOTO)
MARIAN E. ZENTMYER,                     WALTER DEWEY, CFA
CFA, CFP

                                                             (LOGO) FIRSTARFUNDS


                               12/29/89   10/93     10/94     10/95     10/96      10/97    10/98
                               --------  --------  --------  --------  --------  -------- --------
FIRSTAR GROWTH
  INSTITUTIONAL FUND           $10,000   $10,753   $10,813   $12,927   $15,360   $18,671   $22,199
FIRSTAR GROWTH
  FUND - NO LOAD               $10,000   $10,753   $10,813   $12,901   $15,291   $18,548   $21,994
FIRSTAR GROWTH
  FUND - LOAD                   $9,600   $10,324   $10,382   $12,387   $14,682   $17,809   $21,114
S&P 500                        $10,000   $10,981   $11,406   $14,422   $17,898   $23,645   $28,844



This chart assumes an initial investment of $10,000 made on 12/29/92 (inception). Per formance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                                                 AVERAGE ANNUAL RATE OF RETURN (%)
                                                 FOR PERIODS ENDED OCTOBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

                                                                       Since Inception
                                      1 Year      3 Years      5 Years     12/29/92
------------------------------------------------------------------------------------------------------------------------------------
FIRSTAR GROWTH FUND - INSTITUTIONAL    18.9         19.7         15.6        14.6
FIRSTAR GROWTH FUND - A - NO LOAD      18.6         19.5         15.4        14.5
FIRSTAR GROWTH FUND - A - LOAD<F1>     13.8         17.8         14.5        13.7
S&P 500 STOCK INDEX<F2>                22.0         26.0         21.3        19.9
------------------------------------------------------------------------------------------------------------------------------------

A = Series A (retail class)

<F1> Reflects maximum sales charge of 4.00%.  Effective January 1, 1999 the maximum sales charge will be 4.50%.

<F2> The S&P 500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organiza tion fee. The load performance for the Series A shares has been restated to reflect the impact of the sales charge. Series A performance prior to January 10, 1995, does not reflect the service organization fees. If service organization fees had been reflected, perform ance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 EQUITY HOLDINGS 10/31/98
---------------------------------------
TYCO INTERNATIONAL, LTD.        4.4%
---------------------------------------
SUNGARD DATA SYSTEMS, INC.      3.5%
---------------------------------------
MCI WORLDCOM, INC.              3.0%
---------------------------------------
HARLEY-DAVIDSON, INC.           2.8%
---------------------------------------
STATE STREET CORPORATION        2.4%
---------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 10/31/98
---------------------------------------
$236,011,037
---------------------------------------

                                                              (LOGO)FIRSTARFUNDS

--------------------------------------------------------------------------------
                              SPECIAL GROWTH FUND
--------------------------------------------------------------------------------
Firstar Special Growth Fund seeks capital appreciation through investments in medium-sized companies with stock market capitalizations generally between $1 billion and $5 billion. The Fund's weighted average market capitalization is currently $3.6 billion, slightly lower than its benchmark, the S&P MidCap 400 Index, which has a weighted average company value of $4.7 billion. During the month of July, mid-capitalization stocks entered a bear market and continued to fall through early October. By October 8th, the S&P MidCap 400 Index had fallen 25.5% from its high in April. This downturn, however, was followed by a 17.1% gain for the S&P MidCap 400 Index in the last three weeks of October as confidence came back into small and mid-sized companies. Volatility in the markets impacted Fund performance as the Fund returned -5.66% (-5.91% Retail no-load) against 6.71% for the S&P MidCap 400 Index and -4.46% for the Wilshire MidCap 750 Universe for the fiscal year ended October 31, 1998.

The Fund continues to be overweighted in consumer cyclical, finance, technology and healthcare stocks. Our research process has found more predictable growth at reasonable prices in these sectors than in underweighted sectors like basic materials, capital goods, transportation and utilities. The Fund experienced relative outperformance in consumer cyclicals and finance due to rising individual stocks like Dollar General, Bed Bath & Beyond and Concord EFS. In addition, the Fund made the appropriate decision to overweight the healthcare and technology sectors as they were the two best performing sectors in the S&P MidCap 400 Index. Unfortunately, individual holdings within those two sectors did not perform well. More specifically, the Fund's return was hurt by fundamental misses at Adaptec, ADC Telecommunications and Shared Medical Systems. These disappointments overshadowed gains in Fiserv, Synopsis and CSG Systems.

During the second half of the fiscal year, the top performing stocks included Charles Schwab (a discount broker), Protective Life (an insurance company), Sofamor Danek (a maker of spinal cages) and Concord EFS (a transaction processing company). Laggards included Gartner Group (a technology market research company), General Nutrition (a vitamin retailer), MGIC Investment Corp. (a mortgage insurer) and E*Trade Group (an online deep discount broker). Please see page 51 for a complete listing of portfolio holdings.

With a weighted average expected growth rate in excess of 20%, combined with a 19X price-to-earnings multiple (which is a 22% discount to the market multiple), we believe Firstar Special Growth Fund is well-positioned to take advantage of solid relative performance opportunities. The S&P MidCap 400 Index sells at a price-to-earnings multiple similar to the Fund but has an expected growth rate only in the mid-single digits. In the future, we expect the persistency of growth in the Fund's holdings to offer significant price appreciation. We appreciate your continued support.

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
TODD M. KRIEG, CFA, JD, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) and MATTHEW D'ATILLIO, CFA, Vice President and Portfolio Manager co-manage the Fund - Todd since September 1, 1994 and Matt since December 1, 1998. Todd has been with Firstar since 1992 and has six years of investment management experience. He received his BA from Williams College in 1983 and a JD from Georgetown University in 1989. Matt has been with Firstar since 1993 and has five years of investment management experience. He received his BA from Bowdoin College in 1993. Todd and Matt are both Chartered Financial Analysts.


(PHOTO)                                 (PHOTO)
TODD M. KRIEG, CFA, JD                  MATTHEW D'ATILLIO, CFA

                                                             (LOGO) FIRSTARFUNDS


                                 12/29/89   10/90    10/91     10/92     10/93     10/94     10/95      10/96    10/97    10/98
                                --------  --------  --------  --------  --------  --------  --------   --------  -------  ------
FIRSTAR SPECIAL GROWTH
  INSTITUTIONAL FUND           $10,000   $8,953    $14,346   $15,617   $18,138   $18,641   $23,449     $26,399   $32,323  $30,494
FIRSTAR SPECIAL GROWTH
  FUND - NO LOAD               $10,000   $8,953    $14,346   $15,617   $18,138   $18,641   $23,406     $26,278   $32,106  $30,210
FIRSTAR SPECIAL GROWTH
  FUND - LOAD                   $9,600   $8,596    $13,774   $14,994   $17,416   $17,898   $22,474     $25,231   $30,827  $29,002
S&P MIDCAP 400                 $10,000   $8,293    $13,360   $14,804   $17,992   $18,420   $22,327     $26,200   $34,760  $37,092
S&P 500                        $10,000   $8,855    $11,821   $12,999   $14,941   $15,519   $19,622     $24,351   $32,170  $39,244


This chart assumes an initial investment of $10,000 made on 12/28/89 (inception). Per form ance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL RATE OF RETURN (%)
                                                 FOR PERIODS ENDED OCTOBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           Since Inception
                                                  1 Year      3 Years          5 Years        12/28/89
------------------------------------------------------------------------------------------------------------------------------------
FIRSTAR SPECIAL GROWTH FUND - INSTITUTIONAL        (5.7)        9.1              10.9           13.4
FIRSTAR SPECIAL GROWTH FUND - A - NO LOAD          (5.9)        8.9              10.7           13.3
FIRSTAR SPECIAL GROWTH FUND - A - LOAD<F1>         (9.7)        7.4              9.8            12.8
S&P MIDCAP 400 INDEX<F2>                            6.7         18.4             15.6           16.0
S&P 500 STOCK INDEX<F3>                            22.0         26.0             21.3           16.7
------------------------------------------------------------------------------------------------------------------------------------

A = Series A (retail class)

<F1> Reflects maximum sales charge of 4.00%. Effective January 1, 1999 the maximum sales charge will be 4.50%.

<F2> The S&P MidCap 400 Index is a capital-weighted index, representing the aggregate market value of the common equity of 400 stocks chosen by Standard &Poor's with a median capitalization of approximately $700 million.

<F3> The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approx i mately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maxi mum sales load and are subject to an annual 0.25% service organiza tion fee. The load performance for the Series A shares has been restated to reflect the impact of the sales charge. Series A performance prior to January 10, 1995, does not reflect the service organization fees. If service organization fees had been reflected, perform ance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.


TOP 5 EQUITY HOLDINGS 10/31/98
---------------------------------------
THE CHARLES SCHWAB CORPORATION  6.6%
---------------------------------------
PROTECTIVE LIFE CORPORATION     5.7%
---------------------------------------
AMBAC, INC.                     5.0%
---------------------------------------
SYNOPSYS, INC.                  4.8%
---------------------------------------
FISERV, INC.                    4.4%
---------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 10/31/98
---------------------------------------
$601,004,084
---------------------------------------

                                                            (LOGO)  FIRSTARFUNDS


--------------------------------------------------------------------------------
                              EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Firstar Emerging Growth Fund seeks capital appreciation through investments in securities of small-sized companies with stock market capitalizations between $250 million and $2 billion. The Fund's current weighted average market capitalization is $750 million, roughly in line with its benchmark, the Standard & Poor's SmallCap 600 Index, at $850 million. In the second half of the fiscal year, small-sized companies saw a bear market with the average Russell 2000 stock falling 38% from its high. As a result, the Fund's second half return was -17.91% (-18.01% Retail no-load), yet this return compared favorably to the S&P SmallCap 600 Index return of -21.39%, -21.20% for the Russell 2000 Index and - 20.78% for the Wishire Next 1750 Index during the same time period. Although down for the fiscal year ended October 31, 1998, the Fund's -6.35% (-6.58% Retail no-load) return ranks favorably among the returns of the indices with the S&P SmallCap 600 Index at -11.06%, the Russell 2000 Index at -11.84% and the Wilshire Next 1750 Index at -9.43%.

The Fund ended the fiscal year with a 1999 estimated price-to-earnings ratio (P/E) of 14.6X - a few points lower than the 18.5X ratio for the S&P SmallCap 600 Index. At the same time, the weighted average 1999 estimated earnings growth of the Fund's holdings is 24.2% while the S&P SmallCap 600 Index's growth is only expected to be in the low single-digits in 1999. This lower P/E ratio, combined with higher earnings growth, was maintained despite the continued focus on companies with consistent and predictable revenue and earnings streams. The majority of the Fund's holdings maintain a significant portion of their revenues under long-term contracts.

Individual company holdings which made a major contribution to the Fund's second half return included a top pick from analyst Peter Deininger called CDW Computer Centers (a direct marketer of computer products), analyst Jennifer Hanson's Eagle Hardware & Garden (a home improvement retailer), a 50% gain in Portfolio Manager Joe Frohna's Intertel (telecommunications equipment), a rapidly rising data processing company, Affiliated Computer from analyst Earl Delaet, analyst Jim King's Barr Laboratories (a pharmaceutical company), analyst Tom Bolgert's Granite Construction (a highway contractor) and a near doubling in analyst Laurian Lytle's NCO Group (an accounts receivable management company). Laggards included fundamental disappointments from ambulance operator Rural Metro and pet retailer Petco Animal Supplies, both of which have been eliminated from the Fund. Other weak holdings included Amkor Technology, Stein Mart and Forest Oil. See page 53 for a complete list of portfolio holdings.

The Fund remains overweighted in consumer cyclicals, finance and technology. Underweighted sectors include basic materials, capital goods, transportation and utilities due to their lack of predictability and exposure to an economic slowdown. The Fund's sector allocation decisions did not materially add or subtract from the relative returns, rather, individual stock selection within sectors drove the relative outperformance for the fiscal year.

The return in consumer cyclicals beat the benchmark's return due to the performance of securities like CDW Computer Centers, Axciom and Men's Wearhouse. Good relative performance also came out of finance where the Fund exceeded the index's return because of investments in Financial Security Assurance and SEI Investments. However, the most important sector in the relative outperformance was technology where the Fund had several significant gains from stocks like National Computer Systems, Sykes Enterprises, Mastech and BISYS Group. The only two sectors of relative weakness against the benchmark were energy and healthcare where declining oil and gas prices and increased regulation compressed market multiples. Both sectors have been reduced and now represent less than 9% of the Fund's current holdings.

With the Fund's holdings currently trading at a 35% discount to the Standard & Poor's 500 Index price-to-earnings ratio of 23X, we believe smallcap and midcap stocks have lots of upside left in valuation. In addition, the 20% plus growth of the Fund's holdings far outstrips that of the larger stocks and the S&P SmallCap 600 Index. As a result, we are optimistic about Firstar Emerging Growth Fund and look forward to providing our shareowners with the opportunity for attractive returns.

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
TODD KRIEG, CFA, JD, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) and MATTHEW D'ATILLIO, CFA, Vice President and Portfolio Manager co-manage the Fund since its inception August 15, 1997. Todd has been with Firstar since 1992 and has six years of investment management experience. He received his BA from Williams College in 1983 and a JD from Georgetown University in 1989. Matt has been with Firstar since 1993 and has five years of investment management experience. He received his BA from Bowdoin College in 1993. Todd and Matt are both Chartered Financial Analysts.

(PHOTO)                                 (PHOTO)
TODD KRIEG, CFA, JD                     MATTHEW D'ATILLIO, CFA

                                                         (LOGO) FIRSTARFUNDS

                                 8/15/97   10/97     10/98
                                --------  --------  --------
                               [C]       [C]       [C]
FIRSTAR EMERGING GROWTH
  INSTITUTIONAL FUND           $10,000   $10,310     $9,655
FIRSTAR EMERGING GROWTH
  FUND - NO LOAD               $10,000   $10,310     $9,631
FIRSTAR EMERGING GROWTH
  FUND - LOAD                   $9,600    $9,894     $9,246
S&P 500                        $10,000   $10,187    $12,427
S&P SMALLCAP 600               $10,000   $10,558     $9,390
WHILSHIRE NEXT 1750            $10,000   $10,564     $9,568


This chart assumes an initial investment of $10,000 made on 8/15/97 (inception). Per form ance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past perform ance is not predictive of future performance. Investment return and principal value will fluc tuate, so that your shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                                             Since Inception
                                                  One Year       8/15/97
--------------------------------------------------------------------------------
FIRSTAR EMERGING GROWTH FUND - INSTITUTIONAL       (6.4)          (2.9)
FIRSTAR EMERGING GROWTH FUND - A - NO LOAD         (6.6)          (3.1)
FIRSTAR EMERGING GROWTH FUND - A - LOAD<F1>       (10.3)          (6.3)
S&P SMALLCAP 600 INDEX<F2>                        (11.1)          (5.1)
WILSHIRE NEXT 1750 INDEX<F3>                       (9.4)          (3.6)
--------------------------------------------------------------------------------
A = Series A (retail class)

<F1> Reflects maximum sales charge of 4.00%.  Effective January 1, 1999 the maximum sales charge will be 4.50%.

<F2> The S&PSmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations.

<F3>The Wilshire Next 1750 Index is an unmanaged index which shows the next largest 1,750 companies after the Top 750 of the Wilshire 5000 Stock Index.

An investment cannot be made directly in an index.

Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 EQUITY HOLDINGS 10/31/98
----------------------------------------------
AXCIOM CORPORATION                       5.4%
----------------------------------------------
ARM FINANCIAL GROUP INC. - CLASS A       3.8%
----------------------------------------------
ABR INFORMATION SERVICES, INC.           3.6%
----------------------------------------------
SYKES ENTERPRISES, INC.                  3.5%
----------------------------------------------
AVANT! CORPORATION                       3.4%
----------------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 10/31/98
----------------------------------------------
$73,284,343
----------------------------------------------

                                                             (LOGO) FIRSTARFUNDS

--------------------------------------------------------------------------------
                                 MICROCAP FUND
--------------------------------------------------------------------------------
The fiscal year proved to be a volatile time for microcap investing. After returning 18.8% (18.6% Retail no-load) the first six months of the fiscal year, Firstar MicroCap Fund ended the 12 months ended October 31, 1998 down -21.5% (- 21.7% Retail no-load) - compared to the Russell 2000 which returned -11.8%.
This underperformance was due in large part to the collapse in stock prices as the global economic slowdown was most severe in the microcap sector. During this time, liquidity was constrained due to the increased global credit crunch driving the risk premium dramatically up and stock prices down.

Falling stock prices late in the fiscal year were exacerbated by tax-loss selling, whereby investors sell stocks with unrealized losses to offset gains realized early in the year. After falling nearly 38% from their high, microcap stocks were buoyed by the Federal Reserve interest rate cut on September 29th and a second surprise cut in rates on October 15th. These moves by the Fed helped ease the credit crunch and are bringing investors back to small and microcap stocks.

Although the markets witnessed extreme volatility the last six months of the fiscal year, we maintained our consistent focus of investing in companies with recurring revenues, strong growth and large-end markets. Given the indiscriminate selling which took place during the July through October timeframe, we took advantage by buying stocks (such as Transaction Network Services and Sterigenics) with limited international exposure and strong persistency in their revenue stream. We also focused our new purchases in sectors which are more defensive in nature - such as education, healthcare and private prisons/security. Furthermore, we sold stocks which were more exposed to a global economic slowdown, or were dependent on a strong capital spending cycle such as SBS Technologies and ITEQ. See page 55 for a complete list of portfolio holdings.

Looking ahead, we continue to believe microcap stocks will outperform the large cap indices over the next six to twelve months as the market realizes the low valuations and growth potential in the microcap sector. Additionally, history is on our side - following the last 11 Federal Reserve interest rate easing cycles, microcap stocks have outperformed the market by nearly 13% annually through previous easing cycles.

The critical question to be answered is whether or not the microcap sector can continue to grow their earnings at an above-average market rate. If so, we may see extraordinary outperformance from the microcap sector. To offer our shareowners an opportunity to capitalize on this situation, we have reopened the Fund to new investments. In order to retain the integrity of the MicroCap Fund's investment philosophy, we will close the Fund once we receive an additional $50 million in investments.

Of course, microcap investing entails greater risk and we remind you of the inherent volatility this type of Fund can present. As such, we appreciate your continued confidence in Firstar MicroCap Fund and look forward to working with you in the future.

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
JOSEPH A. FROHNA, CFA, CPA, Vice President and Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) has managed the Fund since September 9, 1997. Joe has been with Firstar since 1995 and has five years of investment management experience. Joe received his BBA from the University of Wisconsin-Whitewater in 1986 and his MBA from the University of Michigan in 1994. Joe is a Chartered Financial Analyst.

(PHOTO)
JOSEPH A. FROHNA, CFA, CPA

                                                             (LOGO) FIRSTARFUNDS


                          8/01/95   10/95     10/96      10/97      10/98
                         --------  --------  --------   -------    -------
                         [C]       [C]       [C]         [C]       [C]
FIRSTAR MICROCAP
  INSTITUTIONAL FUND     $10,000   $16,393    $17,188    $22,365    $17,555
FIRSTAR MICROCAP
  FUND - NO LOAD         $10,000   $16,352    $17,137    $22,240    $17,411
FIRSTAR MICROCAP
  FUND - LOAD             $9,600   $15,693    $16,446    $21,344    $16,715
RUSSELL 2000             $10,000   $11,709    $11,567    $14,960    $13,189
S&P 500                  $10,000   $12,248    $12,975    $17,142    $20,911


This chart assumes an initial investment of $10,000 made on 8/1/95 (inception). Per form ance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past perform ance is not predictive of future performance. Investment return and principal value will fluc tuate, so that your shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                              Since Inception
                                        1 Year      3 Years        8/1/95
--------------------------------------------------------------------------------
FIRSTAR MICROCAP FUND - INSTITUTIONAL   (21.5)        16.5          18.9
FIRSTAR MICROCAP FUND - A - NO LOAD     (21.7)        16.2          18.6
FIRSTAR MICROCAP FUND - A - LOAD<F1>    (24.9)        14.6          17.1
RUSSELL 2000 INDEX<F2>                  (11.8)        10.0           8.9
--------------------------------------------------------------------------------

A = Series A (retail class)

<F1> Reflects maximum sales charge of 4.00%. Effective January 1, 1999 the maximum sales charge will be 4.50%.

<F2> The Russell 2000, an unmanaged index, consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by total market capitalization.

An investment cannot be made directly in an index.

Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 EQUITY HOLDINGS 10/31/98
----------------------------------------------
CORNELL CORRECTIONS, INC.                6.5%
----------------------------------------------
QUADRAMED CORPORATION                    4.9%
----------------------------------------------
CAPITAL AUTOMOTIVE REIT                  3.8%
----------------------------------------------
CHAMPIONSHIP AUTO RACING TEAMS, INC.     3.1%
----------------------------------------------
STERIGENICS INTERNATIONAL, INC.          2.8%
----------------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 10/31/98
----------------------------------------------
$85,115,362
----------------------------------------------

                                                             (LOGO) FIRSTARFUNDS

--------------------------------------------------------------------------------
                           INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
We continue to focus on undervalued companies with favorable long-term earnings prospects for Firstar International Equity Fund. Our experience suggests that fundamentals and valuations are the primary determinants of stock price performance over the long-term; however, we have been in an environment that has rewarded "growth and momentum" investors at the expense of "value" investors during the past few years. We believe this is not sustainable and feel fundamentals are re-emerging as the primary determinant of stock price performance. We believe the International Fund is positioned to capitalize on this trend through investments in undervalued companies worldwide. The fiscal year-end for Firstar International Equity Fund brought a disappointing return of -15.97% (-16.16% Retail no-load). However, with patience we believe the portfolio will yield attractive returns as we evolve from this difficult period into the eventual recovery.

As of October 31, 1998 the International Equity Fund was broadly diversified among 41 countries with 94% of the portfolio invested in stocks. The largest weighting in the portfolio is invested in Europe (56%), followed by the Far East including Australia/New Zealand (30%). The Americas (excluding the U.S.) represent approximately 9% of the Fund.

Although European stocks contributed favorably to the Fund's performance this year, we are finding it increasingly difficult to identify value in Europe. Our interest in the region has gradually shifted from Southern Europe to Northern Europe with an emphasis on opportunities in the Nordic countries and the U.K. The largest individual European country exposure in the Fund is in the U.K. where high interest rates, a strong currency, and a domestic economic slowdown have led to depressed valuations. A reversal of these trends, particularly when compared with continental European neighbors, is a potential catalyst for these stocks to perform.

There is tremendous skepticism surrounding the outlook for economic and stock market prospects in Japan. The economy is in recession, consumer confidence is low, and pricing power has diminished, but the stock market has already responded to much of these concerns by falling from its peak of 38,900 in 1989 to 13,500 at the end of October. We are somewhat optimistic with a small, continued flow of Japanese stock ideas that are typically overlooked, have the ability to be restructured and are domestically oriented.

Within the emerging markets, we have identified the most attractive opportunities in Asia followed by Eastern Europe and Latin America. We believe the recovery from extremely depressed valuations in many stocks in these countries will contribute meaningfully to your Fund's longer-term performance. Depressed commodity prices have had adverse effects particularly in the
developing countries and in Australia and New Zealand.   In many of these stock
markets, we find an attractive combination of overly depressed economies, attractive stock valuations, and undervalued currencies. In light of this, we have increased our exposure in Australia and New Zealand, and we remain committed to our holdings in several emerging markets.

We feel Firstar International Equity Fund is optimally positioned for the future. The portfolio has been constructed based upon company fundamentals and valuations with a 3-7 year investment horizon. In recent months, our research team has performed extensive due diligence and visited 143 companies and various government officials in: Austria, Belgium, Chile, Czech Republic, Denmark, Finland, Hong Kong, Indonesia, Japan, Malaysia, Mexico, Norway, Philippines, Peru, Russia, Slovakia, South Korea, Singapore, Sweden, Switzerland, Thailand and the U.K.

We continue to work hard to deliver superior long-term results using our value approach to investing. Your patience and support is greatly appreciated.

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
JAMES E. CHANEY, Chief Investment Officer of Hansberger Global Investors, Inc.
(HGI), the Fund's sub-adviser, JOHN HOCK, CFA, Research Analyst and Assistant Portfolio Manager of HGI, ROBERT MAZUELOS, Research Analyst and Assistant Portfolio Manager of HGI, and DANIEL A. TRANCHITA, CFA, Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO), the Fund's adviser, co-manage the Fund - James, John and Robert since September 2, 1997 (when the sub-advisory agreement with HGI went into affect) and Dan since the fund's inception April 28, 1994. Jim has been with HGI since 1996 and has 14 years of investment management experience. He received his BS from the University of Massachusetts - Amherst in 1979, his MS from Northeastern University in 1983 and his MBA from Columbia University in 1987. John has been with HGI since 1995 and has eight years of investment management experience. He received his BS from Cornell University in 1990 and his MBA from New York University in 1995. John is a Chartered Financial Analyst. Robert has been with HGI since 1995 and has eight years of investment management experience. He received his BS from the University of Florida in 1990. Dan has been with Firstar since 1989 and has nine years of investment management experience. He received his BA in 1987 and his MBA in 1989 from Marquette University. Dan is a Chartered Financial Analyst.

(PHOTO)            (PHOTO)         (PHOTO)           (PHOTO)
JAMES E. CHANEY    JOHN HOCK, CFA  ROBERT MAZUELOS   DANIEL A. TRANCHITA,CFA

                                                             (LOGO) FIRSTARFUNDS


                                 4/28/94   10/94     10/95      10/96     10/97    10/98
                                --------  --------  --------  --------  --------  --------
FIRSTAR INTERNATIONAL EQUITY
  INSTITUTIONAL FUND           $10,000   $9,995    $9,620     $10,410    $9,879   $8,303
FIRSTAR INTERNATIONAL EQUITY
  FUND - NO LOAD               $10,000   $9,995    $9,600     $10,363    $9,814   $8,228
FIRSTAR INTERNATIONAL EQUITY
  FUND - LOAD                   $9,600   $9,597    $9,218      $9,951    $9,424   $7,899
EAFE                           $10,000  $10,429   $10,390     $11,478   $12,009  $13,168


This chart assumes an initial investment of $10,000 made on 4/28/94 (inception). Per form ance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past perform ance is not predictive of future performance. Investment return and principal value will fluc tuate, so that your shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL RATE OF RETURN (%)
                                                 FOR PERIODS ENDED OCTOBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Since Inception
                                                       1 Year            3 Years                4/28/94
------------------------------------------------------------------------------------------------------------------------------------
FIRSTAR INTERNATIONAL EQUITY FUND - INSTITUTIONAL      (16.0)             (4.8)                  (4.0)
FIRSTAR INTERNATIONAL EQUITY FUND - A - NO LOAD        (16.2)             (5.0)                  (4.2)
FIRSTAR INTERNATIONAL EQUITY FUND - A - LOAD<F1>       (19.5)             (6.3)                  (5.1)
EAFEINDEX<F2>                                            9.7               8.2                    6.3
------------------------------------------------------------------------------------------------------------------------------------



A = Series A (retail class)

<F1> Reflects maximum sales charge of 4.00%. Effective January 1, 1999 the maximum sales charge will be 4.50%.

<F2> The Morgan Stanley Capital International Europe, Australia and Far East
     Index, ("MSCI/EAFE") is an unmanaged index composed of 20 European and Pacific Basin countries. The MSCI/EAFEIndex is the most recognized international index and is weighted by market capitalization.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The load performance for Series A shares has been restated to reflect the impact of the sales charge (and the elimination of the purchase price adjustment). The no-load performance for the Series A shares and the Series Institutional shares have been restated to reflect the elimination of the purchase price adjustment. Series A performance prior to January 10, 1995 does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 COUNTRIES 10/31/98
----------------------------------------
GREAT BRITAIN                  12.5%
----------------------------------------
JAPAN                           7.5%
----------------------------------------
FRANCE                          6.3%
----------------------------------------
HONG KONG                       6.1%
----------------------------------------
SPAIN                           6.1%
----------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 10/31/98
----------------------------------------
$51,156,362
----------------------------------------

                                                             (LOGO) FIRSTARFUNDS



STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
OCTOBER 31, 1998



                                                                             BALANCED  GROWTH AND   EQUITY
                                                                              GROWTH     INCOME      INDEX
                                                                               FUND       FUND       FUND
                                                                             --------   --------   --------
ASSETS:
  Investments, at value (cost $209,436, $468,009, $331,009, $167,346,
  $465,653, $67,122, $81,091, $63,679, respectively)                         $249,841   $657,749   $563,662
  Cash                                                                              -          -         21
  Income receivable                                                             1,252      1,170        648
  Capital shares sold                                                             445      1,209        591
  Receivable for securities sold                                                1,822     11,036        217
  Other assets                                                                     20         30         30
                                                                             --------   --------   --------
     Total Assets                                                             253,380    671,194    565,169
                                                                             --------   --------   --------

LIABILITIES:
  Payable for securities purchased                                              5,350      4,953          -
  Capital shares redeemed                                                          65        745      2,082
  Payable to affiliates                                                           164        530        182
  Accrued expenses and other liabilities                                           21         32         24
                                                                             --------   --------   --------
     Total Liabilities                                                          5,600      6,260      2,288
                                                                             --------   --------   --------
NET ASSETS                                                                   $247,780   $664,934   $562,881
                                                                             ========   ========   ========

NET ASSETS CONSIST OF:
  Capital stock                                                              $199,861   $425,586   $326,978
  Undistributed net investment income (loss)                                      373        910        621
  Undistributed accumulated net realized gains (losses) on
     Investments                                                                7,141     48,698        844
  Unrealized net appreciation (depreciation) on:
     Investments                                                               40,405    189,740    232,653
     Futures contracts                                                              -          -      1,785
     Foreign currency                                                               -          -          -
                                                                             --------   --------   --------
     Total Net Assets                                                        $247,780   $664,934   $562,881
                                                                             ========   ========   ========

SERIES A:
  Net assets                                                                 $ 59,657   $190,331   $110,129
  Shares authorized ($.0001 par value)                                        500,000    500,000    500,000
  Shares issued and outstanding                                                 2,001      4,286      1,477
  Net asset value and redemption price per share <F1>                          $29.82     $44.41     $74.58
                                                                             ========   ========   ========
  Maximum offering price per share <F1>                                        $31.06     $46.26     $77.69
                                                                             ========   ========   ========

SERIES INSTITUTIONAL:
  Net assets                                                                 $188,123   $474,603   $452,752
  Shares authorized ($.0001 par value)                                        500,000    500,000    500,000
  Shares issued and outstanding                                                 6,302     10,674      6,064
  Net asset value, redemption price and offering price per share <F1>          $29.85     $44.46     $74.66
                                                                             ========   ========   ========

<F1> Amounts may not recalculate due to rounding.


                     See notes to the financial statements.

                                                             (LOGO) FIRSTARFUNDS

                                                                             SPECIAL    EMERGING                       INTERNATIONAL
                                                                              GROWTH     GROWTH     GROWTH     MICROCAP    EQUITY
                                                                               FUND       FUND       FUND        FUND       FUND
                                                                             --------   --------   --------    --------   --------
ASSETS:
  Investments, at value (cost $209,436, $468,009, $331,009, $167,346,
  $465,653, $67,122, $81,091, $63,679, respectively)                         $235,176   $605,308   $ 68,871    $85,674    $ 50,099
  Cash                                                                              -          -          -          -           -
  Income receivable                                                               187        195         39         54         378
  Capital shares sold                                                             350        726      4,289        -00          50
  Receivable for securities sold                                                3,592      3,789        941        432       2,264
  Other assets                                                                     19         31         44         32          13
                                                                             --------   --------   --------   --------    --------
     Total Assets                                                             239,324    610,049     74,184     86,192      52,804
                                                                             --------   --------   --------   --------    --------

LIABILITIES:
  Payable for securities purchased                                              2,959      4,428        829        916         920
  Capital shares redeemed                                                         143      4,054         14         19         199
  Payable to affiliates                                                           195        525         45        128          87
  Accrued expenses and other liabilities                                           16         38         12         14         442
                                                                             --------   --------   --------   --------    --------
     Total Liabilities                                                          3,313      9,045        900      1,077       1,648
                                                                             --------   --------   --------   --------    --------
NET ASSETS                                                                  $ 236,011   $601,004    $73,284    $85,115     $51,156
                                                                             ========   ========   ========   ========    ========

NET ASSETS CONSIST OF:
  Capital stock                                                              $141,456   $458,626    $77,996    $80,837     $69,060
  Undistributed net investment income (loss)                                      234        (2)         71        (3)         866
  Undistributed accumulated net realized gains (losses) on
     Investments                                                               26,491      2,725    (6,532)      (302)     (5,191)
  Unrealized net appreciation (depreciation) on:
     Investments                                                               67,830    139,655      1,749      4,583    (13,580)
     Futures contracts                                                              -          -          -          -           -
     Foreign currency                                                               -          -          -          -           1
                                                                             --------   --------   --------   --------    --------
     Total Net Assets                                                        $236,011   $601,004    $73,284    $85,115     $51,156
                                                                             ========   ========   ========   ========    ========

SERIES A:
  Net assets                                                                $  38,213   $136,146   $ 12,884   $ 12,419    $  6,486
  Shares authorized ($.0001 par value)                                        500,000    500,000    500,000    500,000     500,000
  Shares issued and outstanding                                                 1,070      3,622      1,348      1,003         427
  Net asset value and redemption price per share <F1>                          $35.72     $37.59      $9.56     $12.38      $15.18
                                                                             ========   ========   ========   ========    ========
  Maximum offering price per share <F1>                                        $37.21     $39.16      $9.96     $12.90      $15.81
                                                                             ========   ========   ========   ========    ========

SERIES INSTITUTIONAL:
  Net assets                                                                 $197,798   $464,858   $ 60,400   $ 72,696    $ 44,670
  Shares authorized ($.0001 par value)                                        500,000    500,000    500,000    500,000     500,000
  Shares issued and outstanding                                                 5,488     12,230      6,305      5,822       2,927
  Net asset value, redemption price and offering price per share <F1>          $36.05     $38.01      $9.58     $12.49      $15.26
                                                                             ========   ========   ========   ========    ========

<F1> Amounts may not recalculate due to rounding.



                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS



STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                                        BALANCED            GROWTH AND
                                                       GROWTH FUND         INCOME FUND
                                                     ---------------     ---------------
                                                      Year      Year      Year      Year
                                                     ended     ended     ended     ended
                                                      Oct.      Oct.      Oct.      Oct.
                                                      31,       31,       31,       31,
                                                      1998      1997      1998      1997
                                                     ------    ------    ------    ------
OPERATIONS:
  Net investment income (loss)                       $ 4,908   $ 4,197   $ 6,241   $ 5,272
  Net realized gain (loss) on:
     Investments                                       7,539    17,108    48,714    17,736
     Foreign currency                                      -         -         -         -
  Net change in unrealized appreciation
     (depreciation) on:
     Investments                                       5,444     9,540    37,014    83,976
     Foreign currency                                      -         -         -         -
                                                    --------  --------  --------  --------
  Net increase (decrease) in net assets
     resulting from operations                        17,891    30,845    91,969   106,984
                                                    --------  --------  --------  --------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                         82,729    82,936   216,717   182,721
  Shares issued to owners in
     reinvestment of dividends                        21,725    13,325    20,917    27,125
  Shares redeemed                                   (60,901)  (63,501) (135,217)  (90,531)
                                                    --------  --------  --------  --------
  Net increase (decrease) in net assets as
     a result of capital share transactions           43,553    32,760   102,417   119,315
                                                    --------  --------  --------  --------

DISTRIBUTIONS TO SERIES A SHAREOWNERS:
  From net investment income                         (1,052)     (722)   (1,343)   (1,107)
  From net realized gains                            (3,620)   (1,751)   (4,638)   (5,918)
                                                    --------  --------  --------  --------
                                                     (4,672)   (2,473)   (5,981)   (7,025)
                                                    --------  --------  --------  --------

DISTRIBUTIONS TO SERIES INSTITUTIONAL
  SHAREOWNERS:
  From net investment income                         (3,864)   (3,385)   (4,463)   (4,136)
  From net realized gains                           (13,536)   (7,788)  (13,098)  (19,246)
                                                    --------  --------  --------  --------
                                                    (17,400)  (11,173)  (17,561)  (23,382)
                                                    --------  --------  --------  --------

TOTAL INCREASE (DECREASE) IN NET ASSETS               39,372    49,959   170,844   195,892

NET ASSETS:
  Beginning of period                                208,408   158,449   494,090   298,198
                                                    --------  --------  --------  --------

  End of period (including undistributed
     net investment income (loss) of $373,
     $460, $910, $535, $621, $513, $234, $121,
     $(2), $(2), $(71) and $117, respectively)      $247,780  $208,408  $664,934  $494,090
                                                    ========  ========  ========  ========

<F1> Commencement of operations.


                     See notes to the financial statements.

                                                         EQUITY                                  SPECIAL             EMERGING
                                                       INDEX FUND          GROWTH FUND         GROWTH FUND         GROWTH FUND
                                                     ---------------     ---------------     ---------------     ---------------
                                                      Year      Year      Year      Year      Year      Year      Year    Aug. 15,
                                                     ended     ended     ended     ended     ended     ended     ended    1997<F1>
                                                      Oct.      Oct.      Oct.      Oct.      Oct.      Oct.      Oct.    through
                                                      31,       31,       31,       31,       31,       31,       31,     Oct. 31,
                                                      1998      1997      1998      1997      1998      1997      1998      1997
                                                     ------    ------    ------    ------    ------    ------    ------    ------
OPERATIONS:
Net investment income (loss)
                                                     $ 6,945    $5,279     $ 356     $ 119$  (2,626)$  (2,028)     $ 303     $ 117
  Net realized gain (loss) on:
     Investments                                       1,439     7,245    26,680    30,037     3,773    70,538   (6,752)       306
     Foreign currency                                      -         -         -         -         -         -         -         -
  Net change in unrealized appreciation
     (depreciation) on:
     Investments                                      81,804    68,766    10,510     6,762  (33,543)    67,542       875       873
     Foreign currency                                      -         -         -         -         -         -         -         -
                                                    --------  --------  --------  --------  --------  --------  --------  --------
  Net increase (decrease) in net assets
     resulting from operations                        90,188    81,290    37,546    36,918  (32,396)   136,052   (5,574)     1,296
                                                    --------  --------  --------  --------  --------  --------  --------  --------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                        184,708   164,226    68,655    56,737   149,421   204,220    40,444    52,281
  Shares issued to owners in
     reinvestment of dividends                        12,729     7,676    23,938     5,867    64,516    67,741       352         -
  Shares redeemed                                  (103,374) (103,969)  (70,468)  (57,271) (225,403) (210,150)  (14,898)     (178)
                                                    --------  --------  --------  --------  --------  --------  --------  --------
  Net increase (decrease) in net assets as
     a result of capital share transactions           94,063    67,933    22,125     5,333  (11,466)    61,811    25,898    52,103
                                                    --------  --------  --------  --------  --------  --------  --------  --------

DISTRIBUTIONS TO SERIES A SHAREOWNERS:
  From net investment income                         (1,155)     (822)      (16)         -         -         -      (12)         -
  From net realized gains                            (1,399)     (516)   (3,671)     (740)  (14,736)  (14,101)      (33)         -
                                                    --------  --------  --------  --------  --------  --------  --------  --------
                                                     (2,554)   (1,338)   (3,687)     (740)  (14,736)  (14,101)      (45)         -
                                                    --------  --------  --------  --------  --------  --------  --------  --------

DISTRIBUTIONS TO SERIES INSTITUTIONAL
  SHAREOWNERS:
  From net investment income                         (5,682)   (4,327)     (185)         -         -         -     (118)         -
  From net realized gains                            (5,759)   (2,661)  (26,481)   (6,747)  (56,822)  (61,354)     (276)         -
                                                    --------  --------  --------  --------  --------  --------  --------  --------
                                                    (11,441)   (6,988)  (26,666)   (6,747)  (56,822)  (61,354)     (394)         -
                                                    --------  --------  --------  --------  --------  --------  --------  --------

TOTAL INCREASE (DECREASE) IN NET ASSETS              170,256   140,897    29,318    34,764 (115,420)   122,408    19,885    53,399

NET ASSETS:
  Beginning of period                                392,625   251,728   206,693   171,929   716,424   594,016    53,399         -
                                                    --------  --------  --------  --------  --------  --------  --------  --------

  End of period (including undistributed
     net investment income (loss) of $373,
     $460, $910, $535, $621, $513, $234, $121,
     $(2), $(2), $(71) and $117, respectively)      $562,881  $392,625  $236,011  $206,693  $601,004  $716,424   $73,284   $53,399
                                                    ========  ========  ========  ========  ========  ========  ========  ========

<F1> Commencement of operations.


                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS




STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                                                          INTERNATIONAL
                                                      MICROCAP FUND        EQUITY FUND
                                                      ---------------     --------------
                                                      Year      Year      Year      Year
                                                     ended     ended     ended     ended
                                                      Oct.    Oct. 31,  Oct. 31,  Oct. 31,
                                                      1998      1997      1998      1997
                                                      -----     ----      ----      ----
OPERATIONS:
  Net investment income (loss)                      $(1,595)  $(1,086)      $855    $(174)
  Net realized gain (loss) on:
     Investments                                       (275)    12,681   (5,124)     1,964
     Foreign currency                                      -         -      (23)        28
  Net change in unrealized appreciation
     (depreciation) on:
     Investments                                    (21,884)    13,904   (7,356)   (5,960)
     Foreign currency                                      -         -         5       (1)
                                                    --------  --------  --------  --------
  Net increase (decrease) in net assets
     resulting from operations                      (23,754)    25,499  (11,643)   (4,143)
                                                    --------  --------  --------  --------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                          3,237    28,930    16,655    32,361
  Shares issued to owners in
     reinvestment of dividends                         9,448    11,413     1,247     1,265
  Shares redeemed                                   (13,035)   (8,081)  (17,246)  (11,236)
                                                    --------  --------  --------  --------
  Net increase (decrease) in net assets
     as a result of capital share transactions         (350)    32,262       656    22,390
                                                    --------  --------  --------  --------

DISTRIBUTIONS TO SERIES A SHAREOWNERS:
  From net investment income                               -         -      (31)      (25)
  From net realized gains                            (1,599)   (1,540)     (135)      (92)
                                                    --------  --------  --------  --------
                                                     (1,599)   (1,540)     (166)     (117)
                                                    --------  --------  --------  --------

DISTRIBUTIONS TO SERIES INSTITUTIONAL
  SHAREOWNERS:
  From net investment income                               -         -     (277)     (363)
  From net realized gains                            (9,815)  (11,229)   (1,122)   (1,010)
                                                    --------  --------  --------  --------
                                                     (9,815)  (11,229)   (1,399)   (1,373)
                                                    --------  --------  --------  --------

TOTAL INCREASE (DECREASE) IN NET ASSETS             (35,518)    44,992  (12,552)    16,757

NET ASSETS:
  Beginning of period                                120,633    75,641    63,708    46,951
                                                    --------  --------  --------  --------

  End of period (including undistributed net
     investment income (loss) of $(3), $(2),
     $866 and $275, respectively)                    $85,115  $120,633   $51,156   $63,708
                                                    ========  ========  ========  ========


                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS



FINANCIAL HIGHLIGHTS


                                                                            BALANCED GROWTH FUND
                                          ---------------------------------------------------------------------------------------
                                              Year ended          Year ended          Year ended          Year ended
                                             October 31,         October 31,         October 31,         October 31,        Year
                                                 1998                1997                1996              1995<F2>        ended
                                          -----------------   -----------------   -----------------   -----------------   October
                                           Series    Series    Series    Series    Series    Series    Series    Series     31,
                                             A      Inst'l.      A      Inst'l.      A      Inst'l.      A      Inst'l.     1994
                                          -------   -------   -------   -------   -------   -------   -------   -------   -------
Per Share Data:
Net asset value,
  beginning of period                       $30.48    $30.51    $27.98    $27.99    $25.89    $25.90    $22.10    $22.10    $22.76

Income from investment operations:
  Net investment income                       0.56      0.62      0.58      0.66  0.47<F7>  0.55<F7>      0.49      0.53      0.44

  Net realized and unrealized
     gains (losses) on securities             1.86      1.86      4.19      4.20      2.64      2.62      3.77      3.78    (0.66)
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total from investment operations            2.42      2.48      4.77      4.86      3.11      3.17      4.26      4.31    (0.22)
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------

Less distributions:
  Dividends from net investment income      (0.58)    (0.64)    (0.59)    (0.66)    (0.47)    (0.53)    (0.47)    (0.51)    (0.44)
  Distributions from capital gains          (2.50)    (2.50)    (1.68)    (1.68)    (0.55)    (0.55)         -         -         -
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total distributions                       (3.08)    (3.14)    (2.27)    (2.34)    (1.02)    (1.08)    (0.47)    (0.51)    (0.44)
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------

Net asset value, end of period              $29.82    $29.85    $30.48    $30.51    $27.98    $27.99    $25.89    $25.90    $22.10
                                           =======   =======   =======   =======   =======   =======   =======   =======   =======

Total return <F3> <F4>                       8.60%     8.83%    18.07%    18.39%    12.30%    12.56%    19.55%    19.79%   (0.93)%

Supplemental data and ratios:
  Net assets, in thousands,
     end of period                         $59,657  $188,123   $44,026  $164,382   $29,034  $129,415   $21,832  $104,552   $94,657
  Ratio of net expenses
     to average net assets <F5> <F10>        1.00%     0.75%     1.00%     0.75%     1.00%     0.75%     0.94%     0.75%     0.75%
  Ratio of net investment income
     to average net assets <F5> <F11>        1.91%     2.16%     2.06%     2.31%     1.80%     2.05%     2.05%     2.24%     2.03%

  Portfolio turnover rate <F3> <F6>         56.44%    56.44%    69.90%    69.90%    63.91%    63.91%    61.87%    61.87%    59.77%



<F1>  Commencement of operations.
<F2>  On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F3>  Not annualized for the period ended October 31, 1997, for the Emerging
      Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, and for the period ended October 31, 1994, for the International Equity Fund.
<F4>  The total return does not reflect the 4% front-end sales charge for
      Series A.
<F5>  Annualized for the period ended October 31, 1997, for the Emerging Growth
      Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, and for the period ended October 31, 1994, for the International Equity Fund.
<F6>  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F7>  Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F8>  Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisors.
<F9>  Net investment income (loss) per share represents net investment income divided by average shares outstanding throughout the year.
<F10> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995 and 1994 would have been 1.24%, 0.99%, 1.25%, 1.00%, 1.28%, 1.03%, 1.25%, 1.06%, and 1.05%,
      respectively.
<F11> Without fees waived, ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995 and 1994 would have been 1.67%, 1.92%, 1.80%, 2.05%, 1.52%, 1.77%, 1.74%, 1.93%
      and 1.73%, respectively.

                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS




FINANCIAL HIGHLIGHTS


                                                                          GROWTH AND INCOME FUND
                                          ---------------------------------------------------------------------------------------
                                              Year ended          Year ended          Year ended          Year ended
                                             October 31,         October 31,         October 31,         October 31,        Year
                                                 1998                1997                1996              1995<F2>        ended
                                          -----------------   -----------------   -----------------   -----------------   October
                                           Series    Series    Series    Series    Series    Series    Series    Series     31,
                                             A      Inst'l.      A      Inst'l.      A      Inst'l.      A      Inst'l.     1994
                                          -------   -------   -------   -------   -------   -------   -------   -------   -------
Per Share Data:
Net asset value,
  beginning of period                       $39.24    $39.28    $33.07    $33.08    $27.62    $27.63    $23.09    $23.09    $23.70

Income from investment operations:
  Net investment income                       0.36      0.47      0.37      0.46  0.42<F7>  0.50<F7>      0.37      0.42      0.43

  Net realized and unrealized
     gains (losses) on securities             6.55      6.55      8.92      8.94      6.61      6.61      5.14      5.14    (0.03)
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total from investment operations            6.91      7.02      9.29      9.40      7.03      7.11      5.51      5.56      0.40
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------

Less distributions:
  Dividends from net investment income      (0.35)    (0.45)    (0.39)    (0.47)    (0.39)    (0.47)    (0.38)    (0.42)    (0.42)
  Distributions from capital gains          (1.39)    (1.39)    (2.73)    (2.73)    (1.19)    (1.19)    (0.60)    (0.60)    (0.59)
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total distributions                       (1.74)    (1.84)    (3.12)    (3.20)    (1.58)    (1.66)    (0.98)    (1.02)    (1.01)
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------

Net asset value, end of period              $44.41    $44.46    $39.24    $39.28    $33.07    $33.08    $27.62    $27.63    $23.09
                                           =======   =======   =======   =======   =======   =======   =======   =======   =======

Total return <F3> <F4>                      18.08%    18.35%    30.47%    30.83%    26.62%    26.90%    24.75%    25.00%     1.84%

Supplemental data and ratios:
  Net assets, in thousands,
     end of period                        $190,331  $474,603  $128,070  $366,020   $71,310  $226,888   $42,424  $162,752  $164,053
  Ratio of net expenses
     to average net assets <F5> <F10>        1.12%     0.87%     1.12%     0.87%     1.15%     0.90%     1.09%     0.90%     0.90%
  Ratio of net investment income
     to average net assets <F5> <F11>        0.86%     1.11%     1.09%     1.34%     1.42%     1.67%     1.51%     1.70%     1.89%

  Portfolio turnover rate <F3> <F6>         48.56%    48.56%    31.36%    31.36%    51.37%    51.37%    47.85%    47.85%    56.85%



<F1>  Commencement of operations.
<F2>  On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F3>  Not annualized for the period ended October 31, 1997, for the Emerging
      Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, and for the period ended October 31, 1994, for the International Equity Fund.
<F4>  The total return does not reflect the 4% front-end sales charge for
      Series A.
<F5>  Annualized for the period ended October 31, 1997, for the Emerging Growth
      Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, and for the period ended October 31, 1994, for the International Equity Fund.
<F6>  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F7>  Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F8>  Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisors.
<F9>  Net investment income (loss) per share represents net investment income divided by average shares outstanding throughout the year.
<F10> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995 and 1994 would have been 1.19%, 0.94%, 1.19%, 0.94%, 1.23%, 0.98%, 1.20%, 1.01%, and 1.01%,
      respectively, for the Growth and Income Fund and 0.69%, 0.44%, 0.70%, 0.45%, 0.73%, 0.48%, 0.73%, 0.53%, and 0.57%, respectively, for the
      Equity Index Fund.
<F11> Without fees waived, ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995 and 1994 would have been 0.79%, 1.04%, 1.02%, 1.27%, 1.35%, 1.59%, 1.40%, 1.59%
      and 1.78%, respectively, for the Growth and Income Fund and 1.07%, 1.32%, 1.33%, 1.59%, 1.69%, 1.94%, 2.07%, 2.27%, and 2.31%, respectively, for the Equity Index Fund.

                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS

FINANCIAL HIGHLIGHTS

                                                                              EQUITY INDEX FUND
                                          ---------------------------------------------------------------------------------------
                                              Year ended          Year ended          Year ended          Year ended
                                             October 31,         October 31,         October 31,         October 31,        Year
                                                 1998                1997                1996              1995<F2>        ended
                                          -----------------   -----------------   -----------------   -----------------   October
                                           Series    Series    Series    Series    Series    Series    Series    Series     31,
                                             A      Inst'l.      A      Inst'l.      A      Inst'l.      A      Inst'l.     1994
                                          -------   -------   -------   -------   -------   -------   -------   -------   -------
Per Share Data:
Net asset value,
  beginning of period                       $63.11    $63.16    $49.40    $49.43    $41.07    $41.08    $33.41    $33.41    $33.04

Income from investment operations:
  Net investment income                   0.84<F9>  1.02<F9>      0.80      0.95  0.77<F7>  0.91<F7>      0.70      0.76      0.77

  Net realized and unrealized
     gains (losses) on securities            12.58     12.59     14.33     14.33      8.69      8.68      7.70      7.71      0.35
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total from investment operations           13.42     13.61     15.13     15.28      9.46      9.59      8.40      8.47      1.12
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------

Less distributions:
  Dividends from net investment income      (0.84)    (1.00)    (0.81)    (0.94)    (0.78)    (0.89)    (0.68)    (0.74)    (0.75)
  Distributions from capital gains          (1.11)    (1.11)    (0.61)    (0.61)    (0.35)    (0.35)    (0.06)    (0.06)         -
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total distributions                       (1.95)    (2.11)    (1.42)    (1.55)    (1.13)    (1.24)    (0.74)    (0.80)   (0.75))
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of period              $74.58    $74.66    $63.11    $63.16    $49.40    $49.43    $41.07    $41.08    $33.41
                                           =======   =======   =======   =======   =======   =======   =======   =======   =======

Total return <F3> <F4>                      21.63%    21.93%    31.08%    31.38%    23.36%    23.68%    25.79%    26.02%     3.51%

Supplemental data and ratios:
  Net assets, in thousands,
     end of period                        $110,129  $452,752   $76,866  $315,759   $39,656  $212,072   $18,663  $138,106  $107,563
  Ratio of net expenses
     to average net assets <F5> <F10>        0.58%     0.33%     0.63%     0.38%     0.66%     0.41%     0.66%     0.46%     0.50%
  Ratio of net investment income
     to average net assets <F5> <F11>        1.18%     1.43%     1.40%     1.66%     1.76%     2.01%     2.14%     2.34%     2.38%

  Portfolio turnover rate <F3> <F6>          2.91%     2.91%     9.81%     9.81%     7.48%     7.48%     4.61%     4.61%    13.28%



                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS

FINANCIAL HIGHLIGHTS


                                                                                 GROWTH FUND
                                          ---------------------------------------------------------------------------------------
                                              Year ended          Year ended          Year ended          Year ended
                                             October 31,         October 31,         October 31,         October 31,        Year
                                                 1998                1997                1996              1995<F2>        ended
                                          -----------------   -----------------   -----------------   -----------------   October
                                           Series    Series    Series    Series    Series    Series    Series    Series     31,
                                             A      Inst'l.      A      Inst'l.      A      Inst'l.      A      Inst'l.     1994
                                          -------   -------   -------   -------   -------   -------   -------   -------   -------
Per Share Data:
Net asset value,
  beginning of period                       $35.27    $35.48    $30.32    $30.43    $25.58    $25.61    $21.47    $21.47    $21.40

Income from investment operations:
  Net investment income                 (0.02)<F9>  0.07<F9>(0.05)<F7>  0.04<F7>(0.07)<F7>(0.01)<F7>    (0.02)      0.03      0.06

  Net realized and unrealized
     gains (losses) on securities             5.66      5.70      6.30      6.31      4.81      4.83      4.16      4.16      0.06
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total from investment operations            5.64      5.77      6.25      6.35      4.74      4.82      4.14      4.19      0.12
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------

Less distributions:
  Dividends from net investment income      (0.02)    (0.03)        -         -         -         -     (0.03)    (0.05)    (0.05)
  Distributions from capital gains          (5.17)    (5.17)    (1.30)    (1.30)        -         -         -         -         -
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total distributions                       (5.19)    (5.20)    (1.30)    (1.30)        -         -     (0.03)    (0.05)    (0.05)
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of period              $35.72    $36.05    $35.27    $35.48    $30.32    $30.43    $25.58    $25.61    $21.47
                                           =======   =======   =======   =======   =======   =======   =======   =======   =======

Total return <F3> <F4>                      18.58%    18.89%    21.30%    21.56%    18.53%    18.82%    19.31%    19.55%     0.56%

Supplemental data and ratios:
  Net assets, in thousands,
     end of period                         $38,213  $197,798   $25,043  $181,650   $16,636  $155,293   $10,105  $134,428  $113,197
  Ratio of net expenses
     to average net assets <F5> <F10>        1.14%     0.89%     1.14%     0.89%     1.15%     0.90%     1.09%     0.90%     0.88%
  Ratio of net investment income
     to average net assets <F5> <F11>      (0.05)%     0.20%   (0.16)%     0.09%   (0.29)%   (0.04)%   (0.06)%     0.13%     0.30%

  Portfolio turnover rate <F3> <F6>         51.82%    51.82%    62.09%    62.09%    56.75%    56.75%    49.84%    49.84%    33.24%


<F1>  Commencement of operations.
<F2>  On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F3>  Not annualized for the period ended October 31, 1997, for the Emerging
      Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, and for the period ended October 31, 1994, for the International Equity Fund.
<F4>  The total return does not reflect the 4% front-end sales charge for
      Series A.
<F5>  Annualized for the period ended October 31, 1997, for the Emerging Growth
      Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, and for the period ended October 31, 1994, for the International Equity Fund.
<F6>  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F7>  Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F8>  Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisors.
<F9>  Net investment income (loss) per share represents net investment income divided by average shares outstanding throughout the year.
<F10> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995 and 1994 would have been 1.21%, 0.96%, 1.21%, 0.96%, 1.23%, 0.98%, 1.21%, 1.02%, and 1.00%,
      respectively, for the Growth Fund and 1.20%, 0.95%, 1.20%, 0.95%, 1.20%, 0.95%, 1.17%, 0.98%, and 0.98%, respectively, for the Special Growth
      Fund.
<F11> Without fees waived, ratios of net investment income to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995 and 1994 would have been (0.12)%, 0.13%, (0.24)%, 0.01%, (0.36)%, (0.12)%,
      (0.18)%, 0.01% and 0.19%, respectively, for the Growth Fund and (0.64%), (0.39)%, (0.57)%, (0.32)%, (0.42)%, (0.17)%, (0.27)%, (0.08)%, and 0.04%,
      respectively, for the Special Growth Fund.

                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS

FINANCIAL HIGHLIGHTS


                                                                             SPECIAL GROWTH FUND
                                          ---------------------------------------------------------------------------------------
                                              Year ended          Year ended          Year ended          Year ended
                                             October 31,         October 31,         October 31,         October 31,        Year
                                                 1998                1997                1996              1995<F2>        ended
                                          -----------------   -----------------   -----------------   -----------------   October
                                           Series    Series    Series    Series    Series    Series    Series    Series     31,
                                             A      Inst'l.      A      Inst'l.      A      Inst'l.      A      Inst'l.     1994
                                          -------   -------   -------   -------   -------   -------   -------   -------   -------
Per Share Data:
Net asset value,
  beginning of period                       $44.36    $44.70    $41.38    $41.58    $41.40    $41.47    $33.19    $33.19    $32.34

Income from investment operations:
  Net investment income                 (0.24)<F9>(0.14)<F9>(0.20)<F7>(0.11)<F7>(0.13)<F7>(0.04)<F7>    (0.07)      0.00      0.04

  Net realized and unrealized
     gains (losses) on securities           (2.07)    (2.09)      8.44      8.49      4.70      4.74      8.49      8.49      0.85
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total from investment operations          (2.31)    (2.23)      8.24      8.38      4.57      4.70      8.42      8.49      0.89
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------

Less distributions:
  Dividends from net investment income           -         -         -         -         -         -         -         -    (0.04)
  Distributions from capital gains          (4.46)    (4.46)    (5.26)    (5.26)    (4.59)    (4.59)    (0.21)    (0.21)         -
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total distributions                       (4.46)    (4.46)    (5.26)    (5.26)    (4.59)    (4.59)    (0.21)    (0.21)    (0.04)
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of period              $37.59    $38.01    $44.36    $44.70    $41.38    $41.58    $41.40    $41.47    $33.19
                                           =======   =======   =======   =======   =======   =======   =======   =======   =======

Total return <F3> <F4>                     (5.91)%   (5.66)%    22.18%    22.44%    12.27%    12.58%    25.56%    25.79%     2.77%

Supplemental data and ratios:
  Net assets, in thousands,
     end of period                        $136,146  $464,858  $147,396  $569,028  $111,159  $482,857   $87,269  $434,228  $395,584
  Ratio of net expenses
     to average net assets <F5> <F10>        1.13%     0.88%     1.12%     0.87%     1.13%     0.88%     1.09%     0.90%     0.89%
  Ratio of net investment income
     to average net assets <F5> <F11>      (0.57)%   (0.32)%   (0.50)%   (0.25)%   (0.35)%   (0.10)%   (0.19)%     0.00%     0.13%

  Portfolio turnover rate <F3> <F6>         77.39%    77.39%    97.40%    97.40%   103.34%   103.34%    79.25%    79.25%    69.74%



                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS

FINANCIAL HIGHLIGHTS


                                                             EMERGING GROWTH FUND
                                          -------------------------------------------------
                                              Year ended                 August 15, 1997<F1>
                                             October 31,                      through
                                                 1998                    October 31, 1997
                                          -----------------          -----------------------
                                           Series       Series      Series        Series
                                             A      Institutional      A       Institutional
                                          -------   -------------   -------   --------------

Per Share Data:
Net asset value,
  beginning of period                       $10.31    $10.31        $10.00       $10.00

Income from investment operations:
  Net investment income (loss)            0.03<F9>  0.05<F9>          0.02         0.02
  Net realized and unrealized
     gains (losses) on securities           (0.71)    (0.71)          0.29         0.29
                                           -------   -------       -------      -------
  Total from investment operations          (0.68)    (0.66)          0.31         0.31
                                           -------   -------       -------      -------

Less distributions:
  Dividends from net investment income      (0.02)    (0.02)             -            -
  Distributions from capital gains          (0.05)    (0.05)             -            -
                                           -------   -------       -------      -------
  Total distributions                       (0.07)    (0.07)             -            -
                                           -------   -------       -------      -------

Net asset value, end of period               $9.56     $9.58        $10.31       $10.31
                                           =======   =======       =======      =======

Total return <F3> <F4>                     (6.58)%   (6.35)%         3.10%        3.10%

Supplemental data and ratios:
  Net assets, in thousands, end of period  $12,884   $60,400        $5,355      $48,044
  Ratio of net expenses to average
     net assets <F5> <F10>                   1.15%     0.90%         1.15%        0.90%
  Ratio of net investment income (loss)
     to average net assets <F5> <F11>        0.24%     0.49%         0.93%        1.18%

  Portfolio turnover rate <F3> <F6>        132.63%   132.63%        14.51%       14.51%


<F1>  Commencement of operations.
<F2>  On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F3>  Not annualized for the period ended October 31, 1997, for the Emerging
      Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, and for the period ended October 31, 1994, for the International Equity Fund.
<F4>  The total return does not reflect the 4% front-end sales charge for
      Series A.
<F5>  Annualized for the period ended October 31, 1997, for the Emerging Growth
      Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, and for the period ended October 31, 1994, for the International Equity Fund.
<F6>  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F7>  Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F8>  Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisors.
<F9>  Net investment income (loss) per share represents net investment income divided by average shares outstanding throughout the year.
<F10> Without fees waived, ratios of net expenses to average net assets for the
      Emerging Growth Fund, for the fiscal year ended October 31, 1998 and the period ended October 31, 1997 would have been 1.42%, 1.17%, 1.59%, and 1.24%, respectively. For the MicroCap Fund the ratios without fees waived for the fiscal years ended October 31, 1998, 1997, and periods ended October 31, 1996 and June 30, 1996 would have been 2.06%, 1.81%, 2.03%,
      1.78%, 2.04%, 1.79%, 2.22%, and 1.97%, respectively.
<F11> Without fees waived, ratios of net investment income to average net assets for the Emerging Growth Fund for the fiscal year ended October 31, 1998 and period ended October 31, 1997 would have been (0.03)%, 0.22%, 0.59%, and 0.84%, respectively. For the MicroCap Fund the ratios without fees waived for the fiscal years ended October 31, 1998, 1997 and periods ending October 31, 1996 and June 30, 1996 would have been (1.70)%, (1.45)%, (1.53)%, (1.28)%, (1.76)%, (1.51)%, (0.59)%, and (0.39)%,
      respectively.

                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS


                                                                           MICROCAP FUND
                                          -----------------------------------------------------------------------------
                                              Year ended          Year ended         July 1, 1996     August 1, 1995<F1>
                                             October 31,         October 31,           through             through
                                                 1998                1997          October 31, 1996     June 30, 1996
                                          -----------------   -----------------   -----------------   -----------------
                                           Series    Series    Series    Series    Series    Series    Series    Series
                                             A      Inst'l.      A      Inst'l.      A      Inst'l.      A      Inst'l.
                                          -------   -------   -------   -------   -------   -------   -------   -------
Per Share Data:
Net asset value,
  beginning of period                       $17.47    $17.57    $16.16    $16.20   $ 15.42   $ 15.45  $  10.00  $  10.00

Income from investment operations:
  Net investment income                 (0.25)<F9>(0.22)<F9>(0.18)<F7>(0.15)<F7>(0.08)<F7>(0.07)<F7>    (0.02)    (0.02)

  Net realized and unrealized
     gains (losses) on securities           (3.17)    (3.19)      4.24      4.27      0.82      0.82      6.10      6.14
                                           -------   -------   -------   -------   -------   -------   -------   -------
  Total from investment operations          (3.42)    (3.41)      4.06      4.12      0.74      0.75      6.08      6.12
                                           -------   -------   -------   -------   -------   -------   -------   -------

Less distributions:
  Dividends from net investment income           -         -         -         -         -         -    (0.04)    (0.05)
  Distributions from capital gains          (1.67)    (1.67)    (2.75)    (2.75)         -         -    (0.62)    (0.62)
                                           -------   -------   -------   -------   -------   -------   -------   -------
  Total distributions                       (1.67)    (1.67)    (2.75)    (2.75)         -         -    (0.66)    (0.67)
                                           -------   -------   -------   -------   -------   -------   -------   -------

Net asset value, end of period              $12.38    $12.49    $17.47    $17.57   $ 16.16   $ 16.20  $  15.42  $  15.45
                                           =======   =======   =======   =======   =======   =======   =======   =======

Total return <F3> <F4>                    (21.71)%  (21.51)%    29.78%    30.12%     4.80%     4.85%    63.52%    63.93%

Supplemental data and ratios:
  Net assets, in thousands,
     end of period                         $12,419   $72,696   $16,793  $103,840   $ 9,273   $66,368    $9,036  $ 63,595
  Ratio of net expenses
     to average net assets <F5> <F10>        1.99%     1.74%     1.95%     1.70%     1.97%     1.72%     1.99%     1.74%
  Ratio of net investment income
     to average net assets <F5> <F11>      (1.63)%   (1.38)%   (1.45)%   (1.20)%   (1.69)%   (1.44)%   (0.36)%   (0.16)%

  Portfolio turnover rate <F3> <F6>        135.61%   135.61%   158.39%   158.39%    64.44%    64.44%   283.67%   283.67%





                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS

FINANCIAL HIGHLIGHTS


                                                                          INTERNATIONAL EQUITY FUND
                                          ---------------------------------------------------------------------------------------
                                              Year ended          Year ended          Year ended          Year ended
                                             October 31,         October 31,         October 31,         October 31,        Year
                                                 1998                1997                1996              1995<F2>        ended
                                          -----------------   -----------------   -----------------   -----------------   October
                                           Series    Series    Series    Series    Series    Series    Series    Series     31,
                                             A      Inst'l.      A      Inst'l.      A      Inst'l.      A      Inst'l.     1994
                                          -------   -------   -------   -------   -------   -------   -------   -------   -------
Per Share Data:
Net asset value,
  beginning of period                       $18.58    $18.64    $20.21    $20.27    $19.15    $19.19    $19.99    $19.99    $20.00

Income from investment operations:
  Net investment income                   0.20<F9>  0.24<F9>  0.06<F7>  0.10<F7>  0.07<F7>  0.11<F7>      0.08      0.12      0.04

  Net realized and unrealized
     gains (losses) on securities           (3.15)    (3.16)    (1.10)    (1.10)      1.43      1.44    (0.87)    (0.87)    (0.05)
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total from investment operations          (2.95)    (2.92)    (1.04)    (1.00)      1.50      1.55    (0.79)    (0.75)    (0.01)
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------

Less distributions:
  Dividends from net investment income      (0.08)    (0.09)    (0.13)    (0.17)    (0.07)    (0.10)    (0.04)    (0.04)         -
  Distributions from capital gains          (0.37)    (0.37)    (0.46)    (0.46)    (0.37)    (0.37)    (0.01)    (0.01)         -
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total distributions                       (0.45)    (0.46)    (0.59)    (0.63)    (0.44)    (0.47)    (0.05)    (0.05)         -
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------

Net asset value, end of period              $15.18    $15.26    $18.58    $18.64    $20.21    $20.27    $19.15    $19.19    $19.99
                                           =======   =======   =======   =======   =======   =======   =======   =======   =======

Total return <F3> <F4>                    (16.16)%  (15.97)%   (5.30)%   (5.10)%     7.95%     8.21%   (3.95)%   (3.75)%   (0.05)%

Supplemental data and ratios:
  Net assets, in thousands,
     end of period                          $6,486   $44,670    $6,502   $57,206    $3,769   $43,182    $1,633   $31,187   $23,756
  Ratio of net expenses
     to average net assets <F5> <F10>        1.75%     1.50%     1.75%     1.50%     1.75%     1.50%     1.70%     1.50%     1.49%
  Ratio of net investment income
     to average net assets <F5> <F11>        1.12%     1.37%     0.25%     0.50%     0.37%     0.62%     0.46%     0.66%     0.44%

  Portfolio turnover rate <F3> <F6>         43.96%    43.96%    97.09%    97.09%    31.57%    31.57%    15.12%    15.12%     6.55%


<F1>  Commencement of operations.
<F2>  On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F3>  Not annualized for the period ended October 31, 1997, for the Emerging
      Growth Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, and for the period ended October 31, 1994, for the International Equity Fund.
<F4>  The total return does not reflect the 4% front-end sales charge for
      Series A.
<F5>  Annualized for the period ended October 31, 1997, for the Emerging Growth
      Fund, for the periods ended October 31, 1996 and June 30, 1996, for the MicroCap Fund, and for the period ended October 31, 1994, for the International Equity Fund.
<F6>  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F7>  Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F8>  Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisors
<F9>  Net investment income (loss) per share represents net investment income divided by average shares outstanding throughout the year.
<F10> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995 and for the period ended October 31, 1994 would have been 2.16%, 1.92%, 2.50%, 2.25%, 2.61%,
      2.36%, 2.85%, 2.65%, and 2.85%, respectively.
<F11> Without fees waived, ratios of net investment to average net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995 and for the period ended October 31, 1994 would have been 0.71%, 0.96%, (0.50)%, (0.25)%, (0.48)%, (0.24)%, (0.69)%, (0.49)%, and (0.92)%, respectively.

                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS


STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
YEAR ENDED OCTOBER 31, 1998


                                                     BALANCED             GROWTH              EQUITY
                                                      GROWTH            AND INCOME             INDEX              GROWTH
                                                       FUND                FUND                FUND                FUND
                                                     --------            --------            --------            --------
INVESTMENT INCOME:
  Dividend income:
     Domestic                                        $   693             $ 9,037             $ 7,195             $ 1,128
     Foreign                                               -                   -                   -                   -
  Interest income:
     Domestic                                          6,078               2,856               1,660               1,230
     Foreign                                               -                   -                   -                   -
  Other income                                            22                  12                   6                  53
                                                    --------            --------            --------            --------
                                                       6,793              11,905               8,861               2,411
                                                    --------            --------            --------            --------

EXPENSES:
  Investment advisory fees                             1,749               4,513               1,256               1,663
  Administration fees                                    255                 658                 549                 242
  Shareowner servicing and accounting costs              128                 203                 154                  94
  Service organization fees _ Series A                   136                 415                 244                  81
  Custody fees                                            77                 105                 101                  46
  Federal and state registration fees                     26                  46                  39                  19
  Professional fees                                       32                  32                  31                  30
  Reports to shareowners                                  36                  90                  52                  22
  Amortization of organization costs                       -                   -                   -                   -
  Directors' fees and expenses                             7                   8                   8                   8
  Other                                                    6                  18                  15                   6
                                                    --------            --------            --------            --------

  Total expenses before waiver                         2,452               6,088               2,449               2,211
     Less: Waiver of expenses                          (567)               (424)               (533)               (156)
                                                    --------            --------            --------            --------

     Net Expenses                                      1,885               5,664               1,916               2,055
                                                    --------            --------            --------            --------

NET INVESTMENT INCOME                                  4,908               6,241               6,945                 356
                                                    --------            --------            --------            --------

REALIZED AND UNREALIZED GAIN:
  Net realized gain on:
     Investments                                       7,539              48,714               1,439              26,680
     Foreign currency                                      -                   -                   -                   -
  Net change in unrealized appreciation on:
     Investments                                       5,444              37,014              81,804              10,510
     Foreign currency                                      -                   -                   -                   -
                                                    --------            --------            --------            --------

     Net gain on investments
       and foreign currency                           12,983              85,728              83,243              37,190
                                                    --------            --------            --------            --------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                            $17,891             $91,969             $90,188             $37,546
                                                    ========            ========            ========            ========



                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS


STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
YEAR ENDED OCTOBER 31, 1998

                                                      SPECIAL            EMERGING                              INTERNATIONAL
                                                      GROWTH              GROWTH             MICROCAP             EQUITY
                                                       FUND                FUND                FUND                FUND
                                                     --------            --------            --------            --------
INVESTMENT INCOME:
  Dividend income:
     Domestic                                       $  1,797              $  552            $    188                   -
     Foreign(net of withholding taxes of $184)             -                   -                   -            $  1,773
  Interest income:
     Domestic                                          2,028                 376                 208                   -
     Foreign                                               -                   -                   -                  58
  Other income                                            80                   -                   -                   -
                                                    --------            --------            --------            --------
                                                       3,905                 928                 396               1,831
                                                    --------            --------            --------            --------

EXPENSES:
  Investment advisory fees                             5,243                 501               1,688                 861
  Administration fees                                    762                  73                 123                  70
  Shareowner servicing and accounting costs              274                  77                  92                 106
  Service organization fees - Series A                   383                  24                  40                  17
  Custody fees                                           145                  41                  41                  97
  Federal and state registration fees                     43                  24                   9                  30
  Professional fees                                       34                  33                  35                  36
  Reports to shareowners                                 115                  18                  29                   7
  Amortization of organization costs                       -                   4                   5                   5
  Directors' fees and expenses                             7                   8                   7                   8
  Other                                                   18                   4                   4                   3

  Total expenses before waiver                         7,024                 807               2,073               1,240
     Less: Waiver of expenses                          (493)               (182)                (82)               (264)
                                                    --------            --------            --------            --------

     Net Expenses                                      6,531                 625               1,991                 976
                                                    --------            --------            --------            --------

NET INVESTMENT INCOME (LOSS)                         (2,626)                 303             (1,595)                 855
                                                    --------            --------            --------            --------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
     Investments                                       3,773             (6,752)               (275)             (5,124)
     Foreign currency                                      -                   -                   -                (23)
  Net change in unrealized appreciation
     (depreciation) on:
     Investments                                    (33,543)                 875            (21,884)             (7,356)
     Foreign currency                                      -                   -                   -                   5
                                                    --------            --------            --------            --------

     Net (loss) on investments
       and foreign currency                         (29,770)             (5,877)            (22,159)            (12,498)
                                                    --------            --------            --------            --------

NET (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                          $(32,396)            $(5,574)           $(23,754)           $(11,643)
                                                    ========            ========            ========            ========


                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS

BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            COMMON STOCKS  56.7%

            AEROSPACE & AIRCRAFT  0.8%
    43,000  Gulfstream Aerospace Corporation <F1>               $1,903
                                                            ----------

            AIR TRANSPORTATION 0.8%
     4,600  COMAIR Holdings, Inc.                                  151
    32,700  FDX Corporation <F1>                                 1,719
     2,600  SkyWest, Inc.                                           66
                                                            ----------
                                                                 1,936
                                                            ----------

            AUTO & TRUCK 0.0%
     2,000  Applied Power, Inc. - Class A                           55
                                                            ----------
            BANKING 1.1%
    13,637  Charter One Financial, Inc.                            374
    14,300  Fifth Third Bancorp                                    947
    24,100  First Union Corporation                              1,398
     2,600  Peoples Heritage Financial Group, Inc.                  47
                                                            ----------
                                                                 2,766
                                                            ----------

            BUSINESS MACHINES & SOFTWARE 2.7%
    69,400  Cadence Design Systems, Inc. <F1>                    1,483
     8,800  HNC Software, Inc. <F1>                                296
    41,650  Network Associates, Inc.<F1>                         1,770
    20,900  Sterling Commerce, Inc. <F1>                           737
    51,100  Synopsys, Inc.<F1>                                   2,312
                                                            ----------
                                                                 6,598
                                                            ----------

            BUSINESS SERVICES  8.1%
    51,300  ABR Information Services, Inc. <F1>                    968
     6,600  Affiliated Computer Services, Inc.<F1>                 244
    14,100  Cambridge Technology Partners, Inc. <F1>               313
    49,900  Ciber, Inc. <F1>                                       979
    27,000  Cintas Corporation                                   1,444
    21,100  Computer Sciences Corporation<F1>                    1,113
    37,100  Concord EFS, Inc. <F1>                               1,057
    35,500  First Data Corporation                                 941
    42,587  FIserv, Inc. <F1>                                    1,980
    17,400  F.Y.I. Incorporated <F1>                               500
    71,800  Gartner Group, Inc.<F1>                              1,427
    10,500  International Telecommunications Data Systems, Inc.    251
    24,500  Mastech Corporation <F1>                               576
    25,500  National Data Corporation                              864
     7,400  NCO Group, Inc.<F1>                                    233
     3,700  PAREXEL International Corporation<F1>                   82
     8,700  Pharmaceutical Product Development, Inc.<F1>           235
    54,400  Pittston Brink's Group                               1,618
    27,650  Robert Half International, Inc. <F1>                 1,109
     9,600  Sabre Group Holdings, Inc. <F1>                        362
    88,200  SunGard Data Systems, Inc.                           2,977
    47,900  Sykes Enterprises, Inc.<F1>                            940
                                                            ----------
                                                                20,213
                                                            ----------

BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            CHEMICALS 0.1%
    11,900  Sigma-Aldrich Corporation                             $368
                                                            ----------

            COMMUNICATIONS & MEDIA  1.5%
    33,300  Interpublic Group of Companies, Inc.                 1,948
    38,100  Inter-Tel, Incorporated                                688
    22,200  Omnicom Group, Inc.                                  1,098
                                                            ----------
                                                                 3,734
                                                            ----------

            COMPUTERS  2.1%
    11,900  CDW Computer Centers, Inc. <F1>                        892
    15,200  Compaq Computer Corporation                            481
    10,400  Dell Computer Corporation <F1>                         681
    28,100  Ingram Micro Inc.<F1>                                1,279
    47,000  Tech Data Corporation <F1>                           1,851
                                                            ----------
                                                                 5,184
                                                            ----------

            CONSUMER PRODUCTS  0.5%
    26,300  Newell Company                                       1,157
                                                            ----------

            DATA PROCESSING  1.0%
    61,500  Axciom Corporation <F1>                              1,545
     4,500  CSG Systems International, Inc. <F1>                   245
    21,300  National Computer Systems, Inc.                        596
                                                            ----------
                                                                 2,386
                                                            ----------

            DRUGS\ MEDICAL SUPPLIES  2.1%
    16,600  Barr Laboratories, Inc.<F1>                            568
    12,300  Elan Corporation PLC ADR <F1>                          862
     9,200  Merck & Co., Inc.                                    1,244
    17,900  Warner-Lambert Company                               1,403
    19,100  Watson Pharmaceuticals, Inc.<F1>                     1,062
                                                            ----------
                                                                 5,139
                                                            ----------
            ELECTRIC EQUIPMENT 0.0%
    10,200  Amkor Technology, Inc.<F1>                              50
                                                            ----------

            ELECTRONICS & SCIENTIFIC INSTRUMENTS1.0%
    18,525  Cisco Systems, Inc. <F1>                             1,167
    32,110  Molex, Inc. - Class A                                1,050
    20,150  Seitel, Inc.<F1>                                       267
                                                            ----------
                                                                 2,484
                                                            ----------

            ENTERTAINMENT & LEISURE 0.7%
    23,300  American Skiing Company<F1>                            208
     2,100  Cinar Films Inc. - Class B <F1>                         44
     8,700  Family Golf Centers, Inc.<F1>                          183
    23,100  Imax Corporation<F1>                                   592
     3,000  Steiner Leisure Ltd.<F1>                                73
    23,300  The Walt Disney Company                                628
                                                            ----------
                                                                 1,728
                                                            ----------


                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS



BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                   Market Value
 of Shares                                                 (in thousands)
----------                                                 --------------
            FINANCIAL SERVICES  6.5%
    53,075  ARM Financial Group, Inc. - Class A               $  1,018
    12,100  Associates First Capital Corporation                   853
    16,600  The BISYS Group, Inc.<F1>                              726
    16,050  Citigroup Inc.                                         755
     3,000  CMAC Investment Corporation                            126
    15,800  Federal National Mortgage Association                1,119
    16,700  Financial Security Assurance Holdings Ltd.             832
    20,600  Franklin Resources, Inc.                               779
    16,200  Kansas City Southern Industries, Inc.                  626
    60,500  MBNA Corporation                                     1,380
     1,300  Medallion Financial Corp.                               23
    67,200  The Charles Schwab Corporation                       3,221
     2,300  SEI Investments Company                                190
    31,600  State Street Corporation                             1,971
    23,350  SunAmerica, Inc.                                     1,646
    26,200  T. Rowe Price Associates, Inc.                         932
                                                            ----------
                                                                16,197
                                                            ----------

            FUNERAL SERVICES 0.1%
    12,900  Stewart Enterprises, Inc.                              298
                                                            ----------

            HEALTH CARE SERVICES & SUPPLIES  5.8%
     9,350  Cardinal Health, Inc.                                  884
    17,800  Covance Inc.<F1>                                       496
     7,300  First Health Group Corporation<F1>                     168
    31,650  HCR Manor Care, Inc.<F1>                             1,029
   113,153  Health Management Associates, Inc. - Class A <F1>    2,016
    37,900  Healthsouth Corporation                                460
     3,100  IDX Systems Corporation<F1>                            131
    19,300  IMS Health Incorporated                              1,283
    43,400  Lincare Holdings, Inc. <F1>                          1,733
    19,400  Medtronic, Inc.                                      1,261
    15,500  Henry Schein, Inc. <F1>                                600
    29,500  Shared Medical Systems Corporation                   1,471
    11,500  STERIS Corporation<F1>                                 265
    21,200  Stryker Corporation                                    889
    30,700  Universal Health Services, Inc. - Class B<F1>        1,575
                                                            ----------
                                                                14,261
                                                            ----------

            HOSPITAL SUPPLIES & SERVICES  0.7%
    47,200  Omnicare, Inc.                                       1,631
                                                            ----------

            HOUSING  0.4%
    47,000  Toll Brothers, Inc. <F1>                             1,090
                                                            ----------

            INDUSTRIAL DISTRIBUTION 0.1%
    12,000  MSC Industrial Direct Co., Inc. - Class A <F1>         255
                                                            ----------

            INSURANCE  4.4%
    28,500  AFLAC, Inc.                                          1,087
    40,100  AMBAC, Inc.                                          2,333
     9,600  Amerin Corporation<F1>                                 205
    11,100  Chartwell Re Corporation                               276


BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            INSURANCE  4.4% (CONT.)
    18,275  Enhance Financial Services Group, Inc.                $449
    13,200  Executive Risk Incorporated                            627
    21,500  MBIA, Inc.                                           1,314
    40,300  MGIC Investment Corporation                          1,572
    74,000  Protective Life Corporation                          2,743
    10,000  Terra Nova (Bermuda) Holdings Ltd.                     278
                                                            ----------
                                                                10,884
                                                            ----------

            LODGING  0.1%
     2,490  Promus Hotel Corporation <F1>                           84
                                                            ----------

            MEDICAL INSTRUMENTS 0.3%
     7,900  Sofamor Danek Group, Inc. <F1>                         803
                                                            ----------
            MULTI-INDUSTRY  1.8%
    36,400  Leggett & Platt, Inc.                                  851
    59,800  Tyco International, Ltd.                             3,704
                                                            ----------
                                                                 4,555
                                                            ----------

            NATURAL GAS 0.5%
    23,700  Enron Corporation                                    1,250
                                                            ----------

            OIL & GAS - DOMESTIC 0.2%
     5,700  Denbury Resources, Inc.<F1>                             37
    40,450  Forest Oil Corporation<F1>                             412
                                                            ----------
                                                                   449
                                                            ----------

            OIL & GAS - SERVICES  0.1%
     3,400  Newpark Resources, Inc. <F1>                            32
    19,770  Swift Energy Company <F1>                              180
                                                            ----------
                                                                   212
                                                            ----------

            POLLUTION CONTROL  0.1%
    27,000  Tetra Technologies, Inc. <F1>                          326
                                                            ----------

            REAL ESTATE INVESTMENT TRUSTS (REIT'S) 0.2%
    18,800  Golf Trust of America, Inc.                            503
                                                            ----------
            RESTAURANTS 0.1%
     9,100  Papa John's International, Inc.<F1>                    346
                                                            ----------

            RETAIL  4.2%
     4,000  Abercrombie & Fitch Co.<F1>                            159
    81,000  Bed Bath and Beyond, Inc. <F1>                       2,233
    27,100  Costco Companies, Inc. <F1>                          1,538
    25,407  Dollar General Corporation                             607
     3,500  Eagle Hardware & Garden, Inc. <F1>                      81
    10,100  Federated Department Stores, Inc. <F1>                 388
    38,500  Food Lion, Inc. - Class A                              424
    59,100  Goody's Family Clothing, Inc. <F1>                     632
    17,100  Home Depot, Inc.                                       744
    20,200  Lowe's Companies, Inc.                                 680
     3,400  The Men's Wearhouse, Inc. <F1>                          82

                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS


BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            RETAIL  4.2% (CONT.)
     4,600  Office Depot, Inc.<F1>                                $115
    37,300  Safeway, Inc. <F1>                                   1,783
    24,800  Staples, Inc.<F1>                                      809
    15,400  Stein Mart, Inc. <F1>                                  121
     2,600  Whole Foods Market, Inc.<F1>                           104
                                                            ----------
                                                                10,500
                                                            ----------

            SCHOOLS  0.5%
    20,500  Apollo Group, Inc. <F1>                                659
    19,650  Sylvan Learning Systems, Inc. <F1>                     607
                                                            ----------
                                                                 1,266
                                                            ----------

            SECURITY SERVICES  0.4%
    18,200  Corrections Corporation of America <F1>                350
     5,800  The Wackenhut Corporation - Class A                    126
    21,300  Wackenhut Corrections Corporation<F1>                  523
                                                            ----------
                                                                   999
                                                            ----------


            SEMICONDUCTORS  1.2%
    16,100  Intel Corporation                                    1,436
    39,200  Maxim Integrated Products, Inc. <F1>                 1,399
                                                            ----------
                                                                 2,835
                                                            ----------

            SHIPBUILDING 0.2%
    19,500  Avondale Industries, Inc.<F1>                          508
                                                            ----------

            SOFTWARE  1.3%
    55,400  Avant! Corporation<F1>                                 945
     7,800  Compuware Corporation<F1>                              424
     8,400  Electronic Arts, Inc.<F1>                              345
    13,700  HBO & Company                                          360
    10,500  Microsoft Corporation <F1>                           1,112
     9,500  Software AG Systems, Inc.<F1>                          142
                                                            ----------
                                                                 3,328
                                                            ----------

            TELECOMMUNICATIONS  1.4%
    38,500  Cincinnati Bell, Inc.                                  999
    46,024  MCI WorldCom, Inc.<F1>                               2,543
                                                            ----------
                                                                 3,542
                                                            ----------

            TELECOMMUNICATIONS EQUIPMENT  0.6%
    11,800  Lucent Technologies, Inc.                              946
    28,400  World Access, Inc.<F1>                                 607
                                                            ----------
                                                                 1,553
                                                            ----------

            TEXTILES & APPAREL  0.8%
    59,600  Jones Apparel Group, Inc. <F1>                       1,028
    19,800  Polo Ralph Lauren Corporation <F1>                     412
    10,300  Tommy Hilfiger Corporation<F1>                         478
     1,400  Wolverine World Wide, Inc.                              18
                                                            ----------
                                                                 1,936
                                                            ----------


BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                   Market Value
 of Shares                                                 (in thousands)
----------                                                 --------------

            TRANSPORTATION  0.9%
    54,800  Harley-Davidson, Inc.                               $2,123
                                                            ----------

            TRAVEL & RECREATION  0.7%
    51,200  Carnival Corporation - Class A                       1,658
                                                            ----------

            WASTE MANAGEMENT 0.6%
    32,600  Waste Management, Inc.                               1,472
                                                            ----------

            Total Common Stocks (Cost $105,739)                140,565
                                                            ----------

            PREFERRED STOCK 0.1%
            TELECOMMUNICATIONS 0.1%
     7,400  MediaOne Group, Inc. (convertible to Enhance           310
               Financial Services Group common stock)       ----------

            Total Preferred Stock (Cost $321)                      310
                                                            ----------

Principal Amount
(in thousands)
--------------

            LONG-TERM INVESTMENTS  34.0%
            ASSET-BACKED SECURITIES  5.3%
            AUTO LOAN RECEIVABLES  0.1%
            Western Financial Grantor Trust,
  $     97     Series 1995-2, Class A-1, 7.10%, 7/01/00             98
                                                            ----------

            CREDIT CARD RECEIVABLES  5.2%
            Banc One Credit Card Master Trust,
     1,750     Series 1995-B, Class A, 6.30%, 9/15/00            1,795
            Chase Credit Card Master Trust,
     2,300     Series 1995-2, Class XX, 6.23%, 6/15/03           2,359
            Chemical Master Credit Card Trust I,
       500     Series 1996-1, Class A, 5.55%, 9/15/03              507
            Citibank Credit Card Master Trust, Principal Only:
     3,300     Series 1996-1, 0.00%, 2/07/01                     2,953
       200     Series 1997-6, Class A, 0.00%, 8/15/06              144
            First Chicago Master Trust II,
     1,150     Series 1994-L, Class A, 7.15%, 2/15/00            1,170
            Household Affinity Credit Card Master Trust I,
       500     Series 1993-2, Class A, 5.60%, 11/15/00             505
            HFC Private Label Credit Card Master Trust II,
       175     Series 1994-2, Class A, 7.80%, 9/20/03              177
            Sears Credit Account Master Trust:
     2,475     Series 1994-1, Class A, 7.00%, 8/15/00            2,519
       700     Series 1995-2, Class A, 8.10%, 1/15/01              724
                                                            ----------
                                                                12,853
                                                            ----------

            CORPORATE BONDS 7.9%
            Atlantic Richfield Co. Debentures,
       300     8.50%, 4/01/12                                      379
            BankAmerica Corporation Subordinated Notes,
       350     7.75%, 7/15/02                                      376

                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS



BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


Principal Amount                                            Market Value
(in thousands)                                             (in thousands)
--------------                                             --------------

            CORPORATE BONDS 7.9% (CONT.)
            Barclays American Corp. Debentures,
    $  250     9.75%, 5/15/21                                     $286
            Chase Manhattan Corporation Debentures,
       250     10.00%, 6/15/99                                     257
            Commonwealth Edison Debentures,
       900     9.875%, 6/15/20                                   1,074
            Continental Bank Subordinated Notes,
       300     12.50%, 4/01/01                                     345
            Continental Cablevision, Inc. Debentures:
       350     8.875%, 9/15/05                                     400
       600     9.50%, 8/01/13                                      714
            Dayton Hudson Corporation Debentures,
       250     10.00%, 1/01/11                                     330
            Deseret Generation & Transmission Coop
       191     Debentures, 9.375%, 1/02/11                         199
            Dresdner Bank New York Subordinated Debentures,
       800     7.25%, 9/15/15                                      802
            Federal Express Corporation Debentures,
       250     9.625%, 10/15/19                                    266
            Federal Express Corporation Notes,
       500     9.65%, 6/15/12                                      667
            Ford Capital BV Notes,
       250     10.125%, 11/15/00                                   274
            General Motors Acceptance Corp. Medium Term Notes,
     1,000     6.70%, 4/30/01                                    1,034
            Georgia Pacific Corporation Debentures:
       300     9.50%, 12/01/11                                     371
       300     9.875%, 11/01/21                                    335
       100     9.50%, 5/15/22                                      114
            Goldman Sachs Group Notes,
     1,500     6.25%, 2/01/03 (Acquired 2/01/96;
               Cost $1,496) <F2>                                 1,519
            GTE Corporation Debentures,
       250     10.25%, 11/01/20                                    285
            Heller Financial, Inc. Notes,
       350     7.875%, 11/01/99                                    356
            Lehman Brothers Holdings, Inc. Notes:
       350     6.65%, 11/08/99                                     354
       300     8.875%, 2/15/00                                     311
            Lehman Brothers, Inc. Debentures,
       700     9.875%, 10/15/00                                    721
            Lehman Brothers, Inc. Senior Subordinated Notes,
       700     10.00%, 5/15/99                                     714
            The May Department Stores Company Debentures,
       300     9.875%, 6/15/21                                     344
            NCNB Corporation Subordinated Notes,
       750     10.20%, 7/15/15                                   1,008
            News America Holdings, Inc., Debentures,
       300     10.125%, 10/15/12                                   352
            Oneok, Inc. Debentures,
       400     9.70%, 12/01/19                                     432
            Paine Webber Group Notes,
       500     8.875%, 3/15/05                                     558

BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


Principal Amount                                            Market Value
(in thousands)                                             (in thousands)
--------------                                             --------------

            CORPORATE BONDS 7.9% (CONT.)
            J.C. Penney Company, Inc. Debentures,
     $ 625     9.75%, 6/15/21                                 $    703
            Rochester Telephone Debentures,
       400     9.00%, 8/15/21                                      450
            Salomon, Inc. Senior Notes:
       350     7.75%, 5/15/00                                      360
       575     6.75%, 2/15/03                                      590
            Salomon Smith Barney Holdings, Inc. Notes,
       700     6.875%, 6/15/05                                     725
            The Charles Schwab Corporation Medium
       550     Term Notes, 5.90%, 10/01/99                         551
            Tenneco, Inc. Debentures,
       425     7.45%, 12/15/25                                     451
            U.S. West Communications Group Debentures,
       575     8.875%, 6/01/31                                     651
                                                            ----------
                                                                19,658
                                                            ----------

            MORTGAGE-BACKED SECURITIES 0.3%
            Westam Mortgage Financial Corporation,
       830     Series 11, Class A, 6.36%, 8/26/20                  860
                                                            ----------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED)  1.9%
            Ford Capital BV Debentures,
       325     9.875%, 5/15/02                                     371
            Hydro-Quebec Debentures:
       350     11.75%, 2/01/12                                     518
       500     9.75%, 1/15/18                                      576
            Korea Development Bank Bonds,
       285     7.125%, 9/17/01                                     253
            Korea Electric Power Debentures:
       290     7.75%, 4/01/13                                      196
       200     6.75%, 8/01/27                                      155
            Midland Bank PLC Subordinated Notes,
       950     6.95%, 3/15/11                                      902
            National Bank of Hungary Debentures,
       250     8.875%, 11/01/13                                    272
            Norsk Hydro A/S Debentures,
       350     9.00%, 4/15/12                                      449
            Pohang Iron & Steel Notes,
       200     7.125%, 7/15/04                                     155
            Quebec (Province of) Debentures,
       250     11.00%, 6/15/15                                     279
            Sweden (Kingdom of) Debentures,
       150     11.125%, 6/01/15                                    229
            Wharf Capital International Ltd. Notes:
       325     8.875%, 11/01/04                                    260
       225     7.625%, 3/13/07                                     159
                                                            ----------
                                                                 4,774
                                                            ----------

BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


Principal Amount                                            Market Value
(in thousands)                                             (in thousands)
--------------                                             --------------

            U.S. GOVERNMENT AGENCY-BACKED MORTGAGE ISSUES  1.4%
            Federal Home Loan Mortgage Corporation (FHLMC)
            Real Estate Mortgage Investment Conduit (REMIC):
   $   447     Series 85, Class C, 8.60%, 1/15/21                 $464

            U.S. GOVERNMENT AGENCY-BACKED
            MORTGAGE ISSUES 1.4% (CONT.)
       520     Series 1169, Class D, 7.00%, 5/15/21                524
       638     Series 1136, Class H, 6.00%, 9/15/21                638
       518     Series 1201, Class E, 7.40%, 12/15/21               529
            Federal National Mortgage Association (FNMA)
            Real Estate Mortgage Investment Conduit (REMIC):
       466     Series 1989-37, Class XX, 8.00%, 7/25/19            481
       416     Series 1990-30, Class E, 6.50%, 3/25/20             420
       434     Series 1990-105, Class J, 6.50%, 9/25/20            438
                                                            ----------
                                                                 3,494
                                                            ----------

            U.S. TREASURY OBLIGATIONS  17.2%
            U.S. Treasury Bonds:
     6,725     0.00%, 11/15/04                                   5,102
     6,525     10.75%, 8/15/05                                   8,819
    19,860     9.25%, 2/15/16                                   28,665
                                                            ----------
                                                                42,586
                                                            ----------

            Total Long-Term Investments (Cost $78,733)          84,323
                                                            ----------

   Number
 of Shares
(in thousands)
--------------

            SHORT-TERM INVESTMENTS  10.0%
            INVESTMENT COMPANIES  8.8%
     9,630  Financial Square Prime Obligation Fund               9,630
    12,013  Short-Term Investments Co. Liquid
            Assets Portfolio                                    12,013
                                                            ----------
                                                                21,643
                                                            ----------




Principal Amount                                            Market Value
(in thousands)                                             (in thousands)
--------------                                             --------------


            VARIABLE RATE DEMAND NOTES 1.2%
  $  3,000  Pitney Bowes Demand Note                        $    3,000
                                                            ----------

            Total Short-Term Investments (Cost $24,643)         24,643
                                                            ----------

            Total Investments (Cost $209,436)  100.8%          249,841
                                                            ----------

            Liabilities, less Other Assets (0.8)%              (2,061)
                                                            ----------

            TOTAL NET ASSETS  100.0%                          $247,780
                                                            ==========


            <F1>Non-income producing
            <F2>Unregistered Security

                     See notes to the financial statements.

                                                             (LOGO) FIRSTARFUNDS




GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------
            COMMON STOCKS 83.8%

            APPLIANCES 1.4%
   194,200  Maytag Corporation                              $    9,601
                                                            ----------

            BANKING 7.6%
   573,800  Bank of New York                                    18,111
   109,400  Mellon Bank Corporation                              6,578
   143,700  Northern Trust Corporation                          10,598
   418,100  Norwest Corporation                                 15,548
                                                            ----------
                                                                50,835
                                                            ----------

            BUILDING MATERIALS 1.0%
   144,000  Martin Marietta Materials, Inc.                      7,065
                                                            ----------
            BUSINESS MACHINES & SOFTWARE 2.3%
   105,200  Diebold, Inc.                                        3,281
   121,800  Xerox Corporation                                   11,799
                                                            ----------
                                                                15,080
                                                            ----------

            BUSINESS SERVICES 2.8%
    87,300  Automatic Data Processing, Inc.                      6,793
   167,100  H & R Block, Inc.                                    7,488
   195,800  The ServiceMaster Company                            4,136
                                                            ----------
                                                                18,417
                                                            ----------

            CHEMICALS 1.8%
   208,900  Ecolab, Inc.                                         6,241
    72,000  Praxair, Inc.                                        2,911
    92,000  Valspar Corporation                                  2,582
                                                            ----------
                                                                11,734
                                                            ----------

            COMMUNICATIONS & MEDIA 4.1%
   269,350  Interpublic Group of Companies, Inc.                15,757
   397,700  New York Times Company - Class A                    11,235
                                                            ----------
                                                                26,992
                                                            ----------

            CONSUMER PRODUCTS 3.7%
   140,100  Avery Dennison Corporation                           5,805
    52,600  The Clorox Company                                   5,746
    60,800  Masco Corporation                                    1,717
   259,950  Newell Company                                      11,438
                                                            ----------
                                                                24,706
                                                            ----------

            CONSUMER SERVICES 1.6%
   298,538  Service Corporation International                   10,635
                                                            ----------

            CONTAINERS 0.8%
   145,100  Bemis Company, Inc.                                  5,387
                                                            ----------

            COSMETICS & SOAP 4.7%
   218,400  Avon Products, Inc.                                  8,668
   133,600  Estee Lauder Companies - Class A                     8,759


GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            COSMETICS & SOAP 4.7%  (CONT.)
    51,300  Gillette Company                                 $   2,305
   129,350  Procter & Gamble Company                            11,496
                                                            ----------
                                                                31,228
                                                            ----------

            DRUGS & MEDICAL SUPPLY 14.8%
   175,500  American Home Products Corporation                   8,556
   145,200  Baxter International, Inc.                           8,703
   243,800  Becton, Dickinson & Company                         10,270
   126,100  Bristol-Myers Squibb Company                        13,942
   101,600  Johnson & Johnson                                    8,280
   213,750  McKesson Corporation                                16,459
   120,800  Medtronic, Inc.                                      7,852
   125,300  Pfizer, Inc.                                        13,446
   137,900  Warner-Lambert Company                              10,808
                                                            ----------
                                                                98,316
                                                            ----------

            ELECTRIC - UTILITIES 1.3%
   293,200  NIPSCO Industries, Inc.                              8,778
                                                            ----------

            FINANCIAL SERVICES 7.4%
   338,100  Alliance Capital Management L.P.                     8,389
    73,100  American Express Company                             6,460
    96,350  Citigroup Inc.                                       4,534
   263,075  Equifax                                             10,178
   126,000  Federal National Mortgage Association                8,922
   132,300  Household International, Inc.                        4,837
   101,200  Marsh & McLennan Companies, Inc.                     5,612
                                                            ----------
                                                                48,932
                                                            ----------

            FOOD, BEVERAGES & TOBACCO 0.8%
     1,000  McCormick & Company, Incorporated                       30
   159,500  PepsiCo, Inc.                                        5,383
                                                            ----------
                                                                 5,413
                                                            ----------

            INSURANCE 3.6%
   176,800  MBIA, Inc.                                          10,807
   304,900  ReliaStar Financial Corporation                     13,358
                                                            ----------
                                                                24,165
                                                            ----------

            MULTI-INDUSTRY 5.7%
   150,200  Dover Corporation                                    4,774
    45,700  Illinois Tool Works Inc.                             2,931
    70,000  Pentair, Inc.                                        2,634
    18,900  Teleflex Incorporated                                  727
   431,900  Tyco International, Ltd.                            26,751
                                                            ----------
                                                                37,817
                                                            ----------

            NATURAL GAS 1.2%
   149,000  Enron Corporation                                    7,860

            OIL - DOMESTIC 0.8%
   127,800  Phillips Petroleum Company                           5,527

                     See notes to the financial statements.

                                                             (LOGO) FIRSTARFUNDS


GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            OIL - INTERNATIONAL 1.5%
   129,950  Mobil Corporation                                   $9,836
                                                            ----------

            PAPER & FOREST PRODUCTS 0.6%
    78,200  Kimberly-Clark Corporation                           3,773
                                                            ----------

            PRINTING & PUBLISHING 3.0%
   187,800  Houghton Mifflin Company                             7,324
   140,600  McGraw-Hill, Inc.                                   12,645
                                                            ----------
                                                                19,969
                                                            ----------

            REAL ESTATE INVESTMENT TRUSTS (REIT'S) 2.8%
   109,400  Boston Properties, Inc.                              3,118
   228,000  CCA Prison Realty Trust                              5,358
   152,900  Post Properties, Inc.                                5,915
   185,000  ProLogis Trust                                       4,035
                                                            ----------
                                                                18,426
                                                            ----------

            RETAIL 6.5%
    66,800  Albertson's, Inc.                                    3,712
   319,100  CVS Corporation                                     14,579
   186,600  Gap, Inc.                                           11,219
   205,375  Hannaford Brothers Company                           8,998
    95,300  Longs Drug Stores Corporation                        3,723
    17,700  Walgreen Company                                       862
                                                            ----------
                                                                43,093
                                                            ----------

            TELECOMMUNICATIONS 1.0%
   142,900  ALLTEL Corporation                                   6,690
                                                            ----------

            TELECOMMUNICATIONS EQUIPMENT 1.0%
    86,596  Lucent Technologies, Inc.                            6,944
                                                            ----------

            Total Common Stock (Cost $368,027)                 557,219
                                                            ----------

            PREFERRED STOCK 0.6%
            FINANCIAL SERVICES 0.6%
    61,500  PLC Capital Trust II
            (convertible to Protective Life Corporation
               common stock)                                     3,828
                                                            ----------

            Total Preferred Stock (Cost $3,208)                  3,828
                                                            ----------

Principal Amount
 (in thousands)
--------------

            LONG-TERM INVESTMENTS 0.3%
            CORPORATE CONVERTIBLE BONDS 0.3%
    $1,884  Imax Corporation,
               5.75%, 4/01/03 (convertible to IMAX Corporation
               common stock)                                     2,367
                                                            ----------

            Total Long-Term Investments (Cost $2,439)            2,367
                                                            ----------

   Number
 of Shares                                                  Market Value
(in thousands)                                             (in thousands)
--------------                                             --------------

            SHORT-TERM INVESTMENTS 14.2%
            INVESTMENT COMPANIES 8.9%
    28,080  Financial Square Prime Obligation Fund           $  28,080
    31,255  Short-Term Investments Co. Liquid
               Assets Portfolio                                 31,255
                                                            ----------
                                                                59,335
                                                            ----------

Principal Amount
 (in thousands)
--------------

            VARIABLE RATE DEMAND NOTES 5.3%
  $ 20,000  American Family Insurance                           20,000
    15,000  Warner-Lambert Co.                                  15,000
                                                            ----------
                                                                35,000
                                                            ----------

            Total Short-Term Investments (Cost $94,335)         94,335
                                                            ----------

            Total Investments (Cost $468,009) 98.9%            657,749
                                                            ----------

            Other Assets, less Liabilities 1.1%                  7,185
                                                            ----------

            TOTAL NET ASSETS 100.0%                           $664,934
                                                            ==========


                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            COMMON STOCKS  95.2%
            AEROSPACE & AIRCRAFT  1.7%
    34,100  Allied Signal, Inc.                               $  1,328
    61,626  Boeing Company                                       2,311
     7,700  General Dynamics Corporation                           456
    11,834  Lockheed Martin Corporation                          1,318
     3,800  Northrop Grumman Corporation                           303
    20,900  Raytheon Company                                     1,214
    12,600  Rockwell International Corporation                     517
    10,000  Textron, Inc.                                          744
    14,000  United Technologies Corporation                      1,333
                                                            ----------
                                                                 9,524
                                                            ----------

            AIR TRANSPORTATION  0.5%
    11,600  AMR Corporation <F1>                                   777
     4,600  Delta Air Lines, Inc.                                  486
     9,500  FDX Corporation <F1>                                   499
    19,050  Southwest Airlines Company                             404
     6,200  US Airways Group, Inc. <F1>                            351
                                                            ----------
                                                                 2,517
                                                            ----------

            APPLIANCES  0.2%
     3,300  Armstrong World Industries, Inc.                       205
     5,300  Black & Decker Corporation                             274
     6,200  Maytag Corporation                                     306
     3,100  Snap-On Tools, Inc.                                    110
     4,600  Whirlpool Corporation                                  236
                                                            ----------
                                                                 1,131
                                                            ----------

            AUTOS & TRUCKS  1.9%
    10,100  Autozone, Inc.<F1>                                     266
    39,350  Chrysler Corporation                                 1,894
    10,038  Dana Corporation                                       420
     4,500  Eaton Corporation                                      305
    74,000  Ford Motor Company                                   4,014
    42,400  General Motors Corporation                           2,674
    11,237  Genuine Parts Company                                  354
     7,200  ITT Industries, Inc.                                   257
     4,240  PACCAR, Inc.                                           185
     8,200  TRW, Inc.                                              467
                                                            ----------
                                                                10,836
                                                            ----------

            BANKING  7.8%
    71,094  Banc One Corporation                                 3,475
    17,900  Bank of Boston Corporation                             659
    45,200  Bank of New York Company, Inc.                       1,427
   105,507  BankAmerica Corporation                              6,060
     6,000  Bankers Trust New York Corporation                     377
    17,400  BB&T Corporation                                       621
    52,020  Chase Manhattan Corporation                          2,955
   138,868  Citigroup, Inc.                                      6,535
     9,300  Comerica, Inc.                                         600
    16,050  Fifth Third Bancorp                                  1,063

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                   Market Value
 of Shares                                                 (in thousands)
----------                                                 --------------

            BANKING  7.8%  (CONT.)
    59,128  First Union Corporation                           $  3,429
    34,742  Fleet Financial Group, Inc.                          1,388
    12,900  Huntington Bancshares Incorporated                     371
    10,900  J.P. Morgan & Co., Inc.                              1,027
    15,900  Mellon Bank Corporation                                956
     9,200  Mercantile Bancorporation, Inc.                        420
     6,800  Northern Trust Corporation                             501
    46,200  Norwest Corporation                                  1,718
    18,300  PNC Bank Corporation                                   915
    12,700  Regions Financial Corporation                          470
     6,600  Republic New York Corporation                          276
     9,800  State Street Corporation                               611
    11,600  Summit Bancorp.                                        440
    12,900  Sun Trust Banks, Inc.                                  899
    17,100  Synovus Financial Corp.                                397
    45,355  US Bancorp                                           1,655
     7,400  Union Planters Corporation                             344
    12,300  Wachovia Corporation                                 1,118
    33,837  Washington Mutual, Inc.                              1,267
     5,233  Wells Fargo & Company                                1,936
                                                            ----------
                                                                43,910
                                                            ----------
            BIO-TECHNOLOGY  0.2%
    15,100  Amgen, Inc. <F1>                                     1,186
                                                            ----------

            BUILDING & HOUSING  0.2%
     4,600  Fluor Corporation                                      178
    20,400  Masco Corporation                                      575
     6,100  The Stanley Works                                      183
                                                            ----------
                                                                   936
                                                            ----------

            BUILDING MATERIALS  0.1%
     4,800  Johnson Controls, Inc.                                 270
     4,900  Owens Corning                                          178
                                                            ----------
                                                                   448
                                                            ----------

            BUSINESS MACHINES & SOFTWARE  3.3%
     8,100  Apple Computer, Inc. <F1>                              301
   100,809  COMPAQ Computer Corporation                          3,188
     7,700  Honeywell, Inc.                                        615
    57,500  International Business Machines Corporation          8,535
    58,912  Oracle Systems Corporation <F1>                      1,742
    16,900  Pitney-Bowes, Inc.                                     931
    22,600  Sun Microsystems, Inc. <F1>                          1,316
    20,050  Xerox Corporation                                    1,942
                                                            ----------
                                                                18,570
                                                            ----------

            BUSINESS SERVICES  2.5%
     3,300  Autodesk, Inc.                                         103
    18,700  Automatic Data Processing, Inc.                      1,455
     5,700  H & R Block, Inc.                                      255
     4,400  Ceridian Corporation <F1>                              252

                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            BUSINESS SERVICES  2.5%  (CONT.)
    93,600  Cisco Systems, Inc. <F1>                          $  5,897
    32,787  Computer Associates International, Inc.              1,291
     9,500  Computer Sciences Corporation <F1>                     501
     4,700  Deluxe Corporation                                     152
    10,921  Dun & Bradstreet Corporation                           310
    31,000  Electronic Data Systems Corporation                  1,261
     9,000  Equifax Inc.                                           348
    27,200  First Data Corporation                                 721
     3,600  Moore Corporation Limited                               41
     2,600  National Service Industries                             93
    10,700  Paychex, Inc.                                          532
    15,100  Service Corporation International                      538
    15,000  Unisys Corporation<F1>                                 399
                                                            ----------
                                                                14,149
                                                            ----------

            CHEMICALS  2.0%
    14,300  Air Products and Chemicals, Inc.                       540
    13,700  Dow Chemical Company                                 1,283
    68,800  Dupont (E.I.) De Nemours & Company                   3,956
     7,900  Ecolab, Inc.                                           236
     3,100  Great Lakes Chemical Corporation                       129
     5,300  Hercules, Inc.                                         176
     1,800  Millipore Corporation                                   44
    36,500  Monsanto Company                                     1,483
     6,900  Morton International, Inc.                             172
     5,100  Nalco Chemical Company                                 158
    10,600  PPG Industries, Inc.                                   606
    10,400  Praxair, Inc.                                          419
    11,100  Rohm & Haas Company                                    375
     8,500  Rubbermaid, Inc.                                       282
    10,100  Sherwin-Williams Company                               254
     6,300  Sigma-Aldrich Corporation                              195
     8,350  Union Carbide Corporation                              321
    25,900  The Williams Companies, Inc.                           711
                                                            ----------
                                                                11,340
                                                            ----------

            COMMUNICATIONS & MEDIA  2.4%
     4,350  Andrew Corporation <F1>                                 71
    43,800  CBS Corporation<F1>                                  1,224
    14,800  Clear Channel Communications, Inc. <F1>                674
    22,500  Comcast Corporation - Class A                        1,111
     6,500  Dow Jones & Company, Inc.                              298
    17,000  Gannett Company, Inc.                                1,052
     4,300  Harcourt General, Inc.                                 209
     8,350  Interpublic Group of Companies, Inc.                   488
     5,000  Knight-Ridder, Inc.                                    255
    37,153  MediaOne Group, Inc. <F1>                            1,572
    10,800  New York Times Company - Class A                       305
    10,400  Omnicom Group, Inc.                                    514
    30,900  Tele-Communications, Inc. - Class A <F1>             1,302
    36,000  Time Warner, Inc.                                    3,341
     6,023  Times Mirror Company - Class A                         334

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                   Market Value
 of Shares                                                 (in thousands)
----------                                                 --------------

            COMMUNICATIONS & MEDIA  2.4%  (CONT.)
     7,400  Tribune Company                                     $  426
                                                            ----------
                                                                13,176
                                                            ----------

            COMPUTERS 1.4%
    78,200  Dell Computer Corporation <F1>                       5,122
    30,400  EMC Corporation <F1>                                 1,957
     9,500  Gateway 2000, Inc.<F1>                                 530
    13,900  Seagate Technology, Inc. <F1>                          367
     9,400  Silicon Graphics, Inc. <F1>                            106
                                                            ----------
                                                                 8,082
                                                            ----------

            CONSUMER DURABLES  0.3%
     4,637  Eastman Chemical Company                               272
    19,450  Eastman Kodak Company                                1,507
     2,128  Polaroid Corporation                                    56
                                                            ----------
                                                                 1,835
                                                            ----------

            CONSUMER PRODUCTS  0.2%
     7,200  Avery Dennison Corporation                             298
     9,700  Newell Company                                         427
    18,800  RJR Nabisco Holdings Corp.                             537
     3,200  Tupperware Corporation                                  50
                                                            ----------
                                                                 1,312
                                                            ----------

            CONTAINERS  0.1%
     4,500  Bemis Company, Inc.                                    167
     6,900  Crown Cork & Seal Company, Inc.                        220
     8,900  Owens-Illinois, Inc. <F1>                              272
     4,904  Sealed Air Corporation<F1>                             174
                                                            ----------
                                                                   833
                                                            ----------

            COSMETICS & SOAP  2.4%
    15,800  Avon Products, Inc.                                    627
     6,100  Clorox Company                                         666
    18,100  Colgate-Palmolive Company                            1,599
    68,488  Gillette Company                                     3,078
     6,600  International Flavors & Fragrances, Inc.               247
    81,800  Procter & Gamble Company                             7,270
                                                            ----------
                                                                13,487
                                                            ----------

            DISTRIBUTION  0.0%
     9,358  Ikon Office Solutions, Inc.                             88
                                                            ----------

            DIVERSIFIED  0.5%
    39,100  Unilever N.V.                                        2,942
                                                            ----------

            DRUGS  10.2%
    94,200  Abbott Laboratories                                  4,421
     4,800  Allergan, Inc.                                         300
     5,300  Alza Corporation <F1>                                  254
    80,100  American Home Products Corporation                   3,905
     3,100  Bard (C.R.), Inc.                                      132

                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                   Market Value
 of Shares                                                 (in thousands
 ----------                                                --------------
            DRUGS  10.2%  (CONT.)
    17,100  Baxter International, Inc.                       $   1,025
    14,400  Becton, Dickinson & Company                            607
    60,720  Bristol-Meyers Squibb Company                        6,713
     6,700  Cardinal Health, Inc.                                  634
     9,500  Humana, Inc. <F1>                                      180
    82,000  Johnson & Johnson                                    6,683
    67,600  Eli Lilly & Company                                  5,471
    28,600  Medtronic, Inc.                                      1,859
    72,900  Merck & Company, Inc.                                9,860
    79,700  Pfizer, Inc.                                         8,553
    30,955  Pharmacia & Upjohn, Inc.                             1,639
    44,800  Schering-Plough                                      4,609
     5,400  St. Jude Medical, Inc. <F1>                            153
    18,800  Tenet Healthcare Corporation <F1>                      525
                                                            ----------
                                                                57,523
                                                            ----------

            ELECTRIC  0.9%
    11,000  The AES Corporation                                    450
     7,700  Ameren Corporation                                     307
     9,632  CINenergy Corporation                                  332
    14,400  Consolidated Edison Company of New York, Inc.          722
    22,028  Duke Power Company                                   1,425
    21,400  Edison International                                   564
     7,600  General Public Utilities Corporation                   328
    17,300  PacifiCorp                                             330
    17,100  Texas Utilities Company                                748
                                                            ----------
                                                                 5,206
                                                            ----------


            ELECTRICAL EQUIPMENT  3.5%
    11,688  AMP, Inc.                                              480
    26,600  Emerson Electric Company                             1,756
   198,800  General Electric Company #                          17,395
     5,600  Grainger (W.W.), Inc.                                  258
                                                            ----------
                                                                19,889
                                                            ----------

            ELECTRONICS  3.4%
     4,200  Harris Corporation                                     147
    63,200  Hewlett-Packard Company                              3,804
   103,500  Intel Corporation                                    9,231
    36,500  Motorola, Inc.                                       1,898
     8,500  National Semiconductor Corporation <F1>                108
    40,980  Northern Telecom Ltd.                                1,754
     3,500  Perkin-Elmer Corporation                               295
     3,450  Tektronix, Inc.                                         62
    23,400  Texas Intruments, Inc.                               1,496
     3,400  Thomas & Betts Corporation                             152
                                                            ----------
                                                                18,947
                                                            ----------

            ENERGY  1.8%
    11,600  American Electric Power Company                        568
    10,250  Baltimore Gas & Electric Company                       322

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                   Market Value
 of Shares                                                 (in thousands
 ----------                                                --------------

            ENERGY  1.8%  (CONT.)
     9,900  Carolina Power & Light Company                    $    454
    14,100  Central & South West Corporation                       392
    13,450  Coastal Corporation                                    474
     5,800  Consolidated Natural Gas Company                       306
    12,400  Dominion Resources, Inc.                               573
     8,900  DTE Energy Company                                     379
    14,900  Entergy Corporation                                    428
    14,100  FirstEnergy Corp.                                      423
    11,100  FPL Group, Inc.                                        694
    18,572  Houston Industries, Inc.                               577
    11,600  Niagara Mohawk Power Corporation <F1>                  170
     3,300  NICOR, Inc.                                            140
     9,000  Northern States Power Company                          243
    24,700  Pacific Gas & Electric Company                         752
    15,400  Peco Energy Company                                    596
    14,200  Public Service Enterprises Group, Inc.                 540
    14,017  Sempra Energy                                          364
     6,400  Sonat, Inc.                                            194
    42,500  Southern Company                                     1,198
    13,200  Unicom Corporation                                     497
                                                            ----------
                                                                10,284
                                                            ----------

            ENERGY - RAW MATERIALS  0.3%
    19,990  Baker Hughes, Inc.                                     441
    26,200  Halliburton Company                                    942
    22,400  Occidental Petroleum Corporation                       445
                                                            ----------
                                                                 1,828
                                                            ----------
            ENTERTAINMENT & LEISURE  1.0%
     7,700  Brunswick Corporation                                  150
     8,125  Hasbro, Inc.                                           285
    17,887  Mattel, Inc.                                           642
    41,900  McDonald's Corporation                               2,802
    10,200  Mirage Resorts, Incorporated <F1>                      173
    21,785  Viacom, Inc. - Class B <F1>                          1,304
     8,050  Wendy's International, Inc.                            169
                                                            ----------
                                                                 5,525
                                                            ----------
            ENVIRONMENTAL SERVICES  0.0%
    22,100  Laidlaw, Inc. - Class B                                209
                                                            ----------

            FINANCE  1.2%
    28,100  American Express Company                             2,483
     7,000  The Bear Stearns Companies Inc.                        250
    29,906  Household International, Inc.                        1,093
     7,200  Lehman Brothers Holdings, Inc.                         273
    21,100  Merrill Lynch & Company, Inc.                        1,250
    19,700  National City Corporation                            1,267
                                                            ----------
                                                                 6,616
                                                            ----------

            FINANCIAL SERVICES  2.4%
    21,145  Associates First Capital Corporation - Class A       1,491
     4,100  Capital One Financial Corporation                      417
    18,915  Conseco, Inc.                                          656

                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            FINANCIAL SERVICES  2.4%  (CONT.)
     6,600  Countrywide Credit Industries, Inc.                $   285
    63,300  Federal National Mortgage Association                4,482
    15,000  Franklin Resources, Inc.                               567
     6,000  MBIA, Inc.                                             367
    45,862  MBNA Corporation                                     1,046
    36,566  Morgan Stanley Group, Inc.                           2,368
    10,400  SLM Holding Corporation                                417
    11,900  SunAmerica, Inc.                                       839
    17,400  The Charles Schwab Corporation                         834
                                                            ----------
                                                                13,769
                                                            ----------

            FOOD, BEVERAGES & TOBACCO  6.3%
    36,008  Archer-Daniels-Midland Company                         601
    17,600  Bestfoods                                              959
    27,300  Campbell Soup Company                                1,455
   150,600  Coca-Cola Company                                   10,184
    24,000  Coca-Cola Enterprises Inc.                             865
    28,450  ConAgra, Inc.                                          866
     9,800  Dardeen Restaurants, Inc.                              162
    10,000  Fortune Brands, Inc.                                   331
     9,500  General Mills, Inc.                                    698
    21,900  Heinz (H.J.) Company                                 1,273
     8,300  Hershey Foods Corporation                              563
    25,000  Kellogg Company                                        825
    21,300  Lowe's Companies, Inc                                  718
    91,000  PepsiCo, Inc.                                        3,071
   148,200  Philip Morris Companies, Inc.                        7,577
    14,000  Pioneer Hi-Bred International, Inc.                    392
     8,500  Quaker Oats Company                                    502
    19,200  Ralston-Ralston Purina Group                           641
    28,300  Sara Lee Corporation                                 1,689
    20,600  Sysco Corporation                                      555
     9,320  Tricon Global Restaurants, Inc. <F1>                   405
    10,900  UST, Inc.                                              371
     6,800  Wrigley (Wm) Jr. Company                               550
                                                            ----------
                                                                35,253
                                                            ----------
            GOLD & PRECIOUS METALS  0.2%
    21,200  Barrick Gold Corporation                               453
     3,500  Cyprus Amax Minerals Company                            44
     9,600  Freeport McMoRan Copper & Gold, Inc.                   118
    12,600  Homestake Mining Company                               150
    15,261  Placer Dome, Inc.                                      240
                                                            ----------
                                                                 1,005
                                                            ----------

            HEALTH CARE SERVICES & SUPPLIES  1.4%
     2,900  Bausch & Lomb, Inc.                                    121
    11,500  Boston Scientific Corporation <F1>                     626
    39,228  Columbia/HCA Healthcare Corporation                    824
    26,200  HBO & Company                                          688
     3,400  HCR Manor Care, Inc.<F1>                               110
    25,700  HEALTHSOUTH Corporation <F1>                           312

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            HEALTH CARE SERVICES & SUPPLIES  1.4%  (CONT.)
     9,821  IMS Health Incorporated                            $   653
    11,800  United Healthcare Corporation                          514
    50,000  Warner-Lambert Company                               3,919
                                                            ----------
                                                                 7,767
                                                            ----------

            HOSPITAL SUPPLIES & SERVICES  0.0%
     6,500  Biomet, Inc.                                           221
                                                            ----------

            HOUSEHOLD PRODUCTS  0.1%
    12,800  Federated Department Stores <F1>                       492
                                                            ----------

            INSURANCE  3.6%
     8,894  Aetna Life and Casualty Company                        664
    51,246  Allstate Corporation                                 2,207
    15,200  American General Corporation                         1,041
    64,048  American International Group, Inc.                   5,460
    10,300  Aon Corporation                                        639
    10,300  Chubb Corporation                                      633
    13,100  CIGNA Corporation                                      955
    10,200  Cincinnati Financial Corporation                       381
     4,700  General Re Corporation                               1,033
    14,400  The Hartford Financial Services Group, Inc.            765
     6,225  Jefferson-Pilot Corporation                            378
    26,304  KeyCorp                                                797
     6,100  Lincoln National Corporation                           463
    15,960  Marsh & McLennan Companies, Inc.                       886
     6,400  MGIC Investment Corporation                            250
     4,400  Progressive Corporation                                648
     8,300  Provident Companies, Inc.                              241
     6,400  Providian Corporation                                  508
     9,400  SAFECO Corporation                                     407
    14,332  St. Paul Companies, Inc.                               475
     7,900  Torchmark Corporation                                  346
     3,700  Transamerica Corporation                               385
     8,000  UNUM Corporation                                       355
                                                            ----------
                                                                19,917
                                                            ----------

            LIQUOR  0.5%
    29,300  Anheuser-Busch Companies, Inc.                       1,742
     4,200  Brown-Foreman Corporation - Class B                    285
    21,100  Seagram Company Ltd.                                   694
                                                            ----------
                                                                 2,721
                                                            ----------

            MACHINERY - AGRICULTURE & AUTOMOTIVE  0.0%
     3,700  Case Equipment                                          81
                                                            ----------

            MACHINERY - INDUSTRIAL  0.1%
     3,400  Harnischfeger Industries, Inc.                          32
     3,700  McDermott International, Inc.                          108
     9,500  Thermo Electron Corporation <F1>                       189
                                                            ----------
                                                                   329
                                                            ----------

                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            MEDICAL INSTRUMENTS 0.1%
     9,200  Guidant Corporation                                 $  704
                                                            ----------

            METALS & MINERALS  0.2%
    12,160  Allegheny Teledyne, Inc.                               250
     6,200  Nucor Corporation                                      281
    17,266  USX Corporation-Marathon Group, Inc.                   564
     4,793  USX Corporation-US Steel Group, Inc.                   111
     5,125  Worthington Industries, Inc.                            70
                                                            ----------
                                                                 1,276
                                                            ----------

            MISCELLANEOUS 0.7%
    22,300  Applied Materials, Inc. <F1>                           774
     4,100  Mallinckrodt Group, Inc.                               117
    10,400  PP&L Resources, Inc.                                   282
    22,700  3 Com Corporation <F1>                                 819
    24,700  3M Corporation                                       1,976
                                                            ----------
                                                                 3,968
                                                            ----------

            MULTI-INDUSTRY  0.8%
    51,941  Cendant Corporation<F1>                                594
    13,900  Corning, Inc.                                          505
     7,000  Loews Corporation                                      658
     9,624  Tenneco, Inc.                                          292
    39,174  Tyco International, Ltd.                             2,426
                                                            ----------
                                                                 4,475
                                                            ----------

            NATURAL GAS  0.2%
    20,000  Enron Corporation                                    1,055
                                                            ----------

            NON-FERROUS METALS  0.4%
    13,250  Alcan Aluminum Ltd.                                    335
    11,400  Aluminum Company of America                            903
     1,200  ASARCO, Inc.                                            26
     8,800  Englehard Corporation                                  185
     8,100  Inco, Ltd.                                              87
     9,436  Newmont Mining Corporation                             201
     3,300  Phelps Dodge Corporation                               190
     5,200  Reynolds Metals Company                                312
                                                            ----------
                                                                 2,239
                                                            ----------

            OFFICE EQUIPMENT  0.1%
    21,500  Novell, Inc. <F1>                                      320
                                                            ----------

            OIL - DOMESTIC  1.4%
     5,600  Amerada Hess Corporation                               309
    58,200  Amoco Corporation                                    3,266
     7,300  Anadarko Petroleum Corporation                         247
     4,600  Ashland, Inc.                                          221
    19,200  Atlantic Richfield Company                           1,322
    11,892  Burlington Resources, Inc.                             490
     5,050  Columbia Gas System, Inc.                              292
     3,400  Kerr-McGee Corporation                                 136
     4,900  Oryx Energy Company <F1>                                69

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            OIL - DOMESTIC  1.4%  (CONT.)
     2,400  Pennzoil Company                                    $   86
    15,800  Phillips Petroleum Company                             683
     4,400  Rowan Companies, Inc. <F1>                              64
     5,700  Sun Company, Inc.                                      196
    15,500  Unocal Corporation                                     526
                                                            ----------
                                                                 7,907
                                                            ----------


            OIL - INTERNATIONAL  4.7%
     7,400  Apache Corporation                                     210
    39,900  Chevron Corporation                                  3,252
   149,300  Exxon Corporation                                   10,638
    47,700  Mobil Corporation                                    3,610
   130,800  Royal Dutch Petroleum Company                        6,442
    33,000  Texaco, Inc.                                         1,957
                                                            ----------
                                                                26,109
                                                            ----------

            OIL & GAS SERVICES  0.3%
    30,400  Schlumberger, Ltd.                                   1,596
    15,338  Union Pacific Resources Group                          199
                                                            ----------
                                                                 1,795
                                                            ----------

            PAPER & FOREST PRODUCTS  0.9%
     2,500  Boise Cascade Corporation                               70
     5,500  Champion International Corporation                     176
    13,400  Fort James Corporation                                 540
     5,600  Georgia-Pacific Corporation                            290
    18,800  International Paper Company                            873
    34,012  Kimberly-Clark Corporation                           1,641
     4,972  Louisiana Pacific Corporation                           88
     6,200  Mead Corporation                                       196
     3,250  Temple-Inland, Inc.                                    158
     4,050  Union Camp Corporation                                 174
     6,825  Westvaco Corporation                                   168
    12,650  Weyerhaeuser Company                                   592
     5,800  Willamette Industries                                  180
                                                            ----------
                                                                 5,146
                                                            ----------

            POLLUTION CONTROL  0.1%
    11,200  Browning-Ferris Industries, Inc.                       397
                                                            ----------
            PRINTING & PUBLISHING  0.2%
     6,300  McGraw-Hill, Inc.                                      567
     9,300  R.R. Donnelley & Sons Company                          401
                                                            ----------
                                                                   968
                                                            ----------

            PRODUCTION  0.8%
     1,200  Briggs & Stratton Corporation                           56
    22,100  Caterpillar, Inc.                                      995
     7,800  Cooper Industries, Inc.                                344
    16,200  Deere & Company                                        573
    13,600  Dover Corporation                                      432

                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            PRODUCTION  0.8%  (CONT.)
     1,900  FMC Corporation <F1>                                $   97
     1,600  Foster Wheeler Corporation                              25
    15,600  Illinois Tool Works, Inc.                            1,000
    10,100  Ingersoll-Rand Company                                 510
     6,366  Pall Corporation                                       161
     6,525  Parker-Hannifin Corporation                            232
     4,700  Raychem Corporation                                    144
     4,900  Timken Company                                          87
                                                            ----------
                                                                 4,656
                                                            ----------

            RAILROADS  0.5%
    28,743  Burlington Northern Santa Fe                           887
    13,620  CSX Corporation                                        535
    23,100  Norfolk Southern Corporation                           761
    14,700  Union Pacific Corporation                              700
                                                            ----------
                                                                 2,883
                                                            ----------

            RETAIL  5.1%
    15,000  Albertson's, Inc.                                      833
     4,400  American Greetings Corporation                         177
    16,700  American Stores Company                                544
     6,800  Circuit City Stores, Inc.                              246
     6,000  Consolidated Stores Corporation<F1>                     99
    13,121  Costco Companies, Inc.<F1>                             745
    26,200  Dayton Hudson Corporation                            1,110
     6,600  Dillard Department Stores, Inc. - Class A              205
    10,625  Dollar General Corporation                             254
     9,000  Fred Meyer, Inc. <F1>                                  480
    23,700  Gap, Inc.                                            1,425
    89,700  Home Depot, Inc.                                     3,902
    28,500  Kmart Corporation <F1>                                 403
     9,600  Kohl's Corporation<F1>                                 459
    15,600  Kroger Corporation <F1>                                866
    15,911  The Limited, Inc.                                      408
    14,076  The May Department Stores Company <F1>                 859
     8,400  Nordstrom, Inc.                                        229
    15,300  J.C. Penney Company, Inc.                              727
     3,300  Pep Boys-Manny, Moe & Jack                              52
    15,700  Rite Aid Corporation                                   623
    23,800  Sears Roebuck and Company                            1,070
    16,900  Staples, Inc. <F1>                                     551
     7,000  Supervalu, Inc.                                        168
     5,700  Tandy Corporation                                      283
    19,500  TJX Companies, Inc.                                    369
    17,025  Toys 'R' Us, Inc. <F1>                                 333
     6,600  Venator Group, Inc.                                     56
    30,300  Walgreen Company                                     1,475
   137,000  Wal-Mart Stores, Inc.                                9,453
     9,500  Winn-Dixie Stores, Inc.                                322
                                                            ----------
                                                                28,726
                                                            ----------


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            SAVINGS & LOAN  0.5%
    41,400  Federal Home Loan Mortgage Corporation            $  2,380
     3,400  Golden West Financial Corporation                      308
                                                            ----------
                                                                 2,688
                                                            ----------

            SEMICONDUCTORS  0.2%
     7,500  Advanced Micro Devices, Inc. <F1>                      169
     4,500  KLA-Tencor Corporation <F1>                            166
     7,100  LSI Logic Corp <F1>                                    107
    13,500  Micron Technology Incorporated                         513
                                                            ----------
                                                                   955
                                                            ----------

            SOFTWARE  3.0%
     3,300  Adobe Systems Incorporated                             123
    12,000  BMC Software, Inc. <F1>                                577
   150,300  Microsoft Corporation <F1>                          15,913
    16,200  Parametric Technology Company <F1>                     269
    14,400  PeopleSoft, Inc. <F1>                                  305
                                                            ----------
                                                                17,187
                                                            ----------

            TELECOMMUNICATIONS  8.7%
    34,900  Airtouch Communications, Inc. <F1>                   1,954
    16,100  Alltell Corporation                                    754
    67,100  Ameritech Corporation                                3,619
   108,856  AT&T Corporation                                     6,776
    11,400  Ascend Communications, Inc. <F1>                       550
    94,708  Bell Atlantic Corporation                            5,031
    59,100  BellSouth Corp.                                      4,717
     7,300  Cabletron Systems <F1>                                  83
    10,400  Frontier Corporation                                   313
    58,700  GTE Corporation                                      3,445
    79,992  Lucent Technologies, Inc.                            6,414
   107,580  MCI WorldCom, Inc.<F1>                               5,944
    16,200  Nextel Communications, Inc.<F1>                        294
   112,188  SBC Communications, Inc.                             5,196
    26,300  Sprint Corporation                                   2,019
    30,645  US West, Inc.                                        1,758
                                                            ----------
                                                                48,867
                                                            ----------

            TELECOMMUNICATIONS EQUIPMENT 0.2%
     8,400  General Instrument Corporation<F1>                     216
    11,800  Tellabs, Inc. <F1>                                     649
                                                            ----------
                                                                   865
                                                            ----------

            TEXTILES & APPAREL  0.4%
    22,800  CVS Corporation                                      1,042
     4,100  Fruit of The Loom, Inc. <F1>                            63
     3,600  Liz Claiborne, Inc.                                    106
    17,300  Nike, Inc. - Class B                                   756
     2,600  Reebok International Ltd.                               43
     2,000  Russell Corporation                                     49
     7,454  VF Corporation                                         312
                                                            ----------
                                                                 2,371
                                                            ----------

                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            TIRE & RUBBER  0.1%
     4,800  Cooper Tire & Rubber Company                   $        80
     4,100  Goodrich (B.F.) Company                                148
     9,562  Goodyear Tire & Rubber Company                         515
                                                            ----------
                                                                   743
                                                            ----------

            TRANSPORTATION EQUIPMENT  0.0%
     1,700  Cummins Engine Company, Inc.                            58
     1,160  SPX Corporation                                         63
                                                            ----------
                                                                   121
                                                            ----------

            TRAVEL & RECREATION  0.7%
   124,800  The Walt Disney Company                              3,362
     4,950  Harrahs Entertainment, Inc. <F1>                        70
    14,700  Hilton Hotels Corporation                              295
    15,300  Marriott International, Inc. - Class A                 411
                                                            ----------
                                                                 4,138
                                                            ----------

            TRUCKING  0.0%
     3,550  Ryder System, Inc.                                      87
                                                            ----------

            WASTE MANAGEMENT 0.3%
    34,440  Waste Management, Inc.                               1,554
                                                            ----------

            Total Common Stock (Cost $303,431)                 536,084
                                                            ----------


Principal Amount
(in thousands)
--------------

            SHORT-TERM INVESTMENTS  4.9%
            U.S. TREASURIES  0.3%
 $  2,000   U.S. Treasury Bill, 4.29%, 1/21/99                   1,980
                                                            ----------

            Total U.S. Treasuries (Cost $1,980)                  1,980
                                                            ----------


            VARIABLE RATE DEMAND NOTES  4.6%
    13,801  American Family Financial Services, Inc. <F2>       13,801
    11,797  Warner-Lambert Co. <F2>                             11,797
                                                            ----------

            Total Variable Rate Demand Notes (Cost $25,598)     25,598
                                                            ----------

            Total Short-Term Investments (Cost $27,578)         27,578
                                                            ----------

            Total Investments (Cost $331,009) 100.1%           563,662
                                                            ----------

            Other Assets, less Liabilities  (0.1)%               (781)
                                                            ----------

            TOTAL NET ASSETS 100.0%                         $  562,881
                                                            ==========

<F1> Non-income producing
<F2> All or a portion of shares have been committed as collateral for open option futures contracts.



                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS

GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            COMMON STOCKS 86.5%
            AEROSPACE & AIRCRAFT 2.3%
   120,800  Gulfstream Aerospace Corporation <F1>             $  5,345
                                                            ----------

            AIR TRANSPORTATION 1.2%
    54,400  FDX Corporation <F1>                                 2,859
                                                            ----------

            BANKING 5.2%
    40,600  Fifth Third Bancorp                                  2,690
    68,200  First Union Corporation                              3,956
    91,400  State Street Corporation                             5,701
                                                            ----------
                                                                12,347
                                                            ----------

            BUSINESS MACHINES & SOFTWARE 1.4%
    29,400  Microsoft Corporation <F1>                           3,113
     4,500  Sterling Commerce, Inc. <F1>                           159
                                                            ----------
                                                                 3,272
                                                            ----------

            BUSINESS SERVICES 10.1%
    75,700  Cintas Corporation                                   4,050
    61,100  Computer Sciences Corporation<F1>                    3,223
    99,600  First Data Corporation                               2,639
   153,300  Pittston Brink's Group                               4,561
    26,000  Sabre Group Holdings, Inc. <F1>                        982
   247,700  SunGard Data Systems, Inc. <F1>                      8,360
                                                            ----------
                                                                23,815
                                                            ----------

            CHEMICALS 0.4%
    32,300  Sigma-Aldrich Corporation                              998
                                                            ----------

            COMMUNICATIONS & MEDIA 3.6%
    93,500  Interpublic Group of Companies, Inc.                 5,470
    62,100  Omnicom Group, Inc.                                  3,070
                                                            ----------
                                                                 8,540
                                                            ----------

            COMPUTERS 2.9%
    42,600  Compaq Computers Corporation                         1,347
    30,200  Dell Computer Corporation <F1>                       1,978
    75,900  Ingram Micro Inc.<F1>                                3,453
                                                            ----------
                                                                 6,778
                                                            ----------

            CONSUMER PRODUCTS 1.4%
    73,100  Newell Company                                       3,216
                                                            ----------

            DRUGS 5.5%
    34,600  Elan Corporation, PLC ADR <F1>                       2,424
    26,300  Merck & Co., Inc.                                    3,557
    50,200  Warner-Lambert Company                               3,934
    53,500  Watson Pharmaceuticals, Inc.<F1>                     2,976
                                                            ----------
                                                                12,891
                                                            ----------

            ELECTRONICS & SCIENTIFIC INSTRUMENTS 2.6%
    52,650  Cisco Systems, Inc. <F1>                             3,317
                                                            ----------

GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            ELECTRONICS & SCIENTIFIC INSTRUMENTS 2.6% (CONT.)
    89,970  Molex, Inc. - Class A                             $  2,941
                                                            ----------
                                                                 6,258
                                                            ----------

            FINANCIAL SERVICES 7.6%
    34,000  Associates First Capital Corporation                 2,397
    45,185  Citigroup Inc.                                       2,127
    41,600  Federal National Mortgage Association                2,946
    57,700  Franklin Resources, Inc.                             2,182
   165,075  MBNA Corporation                                     3,766
    65,600  SunAmerica, Inc.                                     4,625
                                                            ----------
                                                                18,043
                                                            ----------

            HEALTH CARE SERVICES & SUPPLIES 7.8%
    26,300  Cardinal Health, Inc.                                2,487
    84,250  HCR Manor Care, Inc.<F1>                             2,738
   106,300  Healthsouth Corporation<F1>                          1,289
    54,100  IMS Health Incorporated                              3,598
    56,600  Lincare Holdings, Inc. <F1>                          2,260
    54,400  Medtronic, Inc.                                      3,536
    59,500  Stryker Corporation                                  2,495
                                                            ----------
                                                                18,403
                                                            ----------

            INSURANCE 3.9%
    79,950  AFLAC, Inc.                                          3,048
    58,600  MBIA, Inc.                                           3,582
    64,300  MGIC Investment Corporation                          2,508
                                                            ----------
                                                                 9,138
                                                            ----------

            LODGING 0.1%
     6,760  Promus Hotel Corporation <F1>                          227
                                                            ----------

            MULTI-INDUSTRY 5.4%
   102,200  Leggett & Platt, Inc.                                2,389
   167,900  Tyco International, Ltd.                            10,399
                                                            ----------
                                                                12,788
                                                            ----------

            NATURAL GAS 1.5%
    66,500  Enron Corporation                                    3,508
                                                            ----------
            RETAIL 8.4%
    11,000  Abercrombie & Fitch Co.<F1>                            437
    60,400  Bed Bath & Beyond, Inc. <F1>                         1,665
    76,000  Costco Companies, Inc. <F1>                          4,313
    26,500  Federated Department Stores, Inc. <F1>               1,019
   101,200  Food Lion, Inc. - Class A                            1,113
    48,000  Home Depot, Inc.                                     2,088
    56,800  Lowe's Companies, Inc.                               1,913
    97,900  Safeway, Inc. <F1>                                   4,681
    79,500  Staples, Inc.<F1>                                    2,594
                                                            ----------
                                                                19,823
                                                            ----------


                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS

GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            SEMICONDUCTORS 1.6%
    43,400  Intel Corporation                                 $  3,871
                                                            ----------
            SOFTWARE 0.5%
    21,200  Compuware Corporation<F1>                            1,153
                                                            ----------

            TELECOMMUNICATIONS 3.7%
    57,900  Cincinnati Bell, Inc.                                1,502
   129,148  MCI WorldCom, Inc.<F1>                               7,135
                                                            ----------
                                                                 8,637
                                                            ----------

            TELECOMMUNICATIONS EQUIPMENT 1.1%
    33,900  Lucent Technologies, Inc.                            2,718
                                                            ----------

            TEXTILES & APPAREL 1.0%
    55,700  Polo Ralph Lauren Corporation <F1>                   1,159
    28,100  Tommy Hilfiger Corporation<F1>                       1,305
                                                            ----------
                                                                 2,464
                                                            ----------

            TRANSPORTATION 2.8%
   168,700  Harley-Davidson, Inc.                                6,536
                                                            ----------

            TRAVEL & RECREATION 2.7%
   143,900  Carnival Corporation - Class A                       4,659
    65,500  The Walt Disney Company                              1,764
                                                            ----------
                                                                 6,423
                                                            ----------
            WASTE MANAGEMENT 1.8%
    91,500  Waste Management, Inc.                               4,129
                                                            ----------

            Total Common Stock (Cost $136,350)                 204,180
                                                            ----------

            SHORT-TERM INVESTMENTS 13.1%
            INVESTMENT COMPANIES 8.9%
     9,693  Financial Square Prime Obligation Fund               9,693
    11,303  Short-Term Investments Co.
            Liquid Assets Portfolio                             11,303
                                                            ----------

            Total Investment Companies (Cost $20,996)           20,996
                                                            ----------

Principal Amount                                            Market Value
(in thousands)                                             (in thousands)
--------------                                             --------------

            VARIABLE RATE DEMAND NOTES 4.2%
 $   5,000  American Family Financial Services, Inc.         $   5,000
     5,000  Warner-Lambert Co.                                   5,000
                                                            ----------

            Total Variable Rate Demand Notes (Cost $10,000)     10,000
                                                            ----------

            Total Short-Term Investments (Cost $30,996)         30,996
                                                            ----------

            Total Investments (Cost $167,346) 99.6%            235,176
                                                            ----------

            Other Assets, less Liabilities 0.4%                    835
                                                            ----------

            TOTAL NET ASSETS 100.0%                           $236,011
                                                            ==========

            <F1>Non-income producing

                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS


SPECIAL GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            COMMON STOCKS 89.3%
            AUTO & TRUCK 0.1%
    29,200  Applied Power, Inc. - Class A                       $  805
                                                            ----------

            BUSINESS SERVICES 14.8%
   170,500  Cambridge Technologies Partners, Inc. <F1>           3,786
   633,900  Ciber, Inc. <F1>                                    12,440
   447,625  Concord EFS, Inc. <F1>                              12,757
    51,400  CSG Systems International, Inc.<F1>                  2,801
   563,550  Fiserv, Inc. <F1>                                   26,205
   862,900  Gartner Group, Inc. - Class A <F1>                  17,150
   343,650  Robert Half International, Inc. <F1>                13,789
                                                            ----------
                                                                88,928
                                                            ----------

            COMPUTERS 3.8%
   579,000  Tech Data Corporation <F1>                          22,797
                                                            ----------

            FINANCIAL SERVICES 9.8%
   196,800  Kansas City Southern Industries, Inc.                7,601
   320,100  T. Rowe Price Associates, Inc.                      11,384
   832,200  The Charles Schwab Corporation                      39,894
                                                            ----------
                                                                58,879
                                                            ----------

            FUNERAL SERVICES 0.6%
   152,400  Stewart Enterprises, Inc.                            3,515
                                                            ----------

            HEALTH CARE SERVICES & SUPPLIES 13.0%
   217,200  Covance Inc. <F1>                                    6,054
    84,800  First Health Group Corporation <F1>                  1,956
 1,396,139  Health Management Associates, Inc. - Class A <F1>   24,869
   184,900  Henry Schein, Inc. <F1>                              7,153
   392,150  Lincare Holdings, Inc. <F1>                         15,656
   137,200  STERIS Corporation <F1>                              3,156
   380,800  Universal Health Services, Inc. - Class B <F1>      19,540
                                                            ----------
                                                                78,384
                                                            ----------

            HOSPITAL SUPPLIES & SERVICES 7.4%
   171,500  HBO & Company                                        4,502
   561,500  Omnicare, Inc.                                      19,407
   413,000  Shared Medical Systems Corporation                  20,598
                                                            ----------
                                                                44,507
                                                            ----------

            HOUSING 2.3%
   598,900  Toll Brothers, Inc. <F1>                            13,887
                                                            ----------

            INSURANCE 12.1%
   511,900  AMBAC, Inc.                                         29,786
   228,500  MGIC Investment Corporation                          8,912
   921,100  Protective Life Corporation                         34,138
                                                            ----------
                                                                72,836
                                                            ----------

            MEDICAL INSTRUMENTS 1.8%
   103,800  Sofamor Danek Group, Inc. <F1>                      10,549
                                                            ----------

SPECIAL GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            RESTAURANTS 0.7%
   112,700  Papa John's International, Inc. <F1>            $    4,279
                                                            ----------

            RETAIL 4.7%
   704,600  Bed Bath and Beyond, Inc. <F1>                      19,421
   303,171  Dollar General Corporation                           7,238
    56,600  Office Depot, Inc. <F1>                              1,415
                                                            ----------
                                                                28,074
                                                            ----------

            SCHOOLS 1.3%
   244,450  Apollo Group, Inc. <F1>                              7,853
                                                            ----------

            SECURITY SERVICES 0.7%
   221,675  Corrections Corporation of America <F1>              4,267
                                                            ----------

            SEMICONDUCTORS 2.6%
   432,200  Maxim Integrated Products <F1>                      15,424
                                                            ----------

            SOFTWARE 11.5%
   881,700  Cadence Design Systems, Inc. <F1>                   18,846
   105,600  Electronic Arts, Inc. <F1>                           4,343
   406,825  Network Associates, Inc. <F1>                       17,290
   636,300  Synopsys, Inc. <F1>                                 28,793
                                                            ----------
                                                                69,272
                                                            ----------

            TEXTILES & APPAREL 2.1%
   721,875  Jones Apparel Group, Inc. <F1>                      12,452
                                                            ----------

            Total Common Stock (Cost $397,053)                 536,708
                                                            ----------

                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS


SPECIAL GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

   Number
 of Shares                                                  Market Value
(in thousands)                                             (in thousands)
--------------                                             --------------

            SHORT-TERM INVESTMENTS 11.4%
            INVESTMENT COMPANIES 8.1%
    22,099  Financial Square Prime Obligation Fund           $  22,099
    26,507  Short-Term Investments Co. Liquid
            Assets Portfolio                                    26,507
                                                            ----------

            Total Investment Companies (Cost $48,606)           48,606
                                                            ----------

Principal Amount
 (in thousands)
--------------

            COMMERCIAL PAPER 3.3%
  $ 20,000  Merrill Lynch & Company                             19,994
                                                            ----------

            Total Commerical Paper (Cost $19,994)               19,994
                                                            ----------

            Total Short-Term Investments (Cost $68,600)         68,600
                                                            ----------

            Total Investments (Cost $465,653) 100.7%           605,308
                                                            ----------

            Liabilities, less Other Assets (0.7)%              (4,304)
                                                            ----------

            TOTAL NET ASSETS 100.0%                           $601,004
                                                            ==========

            <F1> Non-income producing


EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            COMMON STOCKS 78.7%
            AIR TRANSPORTATION 0.7%
    11,400  COMAIR Holdings, Inc.                              $   375
     7,100  SkyWest, Inc.                                          181
                                                            ----------
                                                                   556
                                                            ----------

            BUSINESS SERVICES 15.8%
   138,500  ABR Information Services, Inc. <F1>                  2,614
    42,200  The BISYS Group, Inc.<F1>                            1,846
    46,100  F.Y.I. Incorporated <F1>                             1,325
    27,200  International Telecommunication Data
            Systems, Inc.<F1>                                      649
    63,300  Mastech Corporation <F1>                             1,488
    18,500  NCO Group, Inc.<F1>                                    583
     6,500  SEI Investments Company                                535
   131,300  Sykes Enterprises, Inc.<F1>                          2,577
                                                            ----------
                                                                11,617
                                                            ----------

            COMPUTERS 3.3%
    32,100  CDW Computer Centers, Inc. <F1>                      2,405
                                                            ----------

            DATA PROCESSING 11.2%
    18,300  Affiliated Computer Services, Inc.<F1>                 677
   156,380  Axciom Corporation <F1>                              3,929
    54,000  National Computer Systems, Inc.                      1,511
    62,300  National Data Corporation                            2,110
                                                            ----------
                                                                 8,227
                                                            ----------

            DRUGS 2.1%
    44,200  Barr Laboratories, Inc.<F1>                          1,511
                                                            ----------

            ELECTRICAL EQUIPMENT 0.2%
    26,600  Amkor Technology, Inc.<F1>                             130
                                                            ----------

            ENTERTAINMENT & LEISURE 4.0%
    65,300  American Skiing Company<F1>                            584
     5,100  Cinar Films, Inc. - Class B <F1>                       108
    21,600  Family Golf Centers, Inc.<F1>                          455
    61,700  Imax Corporation<F1>                                 1,581
     8,500  Steiner Leisure Ltd.<F1>                               205
                                                            ----------
                                                                 2,933
                                                            ----------

            FINANCIAL SERVICES 3.9%
   144,500  ARM Financial Group, Inc. - Class A                  2,773
     3,500  Medallion Financial Corp.                               62
                                                            ----------
                                                                 2,835
                                                            ----------

            HEALTH CARE SERVICES & SUPPLIES 1.6%
     8,500  IDX Systems Corporation<F1>                            360
    10,300  PAREXEL International Corporation<F1>                  228
    22,500  Pharmaceutical Product Development, Inc.<F1>           608
                                                            ----------
                                                                 1,196
                                                            ----------


EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            INSURANCE 10.4%
    27,400  Amerin Corporation<F1>                             $   586
     1,400  Capital Re Corporation                                  35
    28,200  Chartwell Re Corporation                               701
     8,000  CMAC Investment Corporation                            335
    52,000  Enhance Financial Services Group, Inc.               1,277
    35,300  Executive Risk Incorporated                          1,677
    45,500  Financial Security Assurance Holdings Ltd.           2,266
    26,800  Terra Nova (Bermuda) Holdings Ltd.                     744
                                                            ----------
                                                                 7,621
                                                            ----------

            OIL & GAS - DOMESTIC 2.3%
    15,400  Denbury Resources, Inc.<F1>                            101
   105,700  Forest Oil Corporation<F1>                           1,077
    53,205  Swift Energy Company <F1>                              486
                                                            ----------
                                                                 1,664
                                                            ----------

            OIL & GAS SERVICES 1.0%
    55,100  Seitel, Inc. <F1>                                      730
                                                            ----------

            POLLUTION CONTROL 1.1%
    68,700  Tetra Technologies, Inc. <F1>                          829
                                                            ----------

            REAL ESTATE INVESTMENT TRUSTS (REIT'S) 1.7%
    47,550  Golf Trust of America, Inc.                          1,272
                                                            ----------

            RETAIL 3.8%
    10,100  Eagle Hardware & Garden, Inc. <F1>                     235
   159,250  Goody's Family Clothing, Inc. <F1>                   1,702
     8,300  The Men's Wearhouse, Inc. <F1>                         201
    42,100  Stein Mart, Inc. <F1>                                  332
     7,200  Whole Foods Market, Inc.<F1>                           287
                                                            ----------
                                                                 2,757
                                                            ----------

            SCHOOLS 2.1%
    49,450  Sylvan Learning Systems, Inc. <F1>                   1,527
                                                            ----------

            SECURITY SERVICES 2.3%
    16,700  The Wackenhut Corporation - Class A                    362
    54,000  Wackenhut Corrections Corporation<F1>                1,326
                                                            ----------
                                                                 1,688
                                                            ----------

            SHIPBUILDING 1.7%
    49,600  Avondale Industries, Inc.<F1>                        1,293
                                                            ----------

            SOFTWARE 5.0%
   146,600  Avant! Corporation<F1>                               2,501
    22,600  HNC Software, Inc. <F1>                                760
    25,200  Software AG Systems, Inc.<F1>                          378
                                                            ----------
                                                                 3,639
                                                            ----------

                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS



EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            TELECOMMUNICATIONS EQUIPMENT 4.5%
    92,900  Inter-Tel, Incorporated                          $   1,678
    74,900  World Access, Inc.<F1>                               1,601
                                                            ----------
                                                                 3,279
                                                            ----------

            Total Common Stock (Cost $55,922)                   57,709
                                                            ----------

            PREFERRED STOCK 1.1%
            FINANCIAL SERVICES 1.1%
            MediaOne Group, Inc. (convertible to Enhance
    18,700  Financial Services Group common stock)                 783
                                                            ----------

            Total Preferred Stock (Cost $821)                      783
                                                            ----------


   Number
 of Shares
(in thousands)
--------------


            SHORT-TERM INVESTMENTS 14.2%
            INVESTMENT COMPANIES 8.7%
     3,251  Financial Square Prime Obligation Fund               3,251
     3,128  Short-Term Investments Co.
              Liquid Assets Portfolio                            3,128
                                                            ----------

            Total Investment Companies (Cost $6,379)             6,379
                                                            ----------

Principal Amount
 (in thousands)
--------------

            VARIABLE RATE DEMAND NOTES 5.5%
   $ 1,000  American Family Financial Services, Inc.             1,000
     2,000  Pitney Bowes                                         2,000
     1,000  Warner-Lambert Co.                                   1,000
                                                            ----------

            Total Variable Rate Demand Notes (Cost $4,000)       4,000
                                                            ----------

            Total Short-Term Investments (Cost $10,379)         10,379
                                                            ----------

            Total Investments 94.0% (Cost $67,122)              68,871
                                                            ----------

            Other Assets, less Liabilities 6.0%                  4,413
                                                            ----------

            TOTAL NET ASSETS 100.0%                            $73,284
                                                            ==========

            <F1> Non-income producing

                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS



MICROCAP FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            COMMON STOCKS 92.3%
            AIR TRANSPORTATION 0.7%
    71,300  Indigo Aviation AB ADR<F1>                        $    606
                                                            ----------
            CHILD CARE 1.6%
    94,700  Childtime Learning Centers, Inc.<F1>                 1,373
                                                            ----------

            COMMERCIAL SERVICES 4.3%
    46,600  Kroll-O'Gara Company<F1>                             1,148
    94,100  ProSoft Development, Inc. <F1>                         147
    97,500  SteriGenics International, Inc.<F1>                  2,377
                                                            ----------
                                                                 3,672
                                                            ----------

            COMPUTER SOFTWARE & SERVICES 14.6%
    27,600  BroadVision, Inc.<F1>                                  414
   172,100  Condor Technology Solutions, Inc.<F1>                2,280
    21,000  Diamond Technologies Partners, Inc.<F1>                270
    81,200  Fundtech Ltd.<F1>                                    1,106
    68,700  ISS Group, Inc.<F1>                                  1,894
    46,700  New Horizons Worldwide, Inc.<F1>                       864
   111,400  Phoenix International Ltd., Inc. <F1>                2,019
   169,100  Summit Design, Inc.<F1>                              1,416
   169,300  Tier Technologies, Inc. - Class B<F1>                2,201
                                                            ----------
                                                                12,464
                                                            ----------

            CONSULTING SERVICES 2.1%
    74,100  Hagler Bailly, Inc.<F1>                              1,741
                                                            ----------

            COSMETICS & SOAP 1.7%
   201,300  French Fragrances, Inc. <F1>                         1,409
                                                            ----------

            DATA PROCESSING 1.7%
    62,300  Data Processing Resources Corporation<F1>            1,425
                                                            ----------

            DISTRIBUTION 5.6%
   100,500  Dynamex Inc.<F1>                                       697
    72,750  Insight Enterprises, Inc.<F1>                        2,110
   117,150  Pomeroy Computer Resources, Inc. <F1>                1,970
                                                            ----------
                                                                 4,777
                                                            ----------

            ENTERTAINMENT & LEISURE 3.1%
   107,200  Championship Auto Racing Teams, Inc.<F1>             2,667
                                                            ----------

            EQUIPMENT RENTAL 2.0%
   170,800  Coinmach Laundry Corporation <F1>                    1,719
                                                            ----------

            FINANCIAL SERVICES 4.8%
    70,600  Conning Corporation                                  1,041
    99,800  First Sierra Financial, Inc. <F1>                      904
   119,800  LINC Capital, Inc.<F1>                                 854
   106,400  T&W Financial Corporation<F1>                        1,250
                                                            ----------
                                                                 4,049
                                                            ----------

            FOOTWEAR & RELATED APPAREL 0.7%
    81,800  Rocky Shoes & Boots, Inc. <F1>                         558
                                                            ----------

            HEALTH CARE SERVICES & SUPPLIES 6.1%
    17,500  Biomatrix, Inc.<F1>                                    823
     6,600  Province Healthcare Company<F1>                        172
   203,700  Quadramed Corporation                                4,176
                                                            ----------
                                                                 5,171
                                                            ----------


   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            HUMAN RESOURCES 1.5%
    71,000  RemedyTemp, Inc. - Class A<F1>                    $  1,296
                                                            ----------

            INSURANCE 2.7%
    70,800  ESG Re Ltd.                                          1,310
    94,600  Healthcare Recoveries, Inc. <F1>                       958
                                                            ----------
                                                                 2,268
                                                            ----------

            MEDICAL INSTRUMENTS 4.1%
   141,100  EndoSonics Corporation<F1>                           1,085
    73,100  Perclose, Inc.<F1>                                   1,745
    35,200  Ventana Medical Systems, Inc.<F1>                      651
                                                            ----------
                                                                 3,481
                                                            ----------

            MISCELLANEOUS 0.7%
    74,600  CulturalAccessWorldwide, Inc.<F1>                      633
                                                            ----------

            PRIVATE CORRECTION FACILITIES 7.0%
    36,800  Childrens Comprehensive Services, Inc.<F1>             469
   336,900  Cornell Corrections, Inc. <F1>                       5,517
                                                            ----------
                                                                 5,986
                                                            ----------

            REAL ESTATE INVESTMENT TRUSTS (REITS) 5.2%
   228,900  Capital Automotive REIT                              3,233
    61,000  Correctional Properties Trust<F1>                    1,186
                                                            ----------
                                                                 4,419
                                                            ----------

            RESEARCH & DEVELOPMENT 0.9%
    28,400  Kendle International, Inc.<F1>                         745
                                                            ----------

            RETAIL 3.1%
    89,800  A.C. Moore Arts & Crafts, Inc. <F1>                    696
    99,950  DM Management Company <F1>                           1,087
    37,500  Factory Card Outlet Corp. <F1>                         159
    24,400  Party City Corporation<F1>                             419
    13,200  Restoration Hardware, Inc.<F1>                         266
                                                            ----------
                                                                 2,627
                                                            ----------

            RETIREMENT CARE 1.0%
    64,800  Assisted Living Concepts, Inc. <F1>                    875
                                                            ----------

            SCHOOLS 4.9%
    82,300  Career Education Corporation<F1>                     2,016
   274,500  EduTrek International, Inc.<F1>                      1,990
    25,300  Quest Education Corporation<F1>                        193
                                                            ----------
                                                                 4,199
                                                            ----------

            TELECOMMUNICATIONS 7.1%
   110,300  Hyperion Telecommunications, Inc.<F1>                1,075
    53,000  Metromedia Fiber Network, Inc. <F1>                  2,007
    27,000  MGC Communications, Inc.<F1>                           274
    83,000  Transaction Network Services, Inc.<F1>               2,272
    31,600  US LEC Corporation - Class A<F1>                       413
                                                            ----------
                                                                 6,041
                                                            ----------

            TELECOMMUNICATIONS EQUIPMENT 1.5%
    61,500  Dset Corporation<F1>                                   769
    22,927  World Access, Inc.<F1>                                 490
                                                            ----------
                                                                 1,259
                                                            ----------

                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS

MICROCAP FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

   Number                                                   Market Value
 of Shares                                                 (in thousands)
 ----------                                                --------------

            VETERINARY HOSPITALS 2.6%
   124,800  Veterinary Centers of America, Inc. <F1>         $   2,216
                                                            ----------

            VITAMINS & NUTRITIONAL PRODUCTS 1.0%
    74,400  Natrol, Inc.<F1>                                       856
                                                            ----------

            Total Common Stock (Cost $73,949)                   78,532
                                                            ----------




   Number
 of Shares
(in thousands)
--------------

            SHORT-TERM INVESTMENTS 8.4%
            INVESTMENT COMPANIES 4.3%
        10  Financial Square Prime Obligation Fund                  10
     3,637  Short-Term Investments Co. Liquid Assets Portfolio   3,637
                                                            ----------

            Total Investment Companies (Cost $3,647)             3,647
                                                            ----------

Principal Amount
 (in thousands)
--------------

            U.S. TREASURIES 0.6%
     $ 500  U.S. Treasury Bill, 4.29%, 1/21/99                     495
                                                            ----------

            Total U.S. Treasuries (Cost $495)                      495
                                                            ----------

            VARIABLE RATE DEMAND NOTES 3.5%
     3,000  American Family Financial Services, Inc.             3,000
                                                            ----------

            Total Variable Rate Demand Notes (Cost $3,000)       3,000
                                                            ----------

            Total Short-Term Investments (Cost $7,142)           7,142
                                                            ----------

            Total Investments (Cost $81,091) 100.7%             85,674
                                                            ----------

            Liabilities, less Other Assets (0.7)%                (559)
                                                            ----------

            TOTAL NET ASSETS  100.0%                         $  85,115
                                                            ==========

            <F1> Non-income producing

                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS



INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                                                                       Market
 of Shares                                                            Industry                                   Value
 ----------                                                           --------                                ----------
            COMMON AND PREFERRED STOCKS 93.9%

            ARGENTINA 1.0%
    12,000  Telefonica de Argentina SA ADR                            Telecommunications                      $  396,750
    12,000  Transportadora de Gas del Sur SA ADR                      Natural Gas - Pipeline                     123,750
                                                                                                              ----------
                                                                                                                 520,500
                                                                                                              ----------

            AUSTRALIA 2.4%
    77,000  Broken Hill Proprietary Company Limited                   Diversified Operations                     651,649
    44,864  National Australia Bank Ltd.                              Banks                                      591,859
                                                                                                              ----------
                                                                                                               1,243,508
                                                                                                              ----------

            AUSTRIA 2.6%
    10,287  Bank Austria AG <F1>                                      Banks                                      559,724
     9,000  Boehler- Uddeholm AG                                      Steel                                      424,044
     3,800  VA Technologie AG                                         Engineering                                352,211
                                                                                                              ----------
                                                                                                               1,335,979
                                                                                                              ----------

            BRAZIL 1.2%
    37,000  Aracruz Celulose SA  ADR                                  Paper & Related Products                   309,875
   160,000  Rhodia-Ster SA GDR <F1>                                   Chemicals                                   67,056
     3,100  Telecomunicacoes Brasileiras SA-Telebras ADR              Telecommunications                         235,406
                                                                                                              ----------
                                                                                                                 612,337
                                                                                                              ----------

            CANADA 3.5%
    27,000  The Loewen Group Inc.                                     Funeral Services                           241,313
    56,500  Moore Corporation Ltd.                                    Business Services                          639,156
    86,000  Methanex Corporation<F1>                                  Chemicals                                  500,323
    91,000  Noranda Forest, Inc.                                      Building Products - Wood                   388,235
                                                                                                              ----------
                                                                                                               1,769,027
                                                                                                              ----------

            CHILE 0.8%
    17,500  Cia. de Telecomunicaciones de Chile SA                    Telecommunications                         383,906
                                                                                                              ----------

            CHINA 0.6%
    57,000  Shandong Huaneng Power Company Ltd. ADR                   Electric Utility                           292,125
                                                                                                              ----------

            COLUMBIA 0.3%
    25,000  Bancolumbia SA                                            Banks                                      123,438
                                                                                                              ----------

            CROATIA 0.8%
    30,000  Pliva d.d. GDR                                            Pharmaceuticals                            427,908
                                                                                                              ----------

            CZECH REPUBLIC 1.7%
    10,500  The Czech Power Company <F1>                              Electric Power Company                     238,975
    96,000  Komercni Banka A.S. ADR                                   Banks                                      424,022
    26,000  Skoda Plzen AS <F1>                                       Building & Construction                    173,912
                                                                                                              ----------
                                                                                                                 836,909
                                                                                                              ----------

            DENMARK 2.0%
     3,500  A/S Forsikringsselskabet Codan                            Insurance                                  444,734
     7,565  Unidanmark AS                                             Banks                                      576,756
                                                                                                              ----------
                                                                                                               1,021,490
                                                                                                              ----------


                     See notes to the financial statements.

                                                             (LOGO) FIRSTARFUNDS



INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                                                                       Market
 of Shares                                                            Industry                                   Value
 ----------                                                           --------                                ----------

            FINLAND 2.0%
    50,200  Kemira Oyj                                                Chemicals                              $   413,484
    55,020  Merita Ltd.                                               Financial Services                         294,844
    58,000  Tamro Oyj                                                 Drugs                                      310,813
                                                                                                             -----------
                                                                                                               1,019,141
                                                                                                             -----------

            FRANCE 6.3%
     3,500  Bail Investissement                                       Real Estate                                518,994
    10,503  Banque Nationale de Paris                                 Banks                                      665,120
     6,300  Societe Elf Aquitaine SA                                  Oil & Chemicals                            728,986
    13,000  Rhone-Poulenc SA                                          Drugs                                      594,216
    12,800  Scor Assistance                                           Insurance                                  733,877
                                                                                                              ----------
                                                                                                               3,241,193
                                                                                                              ----------

            GERMANY 3.7%
    11,500  BASF AG                                                   Chemicals                                  487,441
    23,000  Bilfinger & Berger Bau AG                                 Building & Construction                    458,278
    22,500  Tarkett Sommer AG                                         Building & Construction                    373,596
       850  Viag AG                                                   Diversified Manufacturing                  577,376
                                                                                                              ----------
                                                                                                               1,896,691
                                                                                                              ----------

            GREAT BRITAIN 12.5%
   354,847  The BICC Group PLC                                        Wire & Cable Products                      309,028
    46,150  British Telecommunciations PLC                            Telecommunications                         596,681
   211,250  BTR PLC                                                   Diversified Operations                     369,714
   260,000  BTR PLC - B Shares <F1>                                   Diversified Operations                     145,872
   254,850  Caradon PLC                                               Building & Construction                    533,516
    11,409  Coats Viyella PLC                                         Textiles                                     5,972
    66,962  Fairview Holdings PLC <F1>                                Building & Construction                     91,680
   133,925  Hillsdown Holdings PLC                                    Food & Beverage                            189,527
   138,737  LucasVarity PLC                                           Auto & Truck Components                    473,997
    36,000  National Westminster Bank PLC                             Banks                                      608,340
    76,500  Nycomed Amersham PLC                                      Medical Products                           537,460
   209,823  Rolls-Royce PLC <F1>                                      Aerospace & Aircraft                       774,845
    53,024  Southern Electric PLC                                     Electricity - Distribution                 545,248
   172,175  Storehouse PLC                                            Retail                                     501,733
    66,962  Terranova Foods PLC <F1>                                  Food & Beverage                            131,211
    40,159  United Utilities PLC                                      Utility Services                           587,824
                                                                                                               ---------
                                                                                                               6,402,648
                                                                                                               ---------

            HONG KONG 6.1%
 1,996,000  Giordano International Limited                            Retail - Apparel/Shoes                     239,650
    12,000  HSBC Holdings PLC                                         Banks                                      274,988
   121,000  Hutchison Whampoa Limited                                 Diversified Operations                     866,986
   228,559  Jardine Matheson Holdings Ltd.                            Diversified Operations                     639,965
 2,856,000  Pacific Ports Company Ltd. <F1>                           Traffic Management                         261,788
   142,000  Peregrine Investments Holdings Limited                    Financial Services                          78,830
   927,500  Swire Pacific Ltd.                                        Diversified Operations                     766,351
                                                                                                               ---------
                                                                                                               3,128,558
                                                                                                               ---------

            INDIA 0.4%
    17,000  BSES Ltd. GDR                                             Electric Utility                           209,100
                                                                                                               ---------


                     See notes to the financial statements.

                                                             (LOGO) FIRSTARFUNDS


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                                                                       Market
 of Shares                                                            Industry                                   Value
 ----------                                                           --------                                ----------

            INDONESIA 0.4%
   175,000  PT Indonesian Satelite                                    Telecommunications                    $    188,821
                                                                                                              ----------

            IRELAND 0.9%
    53,480  Irish Life PLC                                            Insurance                                  474,056
                                                                                                              ----------

            ISRAEL 0.4%
    16,000  Koor Industries Limited ADR                               Telecommunications                         259,000
                                                                                                              ----------

            ITALY 2.2%
    90,000  Banca Commerciale Italiana                                Banks                                      556,525
       375  La Rinascente SPA                                         Retail - Food                                3,617
   153,000  Telecom Italia Mobile SPA                                 Telecommunications                         542,626
                                                                                                              ----------
                                                                                                               1,102,768
                                                                                                              ----------

            JAPAN 7.5%
    15,000  AOYAMA Trading Co., Ltd.                                  Retail - Apparel/Shoes                     370,087
    42,000  DAIICHI Pharmaceutical Co., Ltd.                          Drugs                                      701,042
    80,000  Daito Trust Construction Co.                              Real Estate                                683,106
    61,000  Daiwa Securities Company Limited                          Financial Services                         172,750
   103,000  Kyudenko Co., Ltd.                                        Electrical Engineering                     573,664
   255,000  Marubeni Corporation                                      Distribution / Wholesale                   468,305
    74,600  Nichido Fire & Marine Insurance                           Insurance                                  384,759
   139,000  Nippon Fire & Marine Insurance                            Insurance                                  485,495
                                                                                                              ----------
                                                                                                               3,839,208
                                                                                                              ----------

            MALAYSIA 1.0%
   180,000  Malakoff Bhd<F2>                                          Agricultural Operations                    197,241
    96,000  Malayan Banking Bhd<F2>                                   Banks                                       81,327
    80,000  O.Y.L. Industries Bhd<F2>                                 Air & Heating Systems                      114,919
   300,000  Road Builder (M) Holdings Bhd<F2>                         Building & Construction                    123,759
                                                                                                              ----------
                                                                                                                 517,246
                                                                                                              ----------

            MEXICO 2.0%
    51,000  Elamex SA de CV <F1>                                      Manufacturing - Misc.                      274,125
    14,000  Telefonos de Mexico SA                                    Telecommunications                         739,375
                                                                                                              ----------
                                                                                                               1,013,500
                                                                                                              ----------

            NETHERLANDS 4.5%
    10,500  Ballast Nedam NV                                          Building & Construction                    364,298
     6,000  Eriks Holdings NV                                         Diversified Operations                     403,170
    27,500  European Vinyls Corporation International NV              Chemicals                                  256,197
    14,754  Koninklijke Ahrend NV                                     Office & Funiture                          299,393
    11,922  Koninklijke Pakhoed NV                                    Storage & Transportation                   293,630
    18,000  Koninklijke KPN NV                                        Telecommunications                         699,684
                                                                                                               ---------
                                                                                                               2,316,372
                                                                                                               ---------

            NEW ZEALAND 3.0%
   361,000  Air New Zealand Limited - Class B                         Air Transportation                         477,791
   781,575  Brierley Investments Limited                              Diversified Operations                     177,922
   591,000  Carter Holt Harvey Limited                                Paper Products                             481,836
   202,000  Fletcher Challenge Energy                                 Oil & Gas Exploration                      372,153
                                                                                                               ---------
                                                                                                               1,509,702
                                                                                                               ---------


                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS



INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                                                                       Market
 of Shares                                                            Industry                                   Value
 ----------                                                           --------                                ----------

            NORWAY 2.7%
     9,500  Bergesen d.y. ASA "B"                                     Transportation                        $    128,866
    53,000  Saga Petroleum ASA                                        Oil & Gas Exploration                      668,611
    16,700  Sparebanken NOR                                           Banks                                      317,146
    28,000  Odfjell ASA "A"                                           Marine Services                            269,669
                                                                                                             -----------
                                                                                                               1,384,292
                                                                                                             -----------

            PAKISTAN 0.4%
     5,000  Pakistan Telecom Corporation 144A GDR                     Telecommunications                         191,085
                                                                                                             -----------

            PERU 0.3%
    70,000  Banco Wiese ADR <F1>                                      Banks                                      126,875
                                                                                                              ----------

            PHILIPPINES 0.8%
    24,000  Metropolitan Bank & Trust Company                         Banks                                      124,316
    12,000  Philippine Long Distance Telephone Company                Telecommunications                         286,997
                                                                                                               ---------
                                                                                                                 411,313
                                                                                                               ---------
            POLAND 0.3%
   145,000  Mostostal-Export SA ADR                                   Containers                                 134,662
                                                                                                               ---------

            PORTUGAL 1.0%
    10,500  Electricidade de Portugal, SA ADR <F1>                    Electric Utility                           525,000
                                                                                                               ---------

            RUSSIA 0.7%
     8,500  Lukoil Holding ADR                                        Oil & Gas - International                  132,099
    54,000  Rostelecom ADR                                            Telecommunications                         205,875
                                                                                                               ---------
                                                                                                                 337,974
                                                                                                               ---------

            SINGAPORE 2.7%
     35,000 Asia Pulp & Paper Company Ltd. <F1>                       Paper Products                             290,921
   173,000  City Developments Limited                                 Real Estate                                626,889
   101,000  United Overseas Bank Ltd.                                 Banks                                      474,542
                                                                                                               ---------
                                                                                                               1,392,352
                                                                                                               ---------

            SLOVAK REPUBLIC 0.9%
    13,000  Nafta Gbely AS                                            Geological Exploration                     151,951
    30,000  Slovakofarma 144A GDR                                     Health & Beauty Aids                        96,000
    39,000  VSZ AS <F1>                                               Steel                                      233,486
                                                                                                               ---------
                                                                                                                 481,437
                                                                                                               ---------

            SOUTH AFRICA 1.3%
     6,016  AngloGold Limited                                         Mining                                     305,637
   124,000  Standard Bank Investment Corporation Limited              Banks                                      373,561
                                                                                                               ---------
                                                                                                                 679,198
                                                                                                               ---------

            SOUTH KOREA 0.0%
     3,482  Kookmin Bank                                              Banks                                       12,883


                     See notes to the financial statements.

                                                              (LOGO)FIRSTARFUNDS



INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998


   Number                                                                                                       Market
 of Shares                                                            Industry                                   Value
 ----------                                                           --------                                ----------

            SPAIN 6.1%
    12,000  Catalana Occidente                                        Insurance                            $     318,037
    17,000  Construcciones y Auxiliar de Ferrocarriles SA             Manufacturing - Misc.                      566,202
    20,900  Corporacion Mapfre                                        Insurance                                  550,952
    53,500  Iberdrola SA                                              Electricity - Distribution                 862,501
    16,500  Repsol SA                                                 Oil & Gas - International                  826,662
                                                                                                             -----------
                                                                                                               3,124,354
                                                                                                             -----------

            SWEDEN 3.6%
    64,000  ABB AB                                                    Rail Transit Systems                       675,460
    19,300  AssiDoman AB                                              Paper & Related Products                   365,413
    25,000  Astra AB                                                  Drugs                                      404,572
    27,000  Getinge Industrier AB "B"                                 Medical Instruments                        414,487
                                                                                                              ----------
                                                                                                               1,859,932
                                                                                                              ----------

            SWITZERLAND 2.4%
     1,500  Forbo Holding AG                                          Building Products                          620,338
       558  Holderbank                                                Building Products                          621,831
                                                                                                              ----------
                                                                                                               1,242,169
                                                                                                              ----------

            THAILAND 0.9%
   355,000  Thai Farmers Bank Public Company Limited                  Banks                                      449,258
                                                                                                              ----------

15,178,283  Total Common and Preferred Stocks (Cost $61,141,925)                                              48,037,915
                                                                                                               ---------

            SHORT-TERM INVESTMENTS 4.0%
            INVESTMENT COMPANIES 3.3%
     23,500 Jardine Fleming India Fund                                                                           130,719
   117,000  Korea Fund, Inc.                                                                                     972,562
        63  Thailand International Fund                                                                          593,460
                                                                                                               ---------

            Total Investment Companies (Cost $2,172,851)                                                       1,696,741
                                                                                                               ---------

    Principal
    Amount
(in thousands)
--------------

            VARIABLE RATE DEMAND NOTES 0.7%
  $364,013  Chase U.S.                                                                                           364,013
                                                                                                              ----------

            Total Variable Rate Demand Notes (Cost $364,013)                                                     364,013
                                                                                                              ----------

            Total Short-Term Investments (Cost $2,536,864)                                                     2,060,754
                                                                                                              ----------

            Total Investments (Cost $63,678,789) 97.9%                                                        50,098,669
                                                                                                              ----------

            Other Assets, Less Liabilities 2.1%                                                                1,057,693
                                                                                                              ----------

            TOTAL NET ASSETS 100%                                                                            $51,156,362
                                                                                                             ===========

            <F1> Non-Income producing
            <F2> Due to restrictions imposed by the Malaysian government, these securities have been deemed illiquid.

                     See notes to the financial statements.




                                                             (LOGO) FIRSTARFUNDS

BALANCED GROWTH FUND
GROWTH AND INCOME FUND
EQUITY INDEX FUND
GROWTH FUND
SPECIAL GROWTH FUND
EMERGING GROWTH FUND
MICROCAP FUND
INTERNATIONAL EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

1. ORGANIZATION
  Firstar Funds, Inc. (the "Company") was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Balanced Growth Fund
(formerly the Balanced Fund), the Growth and Income Fund, the Equity Index Fund, the Growth Fund (formerly the MidCore Growth Fund), the Special Growth Fund, the
Emerging Growth Fund, the MicroCap Fund and the International Equity Fund (the
"Funds") are separate, diversified investment portfolios of the Company. The
Special Growth Fund commenced operations on December 28, 1989; the Growth and
Income Fund and Equity Index Fund commenced operations on December 29, 1989; the
Balanced Growth Fund commenced operations on March 30, 1992; the Growth Fund commenced operations on December 29, 1992; the International Equity Fund commenced operations on April 28, 1994; the MicroCap Fund commenced operations on August 1, 1995; and the Emerging Growth Fund commenced operations on August
15, 1997. The objective of the Balanced Growth Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. The objective of the Growth and Income Fund is to seek both reasonable income and long-term capital appreciation. The objective of the Equity Index
Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Stock Index. The objective of the Growth Fund is capital appreciation through investment in securities of medium- to large-sized companies. The objective of the Special Growth Fund is capital appreciation through investment in securities of small- to medium-sized companies. The objective of the Emerging Growth Fund is capital appreciation through investments in securities of small-sized companies. The objective of the MicroCap Fund is capital appreciation through investments in small companies.
The objective of the International Equity Fund is to seek capital appreciation through investment in foreign securities which the Sub-Advisor believes are undervalued.

  The costs, in thousands, incurred in connection with the organization, initial registration and public offering of shares aggregating $21, $24 and $27 for the Emerging Growth, MicroCap and International Equity Funds, respectively, have been paid by the Funds. These costs are being amortized over the period of benefit, but not to exceed sixty months from each Fund's commencement of operations.

  The Company has issued two classes of Fund shares in each of the Funds:Series
A and Series Institutional. The Series A shares are subject to a 0.25% service organization fee and an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. The maximum sales charge is 4% of the offering price or 4.16% of the net asset value. Effective January 1, 1999, the maximum sales charge will be 4.50% of the offering price or 4.71% of the net asset value. Each class of shares for each Fund has identical rights and privileges except with respect to service organization fees paid by Series A shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices, with the exception of the International Equity Fund, which is valued at the average of the current bid and asked prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined through the consideration of other factors by or under the direction of the Board of Directors. Quotations of foreign securities in foreign currency are converted to United States ("U.S.") dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Equity Fund may trade in their local markets on days the U.S. exchanges are closed, and the International Equity
Fund's net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.

b) Federal Income Taxes - It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially


                                                              (LOGO)FIRSTARFUNDS

all investment company net taxable income and net capital gains to shareholders.
Therefore, no federal income tax provision is required.

c) Income and Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory, administration and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts, or net sales, where applicable. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

d) Distributions to Shareowners - Dividends from net investment income, if any, are declared and paid quarterly for the Balanced Growth, Growth and Income and Equity Index Funds and annually for the Growth, Special Growth, Emerging Growth,
MicroCap and International Equity Funds. Distributions of net realized capital gains, if any, will be declared at least annually.

e) Futures Contracts - The Equity Index Fund may utilize futures contracts to a limited extent. The risk associated with the use of futures contracts includes the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

f) When-Issued Securities - The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. The Fund identifies and maintains at all times cash, cash equivalents, or other liquid securities in an amount at least equal to the amount of outstanding commitments for when-issued securities.

g) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h) Foreign Currency Translations - The books and records of the International
Equity Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, and income and expenses denominated in foreign currencies are translated on the respective dates of such transactions. Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized net appreciation (depreciation) on investments. Foreign currency exchange gains and losses included in net appreciation (depreciation) on foreign currency and net realized gains and losses on foreign currency include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received; such amounts are considered net investment income
(loss) for tax purposes. The portion of the foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of a security is included in realized gains and losses on investment transactions.

i) Other - Investment and shareowner transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.


                                                              (LOGO)FIRSTARFUNDS

3. CAPITAL SHARE TRANSACTIONS
  Transactions, in thousands, of shares of the Funds were as follows:



                                                   BALANCED GROWTH            GROWTH AND INCOME              EQUITY INDEX
                                                        FUND                        FUND                         FUND
                                                ---------------------       --------------------        ---------------------
                                                Amount        Shares       Amount          Shares        Amount        Shares
                                               -------        -------     -------         -------        -------       -------
YEAR ENDED OCTOBER 31, 1998:
Series A shares:
  Shares sold                                 $19,603            660     $ 59,834           1,359       $30,526           428
  Shares issued to owners in
    reinvestment of dividends                   4,639            163        5,908             146         2,500            37
  Shares redeemed                             (7,945)          (266)     (21,073)           (483)      (14,683)         (206)
                                           ----------     ----------   ----------      ----------    ----------    ----------
  Net increase                               $ 16,297            557    $  44,669           1,022      $ 18,343           259
                                           ==========     ==========   ==========      ==========    ==========    ==========

Series Institutional shares:
  Shares sold                                $ 63,126          2,111     $156,883           3,600     $ 154,182         2,167
  Shares issued to owners in
    revinvestment of dividends                 17,086            600       15,009             369        10,229           150
  Shares redeemed                            (52,956)        (1,798)    (114,144)         (2,614)      (88,691)       (1,252)
                                           ----------     ----------   ----------      ----------    ----------    ----------
  Net increase                               $ 27,256            913     $ 57,748           1,355      $ 75,720         1,065
                                           ==========     ==========   ==========      ==========    ==========    ==========

YEAR ENDED OCTOBER 31, 1997:
Series A shares:
  Shares sold                                 $15,346            529      $43,063           1,218       $30,916           529
  Shares issued to owners in
    reinvestment of dividends                   2,448             89        6,930             218         1,307            23
  Shares redeemed                             (6,070)          (211)     (11,682)           (328)       (8,112)         (137)
                                           ----------     ----------   ----------      ----------    ----------    ----------
  Net increase                                $11,724            407      $38,311           1,108       $24,111           415
                                           ==========     ==========   ==========      ==========    ==========    ==========

Series Institutional shares:
  Shares sold                                 $67,590          2,347     $139,658           3,995      $133,310         2,298
  Shares issued to owners in
    revinvestment of dividends                 10,877            394       20,195             632         6,369           115
  Shares redeemed                            (57,431)        (1,976)     (78,849)         (2,165)      (95,857)       (1,703)
                                           ----------     ----------   ----------      ----------    ----------    ----------
  Net increase                                $21,036            765      $81,004           2,462       $43,822           710
                                           ==========     ==========   ==========      ==========    ==========    ==========


3. CAPITAL SHARE TRANSACTIONS (CONT.)
  Transactions, in thousands, of shares of the Funds were as follows:

                                                       GROWTH                  SPECIAL GROWTH              EMERGING GROWTH
                                                        FUND                        FUND                         FUND
                                                ---------------------       --------------------        ---------------------
                                                Amount        Shares       Amount          Shares        Amount        Shares
                                               -------        -------     -------         -------        -------       -------
YEAR ENDED OCTOBER 31, 1998:
Series A shares:
  Shares sold                                $ 12,906            367     $ 34,361             820      $ 10,119           969
  Shares issued to owners in
    reinvestment of dividends                   3,577            118       14,452             357            45             5
  Shares redeemed                             (4,328)          (135)     (36,981)           (878)       (1,504)         (145)
                                           ----------     ----------   ----------      ----------    ----------    ----------
  Net increase                               $ 12,155            350      $11,832             299       $ 8,660           829
                                           ==========     ==========   ==========      ==========    ==========    ==========

Series Institutional shares:
  Shares sold                                $ 55,749          1,622    $ 115,060           2,750      $ 30,325         2,998
  Shares issued to owners in
    revinvestment of dividends                 20,361            665       50,064           1,228           307            32
  Shares redeemed                            (66,140)        (1,919)    (188,422)         (4,477)      (13,394)       (1,384)
                                           ----------     ----------   ----------      ----------    ----------    ----------
  Net increase (decrease)                     $ 9,970            368   $ (23,298)           (499)      $ 17,238         1,646
                                           ==========     ==========   ==========      ==========    ==========    ==========

YEAR ENDED OCTOBER 31, 1997<F1>:
Series A shares:
  Shares sold                                 $ 8,130            250     $ 39,485             949       $ 5,403           525
  Shares issued to owners in
    reinvestment of dividends                     727             24       13,955             370             -             -
  Shares redeemed                             (3,796)          (113)     (28,518)           (683)          (60)           (6)
                                           ----------     ----------   ----------      ----------    ----------    ----------
  Net increase                                $ 5,061            161     $ 24,922             636       $ 5,343           519
                                           ==========     ==========   ==========      ==========    ==========    ==========

Series Institutional shares:
  Shares sold                                 $48,607          1,489     $164,735           3,973       $46,878         4,670
  Shares issued to owners in
    revinvestment of dividends                  5,140            168       53,786           1,420             -             -
  Shares redeemed                            (53,475)        (1,641)    (181,632)         (4,277)         (118)          (11)
                                           ----------     ----------   ----------      ----------    ----------    ----------
  Net increase                                $   272             16     $ 36,889           1,116       $46,760         4,659
                                           ==========     ==========   ==========      ==========    ==========    ==========


<F1> Capital share activity is for the fiscal year ended October 31,1997 for the
     Growth Fund and Special Growth Fund, and for the period August 15, 1997 to October 31, 1997 for the Emerging Growth Fund.

                                                             (LOGO) FIRSTARFUNDS

  Transactions, in thousands, of shares of the Funds were as follows:


                                                      MICROCAP                     INTERNATIONAL
                                                        FUND                        EQUITY FUND
                                                --------------------            --------------------
                                                 Amount        Shares           Amount         Shares
                                               ----------    ----------       ----------     ----------
YEAR ENDED OCTOBER 31, 1998:
Series A shares:
  Shares sold                                $   1,418            80          $ 3,333             190
  Shares issued to owners in
    reinvestment of dividends                    1,570            99              162               9
  Shares redeemed                              (2,049)         (137)          (2,075)           (122)
                                            ----------    ----------       ----------      ----------
  Net increase                                $    939            42          $ 1,420              77
                                            ==========    ==========       ==========      ==========

Series Institutional shares:
  Shares sold                                  $ 1,819           125         $ 13,322             748
  Shares issued to owners in
    revinvestment of dividends                   7,878           492            1,085              63
  Shares redeemed                             (10,986)         (706)         (15,171)           (952)
                                            ----------    ----------       ----------      ----------
  Net increase (decrease)                     $(1,289)          (89)           $(764)           (141)
                                            ==========    ==========       ==========      ==========

YEAR ENDED OCTOBER 31, 1997:
Series A shares:
  Shares sold                                  $ 6,446           421          $ 4,828             226
  Shares issued to owners in
    reinvestment of dividends                    1,536           112              116               6
  Shares redeemed                              (2,209)         (146)          (1,624)            (79)
                                            ----------    ----------       ----------      ----------
  Net increase                                 $ 5,773           387          $ 3,320             153
                                            ==========    ==========       ==========      ==========

Series Institutional shares:
  Shares sold                                  $22,484         1,468          $27,533           1,361
  Shares issued to owners in
    revinvestment of dividends                   9,877           717            1,149              59
  Shares redeemed                              (5,872)         (371)          (9,612)           (476)
                                            ----------    ----------       ----------      ----------
  Net increase                                 $26,489         1,814          $19,070             944
                                            ==========    ==========       ==========      ==========


                                                             (LOGO) FIRSTARFUNDS

4. INVESTMENT TRANSACTIONS
  The aggregate purchases and sales, in thousands, of securities, excluding short-term investments, for the Funds for the year ended October 31, 1998, were as follows:

                             BALANCED    GROWTH AND      EQUITY       GROWTH       SPECIAL      EMERGING    MICROCAP  INTERNATIONAL
                            GROWTH FUND  INCOME FUND   INDEX FUND      FUND      GROWTH FUND   GROWTH FUND    FUND     EQUITY FUND
                           ------------ ------------  ------------ ------------ ------------  ------------------------ ------------

  Purchases:
    U.S. Government           $28,432          -           -            -             -            -            -           -
    Other                     116,662       $273,613    $103,862    $103,315      $510,020      $97,415     $147,757     $29,735
  Sales:
    U.S. Government           $14,993          -           -            -             -            -            -           -
    Other                     106,154       $265,945    $13,630     $123,623      $631,747      $78,582     $167,831     $26,472

Equity Index Fund transactions in futures contracts during the period October 31, 1997 to October 31, 1998, in thousands, were as follows:

                                                AGGREGATE
                                 NUMBER OF    FACE VALUE OF
                                 CONTRACTS    CONTRACTS <F1>
                                 ----------  ---------------

Outstanding at October 31, 1997     109        $ 25,454
Contracts opened                    938         246,543
Contracts closed                  (947)       (246,152)
                                -------      ----------
Outstanding at October 31, 1998     100        $ 25,845
                                =======      ==========

<F1> The aggregate face value of contracts is computed on the date each contract is opened.

The number of futures contracts and net unrealized appreciation, in thousands, as of October 31, 1998, were as follows:

                                            NUMBER OF         UNREALIZED
                                            CONTRACTS        APPRECIATION
                                           ----------       --------------
S&P 500 Financial Futures Contract
Expiration date 12/98 <F2>                     100              $1,785

<F2> At October 31, 1998, U.S. Treasury Bills of $1,980, in thousands, were held as collateral by the custodian in an initial margin account in connection with open futures contracts held by the Equity Index Fund.

At October 31, 1998, gross unrealized appreciation and depreciation of investments for federal tax purposes, in thousands, were as follows:


                             BALANCED    GROWTH AND      EQUITY       GROWTH       SPECIAL      EMERGING    MICROCAP  INTERNATIONAL
                            GROWTH FUND  INCOME FUND   INDEX FUND      FUND      GROWTH FUND   GROWTH FUND    FUND     EQUITY FUND
                           ------------ ------------  ------------ ------------ ------------  ------------------------ ------------


Appreciation                  $47,386     $194,914     $246,519      $72,602      $167,490       $7,113      $14,467       $5,185
(Depreciation)                (7,627)      (5,395)     (14,700)      (5,383)      (30,433)      (6,249)     (10,236)     (19,014)
                            ---------   ----------   ----------   ----------    ----------   ----------  -----------  -----------
Net unrealized appreciation
    (depreciation) on
     investments              $39,759     $189,519     $231,819      $67,219      $137,057         $864       $4,231   $ (13,829)
                            =========   ==========    =========   ==========    ==========   ==========   ==========   ==========


  At October 31, 1998, the cost of investments, in thousands, for federal income tax purposes was $210,082, $468,230, $331,843, $167,957, $468,251, $68,007,
$81,443, and $63,928 for the Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds, respectively.

At October 31, 1998, the Emerging Growth and International Equity Funds had accumulated net realized capital loss carryovers, in thousands, of $5,736 and $4,919, respectively, expiring in 2006.

For the year ended October 31, 1998, the following percent of ordinary income dividends (unaudited) qualifies for the dividend recieved deduction available to corporate stockholders: Balanced Growth Fund 10%, Growth and Income Fund 85%, Equity Index Fund 84%, Growth Fund 38% and Emerging Growth Fund 4%.

                                                             (LOGO) FIRSTARFUNDS

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS
  The Funds have entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. Effective September 2, 1997
FIRMCO entered into a Sub-Advisory Agreement with Hansberger Global Investors (the "Sub-Adviser") for the International Equity Fund. Prior to September 2, 1997, FIRMCO had entered into a sub-advisory agreement with State Street Global Advisors for the International Equity Fund. Pursuant to its Sub-Advisory Agreement with FIRMCO, the Sub-Adviser is entitled to receive a fee from FIRMCO, calculated daily and payable monthly, at the annual rate presented below as applied to the International Equity Fund's daily net assets.

For the period ended October 31, 1998, FIRMCO voluntarily waived the following fees, in thousands, by Fund:

                             BALANCED    GROWTH AND      EQUITY       GROWTH       SPECIAL      EMERGING    MICROCAP  INTERNATIONAL
                            GROWTH FUND  INCOME FUND   INDEX FUND      FUND      GROWTH FUND   GROWTH FUND    FUND     EQUITY FUND
                           ------------ ------------  ------------ ------------ ------------  ------------------------ ------------


Annual Rate                     0.75%        0.75%        0.25%        0.75%         0.75%        0.75%        1.50%    <F1> <F2>
Fees waived                      $403            -         $180            -             -         $135           $3         $219


<F1> FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.50% of the Fund's first $25 million of average daily net assets, 1.25% on the next $75 million and 1.10% of the Fund's average daily net assets in excess of $100 million.

<F2> Pursuant to its Sub-Advisory Agreement with FIRMCO, the Sub-Adviser is entitled to receive a fee from FIRMCO, calculated daily and payable monthly, at the annual rate of 0.75% of the Fund's first $25 million of average daily net assets, 0.50% on the next $75 million and 0.35% of the Fund's average daily net assets in excess of $100 million.

  Chase Manhattan Bank serves as sub-custodian for the International Equity Fund. Firstar Bank Milwaukee, N.A. serves as custodian and Firstar Mutual Fund Services, LLC serves as transfer agent and accounting services agent for all the Funds. Both companies are affiliates of FIRMCO.

  The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Mutual Fund Services, LLC (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the year ended October 31, 1998, $164, $424, $353, $156, $493, $47, $79, and $45 of
administration fees, in thousands, were voluntarily waived for the Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds, respectively.

  The Company has entered into Servicing Agreements with certain Service Organizations, including FIRMCOaffiliates, for the Series A class of shares. The Service Organizations are entitled to receive fees from the Funds up to the annual rate of 0.25% of the average daily net asset value of the Series A Shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Series A Shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; and providing information periodically to customers showing their positions in Series A Shares. Service Organization fees, in thousands, incurred by the Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds aggregated $136, $415, $244, $81, $383, $24, $40, and $17 respectively, for the year ended
October 31, 1998.

  Each Director of the Company who is not affiliated with FIRMCO receives an annual fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Firstar Funds (with the exception of the MicroCap
Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Firstar Funds or 90-day U.S. Treasury bills. The Funds maintain their proportionate share of the Company's liability for deferred fees.

6. FOREIGN SECURITIES
 Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S.companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S.Government.

                                                             (LOGO) FIRSTARFUNDS


7. DISTRIBUTIONS (UNAUDITED)
 During the period ended October 31, 1998, the following Funds paid capital gain distributions (taxable as long-term capital gains) to both Series A and Series Institutional shareowners:


                             BALANCED      GROWTH        EQUITY                    SPECIAL                INTERNATIONAL
                              GROWTH     AND INCOME      INDEX        GROWTH       GROWTH       MICROCAP     EQUITY
                               FUND         FUND          FUND         FUND         FUND          FUND        FUND
                           ------------ ------------  ------------ ------------ ------------  ------------------------
Per Share                      $2.27         $1.23       $0.85        $4.73          $4.46        $0.09       $0.32
Percentage of capital
  gains
 distribution taxed at
  a maximum rate of 20%        56.4%         49.1%        100%        57.5%          51.4%         0%          4.8%


8. TRANSACTIONS WITH AFFILIATES
 The following company is affiliated with the MicroCap Fund, that is, the Fund held 5% or more of the outstanding voting securities during the fiscal year ended October 31, 1998. Such companies are defined in Section (2)(a)(3) of the Investment Company act of 1940.


                          SHARE BALANCE AT                       SHARE BALANCE AT
COMPANY                   OCTOBER 31, 1997  PURCHASES    SALES   OCTOBER 31, 1998   DIVIDENDS  GAIN/LOSSES
---------                ----------------- -----------   ------ ------------------ ----------- ------------
EduTrek International, Inc.      0           274,500       0         274,500            $0          $0


                                                             (LOGO) FIRSTARFUNDS

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE FIRSTAR BALANCED GROWTH FUND, THE FIRSTAR GROWTH AND INCOME FUND, THE FIRSTAR EQUITY INDEX FUND, THE FIRSTAR GROWTH FUND, THE FIRSTAR SPECIAL GROWTH FUND, THE FIRSTAR EMERGING GROWTH FUND, THE FIRSTAR MICROCAP FUND AND THE FIRSTAR INTERNATIONAL EQUITY FUND

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Firstar Balanced Growth Fund, the Firstar Growth and Income Fund, the Firstar Equity Index Fund, the Firstar Growth Fund, the Firstar Special Growth Fund, the Firstar Emerging Growth Fund, the Firstar MicroCap Fund and the Firstar International Equity Fund (eight of the portfolios of Firstar Funds, Inc. (the "Funds")) at October 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for the year ended October 31, 1998, and for each of the other periods indicated, all in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
December 8, 1998

                                                             (LOGO) FIRSTARFUNDS

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

                                                             (LOGO) FIRSTARFUNDS

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


FIRSTAR FUNDS ARE AVAILABLE THROUGH:

- THE FIRSTAR FUNDS CENTER,

- INVESTMENT SPECIALISTS WHO ARE REGISTERED
  REPRESENTATIVES OF FIRSTAR INVESTMENT SERVICES, INC.
  A REGISTERED BROKER/DEALER, NASD AND SIPC MEMBER,

- AND THROUGH SELECTED SHAREHOLDER ORGANIZATIONS.


This report is authorized for distribution only when preceded or accompanied by a current prospectus.


FOR ACCOUNT BALANCES AND INVESTOR SERVICES INFORMATION
1-800-228-1024
1-414-287-3808

FIRSTAR FUNDS CENTER
615 EAST MICHIGAN STREET
P.O. BOX 3011
MILWAUKEE, WI 53201-3011

WWW.FIRSTARFUNDS.COM
                                                             (LOGO) FIRSTARFUNDS


                                                             FORM #40-0249 12/98